                                                  File Nos. 333-61759, 811-08961


    As filed with the Securities and Exchange Commission on October 25, 2002


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

             Registration Statement Under the Securities Act of 1933      [X]
                           Pre-Effective Amendment No.                    [ ]

                         Post-Effective Amendment No. 7                   [X]


                                      and

      Registration Statement Under the Investment Company Act of 1940 [X]

                              Amendment No. 9 [X]

                        (Check appropriate box or boxes)
                      -----------------------------------

                              TIAA-CREF LIFE FUNDS

                                730 Third Avenue

                            New York, New York 10017

                                 (800) 842-2733

            (Registrant's Exact Name, Address and Telephone Number)

                                Lisa Snow, Esq.
                              TIAA-CREF Life Funds
                                730 Third Avenue
                            New York, New York 10017
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Steven B. Boehm, Esq.
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

      Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on October 28, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

October 28, 2002

PROSPECTUS
TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND
GROWTH & INCOME FUND
INTERNATIONAL EQUITY FUND

LARGE-CAP VALUE FUND


SMALL-CAP EQUITY FUND

STOCK INDEX FUND
SOCIAL CHOICE EQUITY FUND

REAL ESTATE SECURITIES FUND


[TIAA CREF LOGO]

This prospectus contains important information about the TIAA-CREF Life Funds, funds available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (TIAA-CREF Life). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


SUMMARY INFORMATION.........................................    4

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..............    4
     Overview of the Funds..................................    4
     Dual Investment Management Strategy(SM)................    4
     Quantitative Management Strategy.......................    4
     General Risks of Investing in the Funds................    4
     Growth Equity Fund.....................................    5
     Growth & Income Fund...................................    6
     International Equity Fund..............................    6
     Large-Cap Value Fund...................................    7
     Small-Cap Equity Fund..................................    7
     Stock Index Fund.......................................    8
     Social Choice Equity Fund..............................    8
     Real Estate Securities Fund............................    9

   PAST PERFORMANCE.........................................    9

   FEES AND EXPENSES........................................   12

MORE INFORMATION ABOUT THE FUNDS............................   14

   ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT
     STRATEGY(SM)...........................................   14
     Dual Investment Management Strategy(SM)................   14
     Growth Equity Fund.....................................   15
     Growth & Income Fund...................................   16
     International Equity Fund..............................   16
     Large-Cap Value Fund...................................   18

   ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT
     STRATEGY...............................................   19
     Quantitative Management Strategy.......................   19
     Small-Cap Equity Fund..................................   19

   INDEX FUNDS..............................................   20
     Stock Index Fund.......................................   20

   SPECIALTY FUNDS..........................................   20
     Social Choice Equity Fund..............................   20

   REAL ESTATE SECURITIES FUND..............................   22

   INVESTMENT MANAGEMENT STYLES.............................   24

   MORE ABOUT RISKS.........................................   24



 2  PROSPECTUS

MORE ABOUT BENCHMARKS AND OTHER INDICES.....................   26

   RUSSELL 1000 GROWTH INDEX................................   26

   S&P 500 INDEX............................................   26

   MSCI EAFE INDEX..........................................   27

   RUSSELL 1000 VALUE INDEX.................................   27

   RUSSELL 2000 INDEX.......................................   27

   RUSSELL 3000 INDEX.......................................   28

   WILSHIRE REAL ESTATE SECURITIES INDEX....................   28

ADDITIONAL INVESTMENT STRATEGIES............................   28

   FUND MANAGEMENT..........................................   29

   PRICING OF FUND SHARES...................................   30

   OFFERING, PURCHASING AND REDEEMING SHARES................   30

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   31

GENERAL MATTERS.............................................   31

   VOTING RIGHTS............................................   31

   ELECTRONIC PROSPECTUSES..................................   32

   HOUSEHOLDING.............................................   32

FINANCIAL HIGHLIGHTS........................................   34



                                                                  PROSPECTUS   3

SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

OVERVIEW OF THE FUNDS


The eight funds offered by the TIAA-CREF Life Funds are divided into several categories reflecting different investment management techniques. They are:


- ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM):

    Growth Equity Fund
    Growth & Income Fund
    International Equity Fund
    Large-Cap Value Fund

- ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:

    Small-Cap Equity Fund

- INDEX FUNDS:

    Stock Index Fund

- SPECIALTY FUNDS:


    Social Choice Equity Fund



- OTHER:



    Real Estate Securities Fund


DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

Four of the funds (the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Large-Cap Value Fund) use TIAA-CREF's Dual Investment Management Strategy(SM), a strategy that combines active management and quantitative methods in seeking to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index. This strategy is described more fully in "More Information About the Funds."

QUANTITATIVE MANAGEMENT STRATEGY

One of the funds (the Small-Cap Equity Fund) uses TIAA-CREF's Quantitative Management Strategy, a strategy that uses proprietary mathematical models based on financial and investment theories to build a portfolio of stocks designed to add returns versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark. This strategy is described more fully in "More Information about the Funds."

GENERAL RISKS OF INVESTING IN THE FUNDS

You can lose money in any of these funds, or the funds could underperform other investments. In particular, the funds are subject to the following general risks:

- MARKET RISK--Stock and bond prices in general can decline over short or extended periods as a result of political or economic events.


 4  PROSPECTUS

- COMPANY RISK (often called FINANCIAL RISK)--A company's current earnings can fall or its overall financial soundness may deteriorate, causing the price of its securities to decline.

- FOREIGN INVESTMENT RISK--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency.

- STYLE RISK--The risk that equity securities representing either a growth investing style or value investing style may be out of favor in the marketplace for various periods of time.

- INDEX RISK--This is the risk that a fund's performance will not match its index for any period of time.

For any fixed income investments, the funds could be subject to the following additional risks:

- INTEREST RATE RISK--Bond or stock prices may decline or a fund's income may fall if interest rates change.

- CREDIT RISK (COMPANY RISK)--A decline in a company's overall financial soundness may make it unable to pay principal and interest on bonds when due.

- INCOME RISK--The risk that falling interest rates will cause the Fund's income to decline.

Special risks associated with particular funds are discussed in the following fund summaries, and more information about the risks identified above is provided in "More About Risks" below.

An investment in TIAA-CREF Life Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The fund can also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. It can also invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The fund may invest up to 20% of its total assets in foreign investments. The benchmark index for the fund is the Russell 1000(R) Growth Index. (Russell 1000 is a trademark and a service mark of the Frank Russell Company.)


                                                                  PROSPECTUS   5

SPECIAL INVESTMENT RISKS: The fund is subject to special risks of investing in growth stocks. This means the fund will probably be more volatile than the overall stock market.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the fund's benchmark index.

GROWTH & INCOME FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in income-producing equity securities. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign securities. The benchmark index for the fund is the Standard & Poor's 500 ("S&P 500") Index.

SPECIAL INVESTMENT RISKS: There are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the fund's benchmark index.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities of foreign issuers. The active managers select individual stocks, and let the fund's country and regional asset allocations evolve from their stock selection. We look for companies of all sizes that have certain characteristics such as sustainable earnings growth, consistent generation of free cash flow and stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index").

SPECIAL INVESTMENT RISKS: Foreign investment risk is the most important risk of investing in this fund. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. Changes in currency exchange


 6  PROSPECTUS
rates, the possible imposition of market controls, currency exchange controls, or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the fund's investments.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the fund's benchmark index.

LARGE-CAP VALUE FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities of large domestic companies. The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including: previous historical valuations of the same security; valuations of comparable securities; various financial ratios; and the free cash flow generated by the company. The fund may invest up to 20% of its total assets in foreign investments. The benchmark index for the fund is the Russell 1000 Value Index.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial style risk in that value investing may fall out of favor with investors.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the fund's benchmark index.

SMALL-CAP EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation. The fund uses the Quantitative Management Strategy, a strategy that uses proprietary mathematical models based on financial and investment theories to build a portfolio of stocks designed to add returns versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark. The benchmark index for the fund is the Russell 2000 Index.

SPECIAL INVESTMENT RISKS: The fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies.


                                                                  PROSPECTUS   7

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

STOCK INDEX FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

PRINCIPAL INVESTMENT STRATEGIES: The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000(R) Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of the index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the fund attempts to closely track the Russell 3000(R) Index, it does not duplicate the composition of the index. Therefore, the fund cannot guarantee that its performance will match the Russell 3000(R) Index for any period of time.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.


SOCIAL CHOICE EQUITY FUND



INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.



PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in equity securities that meet its social criteria. The fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI") which is a subset of companies in the Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria.



SPECIAL INVESTMENT RISKS: Because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don't use these criteria.



WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain "social" criteria.



 8  PROSPECTUS

REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE: The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry and is not diversified (see "Special Investment Risks" below). The fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value. The benchmark index for the fund is the Wilshire Real Estate Securities Index.

SPECIAL INVESTMENT RISKS: The fund is subject to risks arising from the fact that it is not a diversified investment company. Because it concentrates its investments in only one industry and often holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds. In addition, the fund is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.


PAST PERFORMANCE



The following bar charts and performance table help illustrate some of the risks of investing in the TIAA-CREF Life Funds and how investment performance varies. The bar charts present information for the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, the Stock Index Fund, and the Social Choice Equity Fund only, because the other funds comprising the TIAA-CREF Life Funds were formed in 2002 and do not have annual returns for at least one calendar year. The bar charts show each fund's annual returns for each calendar year it has been available publicly (note that the Stock Index Fund was made available on January 4, 1999, so the performance in 1999 is as of that date). Below the charts we note each fund's best and worst returns for a calendar quarter during that period. The performance table shows each fund's returns, and how those returns compare to those of broad-based securities market indexes. How the funds have performed in



                                                                  PROSPECTUS   9
the past is not necessarily an indication of how they will perform in the future. The returns shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. With these contractual fees, the returns would have been lower.

GROWTH EQUITY FUND
[GROWTH EQUITY FUND BAR GRAPH]

                                                                          GROWTH EQUITY FUND
                                                                          ------------------
2001                                                                            -22.81


Best quarter: 15.72% for the quarter ended December 31, 2001. Worst Quarter:
-22.60% for the quarter ended March 31, 2001.


GROWTH & INCOME FUND
[GROWTH & INCOME FUND BAR GRAPH]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
2001                                                                            -13.13


Best quarter: 10.67% for the quarter ended December 31, 2001. Worst Quarter:
-14.59% for the quarter ended September 30, 2001.


INTERNATIONAL EQUITY FUND
[INTERNATIONAL EQUITY FUND BAR GRAPH]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
2001                                                                            -23.81


Best quarter: 7.48% for the quarter ended December 31, 2001. Worst Quarter:
-15.64% for the quarter ended March 31, 2001.


STOCK INDEX FUND
[STOCK INDEX FUND BAR GRAPH]

                                                                           STOCK INDEX FUND
                                                                           ----------------
1999                                                                             21.20
2000                                                                             -7.38
2001                                                                            -11.44


Best quarter: 15.86% for the quarter ended December 31, 1999. Worst Quarter:
-15.55% for the quarter ended September 30, 2001.



 10  PROSPECTUS

SOCIAL CHOICE EQUITY FUND
[SOCIAL CHOICE EQUITY FUND BAR GRAPH]

                                                                       SOCIAL CHOICE EQUITY FUND
                                                                       -------------------------
2001                                                                            -12.72


Best quarter: 9.97% for the quarter ended December 31, 2001. Worst Quarter:
-13.26% for the quarter ended September 30, 2001.



                                                                 PROSPECTUS   11

AVERAGE ANNUAL TOTAL RETURNS


                                                     ONE YEAR
                                          (JANUARY 1, 2001 TO    SINCE INCEPTION(1) TO
                                           DECEMBER 31, 2001)        DECEMBER 31, 2001
-------------------------------------------------------------------------------------------
GROWTH EQUITY FUND                                   -22.81%                   -28.14%
Russell 3000 Growth Index                            -19.63%                   -26.69%
GROWTH & INCOME FUND                                 -13.13%                   -13.71%
S&P 500 Index                                        -11.89%                   -13.06%
INTERNATIONAL EQUITY FUND                            -23.81%                   -26.98%
Morgan Stanley Capital International EAFE
  (Europe, Australasia and Far East)
  Index                                              -21.55%                   -20.20%
STOCK INDEX FUND                                     -11.44%                    -0.20%
Russell 3000 Index                                   -11.46%                    -0.31%
SOCIAL CHOICE EQUITY FUND                            -12.72%                   -12.36%
Russell 3000 Index(2)                                -11.46%                   -21.64%
S&P 500 Index                                        -11.89%                   -13.06%
-------------------------------------------------------------------------------------------


(1)
  For the Stock Index Fund, January 4, 1999. For the other TIAA-CREF Life Funds, April 3, 2000.

(2)
  On July 1, 2002, the Social Choice Equity Fund began to use the Russell 3000 Index as its benchmark index. Prior to that date, the benchmark index for the Social Choice Equity Fund was the S&P 500 Index Fund. Because the Social Choice Equity Fund began investing in the KLD BMSI, a socially screened subset of companies in the Russell 3000 Index, the Social Choice Equity Fund believed it was more appropriate to use the Russell 3000 Index, as opposed to the S&P 500 Index, as its benchmark index.

FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the funds. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds.


SHAREHOLDER FEES
(DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)
-------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)                                               N/A
Maximum Deferred Sales Charge                                   N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions                                           N/A
Redemption Fee                                                  N/A
Exchange Fee                                                    N/A
-------------------------------------------------------------------



 12  PROSPECTUS

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                                                TOTAL
                                                                               ANNUAL
                                                                                 FUND
                                               MANAGEMENT          OTHER    OPERATING
                                                  FEES       EXPENSES(1)     EXPENSES
------------------------------------------------------------------------------------------
Growth Equity Fund                                  0.25%          None         0.25%
Growth & Income Fund                                0.23%          None         0.23%
International Equity Fund                           0.29%          None         0.29%
Stock Index Fund                                    0.06%          None         0.06%
Social Choice Equity Fund                           0.07%          None         0.07%
Large-Cap Value Fund                                0.24%          None         0.24%
Small-Cap Equity Fund                               0.10%          None         0.10%
Real Estate Securities Fund                         0.25%          None         0.25%
------------------------------------------------------------------------------------------


(1)
  Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

EXAMPLE

This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------
Growth Equity Fund                           $    26    $    80    $   141    $   318
Growth & Income Fund                         $    24    $    74    $   130    $   293
International Equity Fund                    $    30    $    93    $   163    $   368
Stock Index Fund                             $     6    $    19    $    34    $    77
Social Choice Equity Fund                    $     7    $    23    $    40    $    90
Large-Cap Value Fund                         $    25    $    77    $   135    $   306
Small-Cap Equity Fund                        $    10    $    32    $    57    $   128
Real Estate Securities Fund                  $    26    $    80    $   141    $   318
-------------------------------------------------------------------------------------------



                                                                 PROSPECTUS   13

MORE INFORMATION ABOUT THE FUNDS


This section provides more information about each fund's investment objective, the principal investment strategies and techniques each fund uses to accomplish its objective, and the principal types of securities each fund purchases. These policies and techniques are not fundamental and may be changed by TIAA-CREF Life Funds' board of trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the funds' policies and restrictions, see the Statement of Additional Information (SAI). No one can assure that a fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.


The use of a particular benchmark index by a fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

Each fund has a policy of investing at least 80% of its net assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to this policy.

Each fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The Dual Investment Management Strategy(SM) seeks to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.

Each fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each fund's benchmark.

The Dual Investment Management Strategy(SM) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

- Certain team members focus on active stock selection within the fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

- Other team members use quantitative analysis to build an overall portfolio based on the Fund's benchmark. This quantitative analysis involves the use of mathematical models and computer programs designed to narrow the differences between the fund portfolio's overall financial and risk characteristics and those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or under-


 14  PROSPECTUS
  weighting certain stocks relative to the index by small amounts, based on proprietary scoring models.

Using the Dual Investment Management Strategy(SM), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The Growth Equity, Growth & Income, International Equity, and Large-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy(SM).

The benchmarks for each fund currently are as follows:

FUND                                  BENCHMARK
----------------------------------------------------------------------------------------------
Growth Equity Fund                    Russell 1000(R) Growth Index
Growth & Income Fund                  S&P 500(R) Index
International Equity Fund             MSCI EAFE(R) (Europe, Australasia, Far East) Index
Large-Cap Value Fund                  Russell 1000 Value Index
----------------------------------------------------------------------------------------------

GROWTH EQUITY FUND

The GROWTH EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects.

The fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

The Growth Equity Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(SM), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark, the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). The quantitative team attempts to control the


                                                                 PROSPECTUS   15
risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and foreign investment risk. It is also subject to special risks of investing in growth stocks. Funds investing in securities of large companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the fund's performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this fund.

GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in income-producing equity securities. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(SM), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark, the Standard & Poor's 500 ("S&P 500") Index. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk, modest foreign investment risk and income risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this fund.

INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.


 16  PROSPECTUS

The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities of foreign issuers. The fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the fund's country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the fund's sector and country exposure against the fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index"), in order to control risk.

The fund looks for companies of all sizes with:

- sustainable earnings growth

- focused management with successful track records

- unique and easy-to-understand franchises (brands)

- stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects

- consistent generation of free cash flow

Using the Dual Investment Management Strategy(SM), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. While the fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the MSCI EAFE Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.


                                                                 PROSPECTUS   17

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

LARGE-CAP VALUE FUND

The LARGE-CAP VALUE FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities of large domestic companies, as defined by the fund's benchmark index (the Russell 1000 Value Index) that appear undervalued by the market based on our evaluation of their potential worth.

The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

- analyses of previous historical valuations of the same security;

- valuations of comparable securities in the same sector or the overall market;

- various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

- free cash flow generated by the company.

The fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(SM), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund's Russell 1000 Value Index benchmark. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. As with any mutual fund, you can lose money by investing in this fund.


 18  PROSPECTUS

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY

QUANTITATIVE MANAGEMENT STRATEGY

TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy(SM) or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the fund invests. These models typically weight many different variables, including:

- the valuation of the individual stock versus the market or its peers;

- future earnings and sustainable growth prospects; and

- the price and volume trends of the stock

The score, combined with additional inputs listed below, are used to form the portfolio.

- weightings of the stock, and its corresponding sector, in the benchmark;

- correlations between the performance of the stocks in the universe; and

- trading costs

Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that adds return versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark.

SMALL-CAP EQUITY FUND

The SMALL-CAP EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

The fund uses the Quantitative Management Strategy and invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

The fund seeks to add incremental return over its stated benchmark, the Russell 2000 Index, while also managing the relative risk of the fund versus its benchmark.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk and very substantial company risk. The fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this fund.


                                                                 PROSPECTUS   19

INDEX FUNDS

STOCK INDEX FUND

The STOCK INDEX FUND seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000(R) Index. The Stock Index Fund uses indexing, a strategy that seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track its benchmark index. As part of its indexing strategy, the Stock Index Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. The Stock Index Fund does not use either the Dual Investment Management Strategy(SM) or the Quantitative Management Strategy.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial market and index risk as well as more than moderate company risk. Although the fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, the fund cannot guarantee that its performance will match its index for any period of time. In addition, the prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded. As with any mutual fund, you may lose any money that you invest in the fund.

SPECIALTY FUNDS


SOCIAL CHOICE EQUITY FUND



The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.



The fund invests primarily in equity securities that meet its social criteria. The fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI"),(1) which is a subset of companies in the


------------------


(1) The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. KLD Research & Analytics, Inc. is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.



   20 PROSPECTUS

Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria. In this way, the fund's portfolio approaches the overall investment characteristics of the Russell 3000 Index.



Companies that are currently excluded from the BMSI include:



- Companies that derive any revenues from the manufacture of alcohol or tobacco products;



- Companies that derive any revenues from gambling;



- Companies that derive significant revenues from the production of military weapons; and



- Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.



The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:



- Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;



- Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;



- Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;



- Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and



- Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.


--------------------------------------------------------------------------------

    KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.



    KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company ("FRC"). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

                                                                 PROSPECTUS   21

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2002, the BMSI comprised approximately 2,346 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.



The fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The fund may invest up to 15% of its total assets in foreign investments.



SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk, moderate index risk and moderate foreign investment risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don't use these criteria. As with any mutual fund, you can lose money by investing in this fund.


REAL ESTATE SECURITIES FUND

The REAL ESTATE SECURITIES FUND seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

The fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry and is not diversified (see "Special Investment Risks" below). The fund is actively managed using a value-driven, research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value.

An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the fund is the


 22  PROSPECTUS

Wilshire Real Estate Securities Index. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund's benchmark.

SPECIAL INVESTMENT RISKS: The fund is subject to interest rate risk, income risk, substantial market risk and very substantial company risk. It is also subject to risks arising from the fact that, unlike the other funds, it is not a diversified investment company. As a "non-diversified" investment company, the fund can invest in fewer individual companies than a diversified company. Because it concentrates its investments in only one industry and often holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the fund runs the risk that they will sell them at an inopportune time.


The fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this fund.



                                                                 PROSPECTUS   23

INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

- Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

- Can be acquired for less than what one believes is the issuer's potential value; and

- Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT RISKS

Different types of securities, investments and investment techniques used by each fund all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the value of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore such trends often vary from country to country and region to region. Equity securities are also subject to company risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's


 24  PROSPECTUS
value over short or extended periods of time. Therefore, the value of an investment in those funds that hold equity securities may increase or decrease.

FOREIGN INVESTMENT RISK. Funds incur foreign investment risk when they invest in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

STYLE RISK. Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a fund's growth investing or value investing style falls out of favor with investors for a period of time.

INDEX RISK. This is the risk that a fund's performance will not match its index for any period of time. Although the Stock Index Fund attempts to closely track the investment performance of its index, it may not duplicate the exact composition of this index. In addition, unlike a fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the Stock Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the Stock Index Fund cannot guarantee that its performance will match its index for any period of time.

FIXED-INCOME SECURITIES. In general, fixed-income securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of company risk) and, as to some fixed-income securities, prepayment and extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of


                                                                 PROSPECTUS   25
current income from a portfolio of fixed-income securities. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a fund to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline.

Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a fund can result in losses to investors in the fund.


MORE ABOUT BENCHMARKS AND OTHER INDICES


RUSSELL 1000 GROWTH INDEX

This is the benchmark index for the GROWTH EQUITY FUND. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index includes a higher relative proportion of companies drawn from those sectors of the market that typically have high relative valuations and high relative growth rates, including sectors such as technology, health care and telecommunications. As of June 30, 2002, the market capitalization of companies in the Russell 1000 Growth Index ranged from $420 million to $296.2 billion, with an average market capitalization of $11.9 billion and a mid-point market capitalization of $3.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 1000 Growth Index is not a mutual fund and you cannot invest directly in the index.

S&P 500 INDEX

This is the benchmark index for the GROWTH & INCOME FUND. The S&P 500 Index is an index of the 500 largest capitalized stocks in the U.S. that is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, transportation and financial companies of the U.S. markets. The index represents over 75% of the New York Stock Exchange ("NYSE") market capitalization and 15% of NYSE issues. Standard & Poor's


 26  PROSPECTUS
determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time. The S&P 500 Index is not a mutual fund and you cannot invest directly in the index.

MSCI EAFE INDEX


This is the benchmark index for the INTERNATIONAL EQUITY FUND. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America--in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.


The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time. The MSCI EAFE Index is not a mutual fund and you cannot invest directly in the index.

RUSSELL 1000 VALUE INDEX


This is the benchmark for the LARGE-CAP VALUE FUND. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index includes a higher relative proportion of securities from roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values, and a lower relative proportion from the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of June 30, 2002, the market capitalization of companies in the Russell 1000 Value Index ranged from $420 million to $277.5 billion, with an average market capitalization of $8.9 billion and a mid-point market capitalization of $3.0 billion.


RUSSELL 2000 INDEX

This is the benchmark for the SMALL-CAP EQUITY FUND. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of June 30, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $30 million to $1.8 billion, with an average market capitalization of $470 million and a mid-point market capitalization of $380 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its


                                                                 PROSPECTUS   27
composition at any time. The Russell 2000 Index is not a mutual fund and you cannot invest directly in the index.

RUSSELL 3000 INDEX

This is the benchmark for the STOCK INDEX FUND and the SOCIAL CHOICE EQUITY FUND. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of June 30, 2002, the market capitalization of companies in the Russell 3000 Index ranged from $30 million to $296.2 billion, with an average market capitalization of $3.8 billion and a mid-point market capitalization of $660 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

WILSHIRE REAL ESTATE SECURITIES INDEX

This is the benchmark for the REAL ESTATE SECURITIES FUND. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Wilshire Real Estate Securities Index includes securities in different proportions based on relative capitalization, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have market capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million.

None of the funds are promoted, endorsed, sponsored or sold by or affiliated with Frank Russell Company or any of the third parties which sponsor the indices described above.

ADDITIONAL INVESTMENT STRATEGIES

The funds may invest in short-term money market debt securities and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The funds also may invest up to 20% of their total assets in fixed-income securities.

Each fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the fund to


 28  PROSPECTUS
gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the fund's investment objective and restrictions.

FUND MANAGEMENT

Teachers Advisors, Inc. (Advisors) manages the TIAA-CREF Life Funds' assets, under the supervision of the board of trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The specialized portfolio management teams of Advisors who manage the funds also manage the investments of TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds, and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (Investment Management), the investment accounts of the College Retirement Equities Fund (CREF). Advisors is located at 730 Third Avenue, New York, New York 10017.

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund. The management fees are as follows:


                                                             MANAGEMENT
                                                                   FEES
----------------------------------------------------------------------------
Growth Equity Fund                                                0.25%
Growth & Income Fund                                              0.23%
International Equity Fund                                         0.29%
Stock Index Fund                                                  0.06%
Social Choice Equity Fund                                         0.07%
Large-Cap Value Fund                                              0.24%
Small-Cap Equity Fund                                             0.10%
Real Estate Securities Fund                                       0.25%
----------------------------------------------------------------------------


Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.


                                                                 PROSPECTUS   29

The funds are managed by Advisors through specialized portfolio management teams whose members are jointly responsible for the day-to-day management of the funds.

PRICING OF FUND SHARES

We determine the net asset value (NAV) per share (share price) of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of the fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. This remains the case even for funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate. We compute the fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.

We usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Life Funds' board of trustees. Money market instruments with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. We also may use fair value if events materially affecting the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the TIAA-CREF Life Funds are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the TIAA-CREF Life Funds. The separate account purchases and redeems shares of the appropriate fund for net asset value without sales or redemption charges.

For each day on which the TIAA-CREF Life Funds' net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of a fund at the fund's net asset value per share calculated as of that same day.

The separate accounts may not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of investment accounts holding shares of the International Equity Fund between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests should be rejected. Similarly, any instructions to change or cancel a previously submitted


 30  PROSPECTUS
request should be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions should begin at the market close.

For more information about investing in the TIAA-CREF Life Funds, see the prospectus describing the contract, which can be obtained by calling us toll-free at 800 842-2733, extension 5509.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the Prospectus describing the contract.

Shares in the funds may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.

The funds expect to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of their net investment income and net realized capital gains. Normally, each of the funds will distribute dividends and capital gains annually. In addition, each fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

Each fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the funds intend to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

GENERAL MATTERS

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.


                                                                 PROSPECTUS   31

ELECTRONIC PROSPECTUSES

If you received this or the contract prospectus electronically and would like paper copies, please call 800 842-2733, extension 5509, and we will send paper copies to you.

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.


 32  PROSPECTUS

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS

Presented below is a financial highlights table for the TIAA-CREF Life Funds. The financial highlights table is intended to help you understand the financial performance of the TIAA-CREF Life Funds since they began operations. The table reflects the financial results for the Growth Equity, Growth & Income, International Equity, Stock Index, and Social Choice Equity Funds only, because the other funds were formed after June 30, 2002 and do not have financial reports for the reportable period. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The information through December 31, 2001 has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report--along with the financial statements--is included in the TIAA-CREF Life Funds' most recent annual report. It is available without charge upon request.


                                                     GROWTH EQUITY FUND                           GROWTH & INCOME FUND
                                        --------------------------------------------  --------------------------------------------
                                                                      FOR THE PERIOD                                FOR THE PERIOD
                                                                       MARCH 1, 2000      FOR THE                    MARCH 1, 2000
                                         FOR THE SIX  FOR THE YEAR  (COMMENCEMENT OF   SIX MONTHS       FOR THE      (COMMENCEMENT
                                        MONTHS ENDED         ENDED    OPERATIONS) TO        ENDED    YEAR ENDED  OF OPERATIONS) TO
                                            JUNE 30,  DECEMBER 31,      DECEMBER 31,     JUNE 30,  DECEMBER 31,       DECEMBER 31,
                                             2002(A)          2001           2000(A)      2002(A)          2001            2000(A)
----------------------------------------------------------------------------------------------------------------------------------
                                         (UNAUDITED)                                  (UNAUDITED)
SELECTED PER SHARE DATA:
Net asset value, beginning of period          $14.60        $18.97            $25.00      $20.28         $23.57             $25.00
----------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
 Net investment income                          0.03          0.05              0.05        0.10           0.20               0.19
 Net realized and unrealized gain
   (loss) on investments                      (3.36)        (4.37)            (6.03)      (3.18)         (3.29)             (1.33)
----------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
 operations                                   (3.33)        (4.32)            (5.98)      (3.08)         (3.09)             (1.14)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                            --        (0.05)            (0.05)          --         (0.20)             (0.18)
 In excess of net investment income               --            --                --          --             --             (0.01)
 Net realized gains                               --            --                --          --             --             (0.10)
----------------------------------------------------------------------------------------------------------------------------------
 Total distributions                              --        (0.05)            (0.50)          --         (0.20)             (0.29)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.27        $14.60            $18.97      $17.20         $20.28             $23.57
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                (22.81)%      (22.81)%          (23.89)%    (15.19)%       (13.13)%            (4.55)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
 thousands)                                  $44,677       $52,519           $57,369     $56,248        $62,313            $60,066
Ratio of expenses to average net assets
 before expense waiver                         0.23%         0.46%             0.39%       0.22%          0.44%              0.37%
Ratio of expenses to average net assets
 after expense waiver                          0.13%         0.25%             0.21%       0.12%          0.23%              0.19%
Ratio of net investment income to
 average net assets                            0.23%         0.35%             0.25%       0.51%          1.04%              0.84%
Portfolio turnover rate                       11.44%        41.77%            35.54%      47.78%         61.92%             20.43%
----------------------------------------------------------------------------------------------------------------------------------

                                                  INTERNATIONAL EQUITY FUND
                                         --------------------------------------------
                                                                       FOR THE PERIOD
                                             FOR THE                    MARCH 1, 2000
                                          SIX MONTHS       FOR THE      (COMMENCEMENT
                                               ENDED    YEAR ENDED  OF OPERATIONS) TO
                                            JUNE 30,  DECEMBER 31,       DECEMBER 31,
                                             2002(A)          2001            2000(A)
---------------------------------------  ------------------------------------------------
                                         (UNAUDITED)
SELECTED PER SHARE DATA:
Net asset value, beginning of period         $12.88         $17.14             $25.00
---------------------------------------
Gain (loss) from investment operations:
 Net investment income                         0.14           0.18               0.15
 Net realized and unrealized gain
   (loss) on investments                     (0.22)         (4.26)             (7.89)
---------------------------------------
Total gain (loss) from investment
 operations                                  (0.08)         (4.08)             (7.74)
---------------------------------------
Less distributions from:
 Net investment income                           --         (0.18)             (0.12)
 In excess of net investment income              --             --                 --
 Net realized gains                              --             --                 --
---------------------------------------
 Total distributions                             --         (0.18)             (0.12)
---------------------------------------
Net asset value, end of period               $12.80         $12.88             $17.14
---------------------------------------
TOTAL RETURN                                (0.62)%       (23.81)%           (30.94)%
---------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
 thousands)                                 $36,884        $35,014            $42,006
Ratio of expenses to average net assets
 before expense waiver                        0.26%          0.53%              0.44%
Ratio of expenses to average net assets
 after expense waiver                         0.15%          0.29%              0.25%
Ratio of net investment income to
 average net assets                           1.13%          1.33%              0.88%
Portfolio turnover rate                      24.77%        102.48%             79.47%
---------------------------------------


(a)The percentages shown for this period are not annualized.


   34PROSPECTUS

                                                                STOCK INDEX FUND
                                     -----------------------------------------------------------------------
                                                                                              FOR THE PERIOD
                                                                                                 DECEMBER 1,
                                         FOR THE                                                        1998
                                      SIX MONTHS                                               (COMMENCEMENT
                                           ENDED     FOR THE YEARS ENDED DECEMBER 31,      OF OPERATIONS) TO
                                        JUNE 30,    -----------------------------------         DECEMBER 31,
                                         2002(A)         2001         2000         1999              1998(A)
------------------------------------------------------------------------------------------------------------
                                     (UNAUDITED)
SELECTED PER SHARE DATA:
Net asset value, beginning of period     $24.45        $27.94       $31.11       $26.05               $25.00
------------------------------------------------------------------------------------------------------------
Gain (loss) from investment
  operations:
  Net investment income                    0.14          0.30         0.29         0.26                 0.05
  Net realized and unrealized gain
    (loss) on investments                (3.13)        (3.50)       (2.58)         5.26                 1.05
------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                             (2.99)        (3.20)       (2.29)         5.52                 1.10
------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      --        (0.23)       (0.29)       (0.26)               (0.05)
  In excess of net investment income         --            --           --           --                   --
  Net realized gains                         --        (0.06)       (0.59)       (0.20)                   --
------------------------------------------------------------------------------------------------------------
  Total distributions                        --        (0.29)       (0.88)       (0.46)               (0.05)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $21.46        $24.45       $27.94       $31.11               $26.05
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                           (12.23)%      (11.44)%      (7.38)%       21.20%                4.41%
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
  thousands)                            $93,958       $94,517      $89,321      $54,341              $26,212
Ratio of expenses to average net
  assets before expense waiver            0.15%         0.30%        0.30%        0.30%                0.03%
Ratio of expenses to average net
  assets after expense waiver             0.04%         0.07%        0.07%        0.07%                0.01%
Ratio of net investment income to
  average net assets                      0.68%         1.28%        1.14%        1.28%                0.22%
Portfolio turnover rate                   3.06%         7.85%       16.48%       14.22%                0.00%
------------------------------------------------------------------------------------------------------------

                                                    SOCIAL CHOICE EQUITY FUND
                                      -----------------------------------------------------

                                                                        FOR THE PERIOD
                                          FOR THE                        MARCH 1, 2000
                                       SIX MONTHS         FOR THE        (COMMENCEMENT
                                            ENDED      YEAR ENDED    OF OPERATIONS) TO
                                         JUNE 30,    DECEMBER 31,         DECEMBER 31,
                                          2002(A)            2001              2000(A)
------------------------------------  -----------------------------------------------------
                                      (UNAUDITED)
SELECTED PER SHARE DATA:
Net asset value, beginning of period      $20.61           $23.90               $25.00
------------------------------------
Gain (loss) from investment
  operations:
  Net investment income                     0.12             0.24                 0.23
  Net realized and unrealized gain
    (loss) on investments                 (2.69)           (3.28)               (0.93)
------------------------------------
Total gain (loss) from investment
  operations                              (2.57)           (3.01)               (0.70)
------------------------------------
Less distributions from:
  Net investment income                       --           (0.22)               (0.23)
  In excess of net investment income          --               --                   --
  Net realized gains                          --           (0.03)               (0.17)
------------------------------------
  Total distributions                         --           (0.25)               (0.40)
------------------------------------
Net asset value, end of period            $18.04           $20.61               $23.90
------------------------------------
TOTAL RETURN                            (12.47)%         (12.72)%              (2.80)%
------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
  thousands)                             $23,834          $25,333              $25,977
Ratio of expenses to average net
  assets before expense waiver             0.20%            0.39%                0.33%
Ratio of expenses to average net
  assets after expense waiver              0.09%            0.18%                0.15%
Ratio of net investment income to
  average net assets                       0.62%            1.15%                0.92%
Portfolio turnover rate                   20.35%            9.83%                4.94%
------------------------------------


(a)The percentages for this period are not annualized.

                                                                 PROSPECTUS 35

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The TIAA-CREF Life Funds' annual and semi-annual reports provide additional information about the funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge in any of the following ways:

By telephone:

  Call 800-842-2733,

       extension 5509

In writing:

  730 Third Avenue

  New York, NY 10017-3206

Over the Internet:

  www.tiaa-cref.org

Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF LIFE FUNDS OR YOUR VARIABLE CONTRACT, PLEASE CALL US AT 800 223-1200.

OCTOBER 28, 2002

SEC File Nos. 333-61759, 811-08961

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                October 28, 2002

                              TIAA-CREF LIFE FUNDS

                               Growth Equity Fund
                              Growth & Income Fund
                           International Equity Fund

                              Large-Cap Value Fund


                             Small-Cap Equity Fund

                                Stock Index Fund
                           Social Choice Equity Fund

                          Real Estate Securities Fund



This Statement of Additional Information (SAI) is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds' prospectus dated October 28, 2002 (the prospectus). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 800 842-2733, extension 5509. Terms used in the prospectus are incorporated in this SAI. Certain financial information included in the TIAA-CREF Life Funds' annual report, including management's discussion of fund performance, is incorporated by reference into this SAI. You can request a copy of the report without charge by calling 1 800-842-2733, extension 5509.



The audited financial statements of the TIAA-CREF Life Funds for the fiscal year ended December 31, 2001 are incorporated into this SAI by reference to the Funds' annual report to shareholders, and the unaudited financial statements of the TIAA-CREF Life Funds for the six months ended June 30, 2002 are incorporated into this SAI by reference to the Funds' semi-annual report to shareholders. We will furnish you, without charge, a copy of the annual report and semi-annual report on request.


                                [TIAA CREF LOGO]

TABLE OF CONTENTS

B-2   Investment Policies, Strategies and
      Restrictions
B-9   Management of the Fund
B-15  Principal Holders of Securities
B-15  Investment Advisory and Other Services
B-16  Fund History and Description of the Fund
B-17  Valuation of Assets
B-17  Brokerage Allocation
B-19  Performance Information
B-20  Tax Status
B-21  Underwriters
B-21  Legal Matters
B-21  Experts
B-21  Financial Statements


INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS

The following information is intended to supplement the description of the investment objective and policies of each fund in the prospectus. Under the Investment Company Act of 1940, as amended (the 1940 Act), a fund's fundamental policies may not be changed without the vote of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in "Non-Principal Investment Strategies and Risk Considerations" below, may be changed by the TIAA-CREF Life Funds' board of trustees at any time.


FUNDAMENTAL POLICIES


The following restrictions are fundamental policies of each fund:

 1. The fund will not issue senior securities except as Securities and Exchange Commission ("SEC") regulations permit;

 2. The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 8 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the fund's total assets taken at market value at the time of borrowing);

 3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

 4. The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

 5. The fund will not purchase real estate or mortgages directly;

 6. The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and

 7. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

   The following restriction is a fundamental policy of each fund (other than the Stock Index Fund):

 8. The fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

   The following restriction is a fundamental policy of each fund (other than the Real Estate Securities Fund):

 9. The fund will not invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

   The following restriction is a fundamental policy of the Stock Index Fund:

10. The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.
   The Real Estate Securities Fund has a non-fundamental policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.


NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS



GENERAL


The funds can, in addition to stocks, hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. These securities are generally subject to the same types of market and financial risks that are described in the prospectus.

   When market conditions warrant, the funds can hold debt securities, including those that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the funds can also invest in short-term debt securities and other money-market instruments, including those denominated in foreign currencies. Fixed-income securities, including short-term debt securities and other money market instruments, are subject to interest rate risks and financial risks. Interest rate risks are the risks that the instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while rate reductions usually result in a market value increase. Financial risks come from the possibility the issuer won't be able to pay principal and interest when due.


B-2
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

   The funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.
   These investments and other fund investment strategies are discussed in detail below.


OPTIONS AND FUTURES


The funds can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission ("CFTC"). We do not intend to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.
   Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.
   OPTIONS. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the funds may engage in other types of options transactions consistent with its investment objective and policies and applicable law.
   A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.
   The funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a fund, the fund will realize a profit or loss on the transaction.
   A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.
   The funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.
   In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.
   There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.
   FUTURES. To the extent permitted by applicable regulatory authorities, the funds may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.
   A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.
   Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the funds usually will be liquidated in this manner, the funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out

                                                                             B-3
                    Life Funds -- STATEMENT OF ADDITIONAL INFORMATION positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
   A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.
   Stock index futures may be used to hedge the equity investments of the funds with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the funds may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the funds can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
   Unlike the purchase or sale of a security, no price is paid or received by the funds upon the purchase or sale of a futures contract. Initially, the funds will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.
   There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The funds will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund's portfolio securities or instruments sought to be hedged.
   Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.
   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for each of the funds, still may not result in a successful hedging transaction over a very short time period.
   The funds may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the funds enter into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).


FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES


The funds can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be

B-4
         STATEMENT OF ADDITIONAL INFORMATION -- Life Funds relatively infrequent. When a fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a fund is obligated to purchase such securities, it will be required to segregate assets. See "Segregated Accounts," below.


SECURITIES LENDING


Subject to the funds' fundamental investment policies relating to loans of portfolio securities set forth above, the funds may lend its securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of Teachers Insurance and Annuity Association of America (TIAA). The funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The funds may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


LIQUIDITY FACILITY


The funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. College Retirement Equities Fund (CREF), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1 each of which are managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating funds. Interest associated with any borrowing under the facility will be charged to the borrowing funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.
   If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.


PREFERRED STOCK


The funds can invest in preferred stock consistent with their investment objectives.


ILLIQUID SECURITIES


The funds can invest up to 15% of their assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.


REPURCHASE AGREEMENTS


Repurchase agreements are one of several short-term vehicles the funds can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, a fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.
   Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.
   If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


SWAP TRANSACTIONS


The funds may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.
   By entering into a swap transaction, the funds may be able to protect the value of a portion of its portfolio against declines in market value. The funds may also enter into swap transactions to facilitate implementation of

                                                                             B-5
                    Life Funds -- STATEMENT OF ADDITIONAL INFORMATION allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.
   While the funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.
   Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See "Illiquid Securities" above.
   To the extent that there is an imperfect correlation between a fund's obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase a fund's financial risk. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.


SEGREGATED ACCOUNTS


In connection with when-issued securities, firm commitment agreements, and certain other transactions in which any of the funds incur an obligation to make payments in the future, the fund involved may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.


INVESTMENT COMPANIES


Each fund can invest up to 10% of its assets in other investment companies.


BORROWING


Each fund can borrow money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. Each can also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See "Fundamental Policies" above.


CURRENCY TRANSACTIONS


The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.
   The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.
   By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.
   The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
   The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
   The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute

B-6
         STATEMENT OF ADDITIONAL INFORMATION -- Life Funds precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.
   There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.


FOREIGN INVESTMENTS


As described more fully in the prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.
   INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.
   THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the Euro; and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.
   INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.
   INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.
   INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region--exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.
   OTHER REGIONS. There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.
   DEPOSITORY RECEIPTS. The funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national

                                                                             B-7
                    Life Funds -- STATEMENT OF ADDITIONAL INFORMATION markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.
   ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.
   EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES


The funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio. It is not our policy to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.


PORTFOLIO TURNOVER


The transactions a fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.
   The funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.
   The portfolio turnover rate for the Growth & Income Fund increased from 20.43% in 2000 to 61.92% in 2001, reflecting a strategic decision to concentrate the stock selection segment on fewer issuers and sell underperforming securities. The portfolio turnover rates of the other funds did not change significantly from 2000 to 2001.

B-8
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

MANAGEMENT OF THE FUND


THE BOARD


A board of trustees (the Board) oversees the TIAA-CREF Life Funds' business affairs and is responsible for major decisions about its investment objectives and policies. The Board delegates the day-to-day management of the fund to Advisors and its officers (see below). The Board meets periodically to review the fund's activities, contractual arrangements with companies that provide services to the fund, and the performance of the investment portfolio.


TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS


The following table includes certain information about the TIAA-CREF Life Funds' trustees and officers including positions held with the Funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.


  DISINTERESTED TRUSTEES



                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
  Elizabeth E. Bailey    Trustee              Indefinite term.         John C. Hower          51             Director, CSX
  The Wharton School                          Trustee since 2001.      Professor of Public                   Corporation and
  University of                                                        Policy and                            Philip Morris
  Pennsylvania                                                         Management, The                       Companies Inc.
  Suite 3100                                                           Wharton School,
  Steinberg-Dietrich                                                   University of
  Hall                                                                 Pennsylvania
  Philadelphia, PA
  19104-6372
  Age: 63
----------------------------------------------------------------------------------------------------------------------------
  Joyce A. Fecske        Trustee              Indefinite term.         Vice President         51             None
  11603 Briarwood                             Trustee since 2001.      Emerita, DePaul
  Lane                                                                 University.
  Burr Ridge,                                                          Formerly, Vice
  Illinois 60525-5173                                                  President for Human
  Age: 55                                                              Resources, DePaul
                                                                       University
----------------------------------------------------------------------------------------------------------------------------
  Edes P. Gilbert        Trustee              Indefinite term.         Formerly, Acting       51             None
  Independent                                 Trustee since 2001.      President,
  Educational                                                          Independent
  Services                                                             Educational
  49 East 78th                                                         Services,
  Street, Suite 4A                                                     Consultant,
  New York, NY 10021                                                   Independent
  Age: 70                                                              Educational
                                                                       Services, and Head,
                                                                       The Spence School
----------------------------------------------------------------------------------------------------------------------------
  Martin J. Gruber       Trustee              Indefinite term.         Nomura Professor of    51             Director,
  New York University                         Trustee since 2001.      Finance, New York                     Deutsche Asset
  Stern School of                                                      University, Stern                     Management B.T.
  Business                                                             School of Business.                   Funds, Japan
  Henry Kaufman                                                        Formerly, Chairman,                   Equity Fund,
  Management                                                           Department of                         Inc., Singapore
  Education Center                                                     Finance, New York                     Equity Fund,
  44 West 4th Street,                                                  University, Stern                     Inc., the Thai
  Suite 988                                                            School of Business,                   Equity Fund,
  New York, NY 10012                                                   and Trustee of TIAA                   Inc. and the DB
  Age: 65                                                                                                    Hedge
                                                                                                             Securities
                                                                                                             Fund, L.L.C.
----------------------------------------------------------------------------------------------------------------------------
  Nancy L. Jacob         Trustee              Indefinite term.         President and          51             None
  Windermere                                  Trustee since 2001.      Managing Principal,
  Investment                                                           Windermere
  Associates                                                           Investment
  121 S.W. Morrison                                                    Associates.
  Street,                                                              Formerly, Chairman
  Suite 925                                                            and Chief Executive
  Portland, OR 97204                                                   Officer, CTC
  Age: 59                                                              Consulting, Inc.,
                                                                       and Executive Vice
                                                                       President, U.S.
                                                                       Trust of the
                                                                       Pacific Northwest
----------------------------------------------------------------------------------------------------------------------------
  Marjorie Fine          Trustee              Indefinite term.         Professor of Law,      51             None
  Knowles                                     Trustee since 2001.      Georgia State
  College of Law                                                       University College
  Georgia State                                                        of Law
  University
  P.O. Box 4037
  Atlanta, GA
  30302-4037
  Age: 63
----------------------------------------------------------------------------------------------------------------------------
  Stephen A. Ross        Trustee              Indefinite term.         Franco Modigliani      51             Director,
  Sloan School of                             Trustee since 2001.      Professor of                          Freddie Mac,
  Management                                                           Finance and                           Co-Chairman,
  Massachusetts                                                        Economics, Sloan                      Roll & Ross
  Institute of                                                         School of                             Asset
  Technology                                                           Management,                           Management
  77 Massachusetts                                                     Massachusetts                         Corp. and
  Avenue                                                               Institute of                          Principal, IV
  Cambridge, MA 02139                                                  Technology.                           Capital, Ltd.
  Age: 58                                                              Co-chairman, Roll &
                                                                       Ross Asset
                                                                       Management Corp.
                                                                       Formerly, Sterling
                                                                       Professor of
                                                                       Economics and
                                                                       Finance, Yale
                                                                       School of
                                                                       Management, Yale
                                                                       University
----------------------------------------------------------------------------------------------------------------------------


                                                                             B-9
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

DISINTERESTED TRUSTEES (CONTINUED)
                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
  Nestor V. Santiago     Trustee              Indefinite term.         Vice President and     51             Director,
  Howard Hughes                               Trustee since 2001.      Chief Investment                      Bank-Fund
  Medical                                                              Officer, Howard                       Credit Union
  Institute                                                            Hughes Medical                        and Emerging
  4000 Jones Bridge                                                    Institute.                            Markets Growth
  Road                                                                 Formerly,                             Fund, Inc.
  Chevy Chase, MD                                                      Investment
  20815                                                                Advisor/Head of
  Age: 53                                                              Investment Office,
                                                                       International
                                                                       Monetary Fund
----------------------------------------------------------------------------------------------------------------------------
  Eugene C. Sit          Trustee              Indefinite term.         Chairman, Chief        51             Chairman and
  Sit Investment                              Trustee since 2001.      Executive Officer,                    Director of
  Associates, Inc.                                                     and Chief                             registered
  4600 Norwest Center                                                  Investment Officer,                   investment
  90 South Seventh                                                     Sit Investment                        companies
  Street                                                               Associates, Inc.                      managed by Sit
  Minneapolis, MN                                                      and Sit/ Kim                          Investment
  55402-4130                                                           International                         Associates,
  Age: 64                                                              Investment                            Inc.
                                                                       Associates, Inc.
----------------------------------------------------------------------------------------------------------------------------
  Maceo K. Sloan         Trustee              Indefinite term.         Chairman and Chief     51             Director, SCANA
  NCM Capital                                 Trustee since 2001.      Executive Officer,                    Corporation and
  Management Group,                                                    Sloan Financial                       M&F Bancorp,
  Inc.                                                                 Group, Inc. and NCM                   Inc.
  103 West Main                                                        Capital Management
  Street,                                                              Group, Inc.
  Suite 400
  Durham, NC
  27701-3638
  Age: 53
----------------------------------------------------------------------------------------------------------------------------
  David K. Storrs        Trustee              Indefinite term.         President and Chief    51             Director of
  Alternative                                 Trustee since 2001.      Executive Officer,                    thirteen money
  Investment Group,                                                    Alternative                           market funds
  LLC                                                                  Investment Group,                     sponsored by
  2960 Post Road                                                       LLC                                   Alliance
  Southport, CT 06890                                                                                        Capital
  Age: 58                                                                                                    Management
----------------------------------------------------------------------------------------------------------------------------
  Robert W. Vishny       Trustee              Indefinite term.         Eric J. Gleacher       51             None
  University of                               Trustee since 2001.      Distinguished
  Chicago                                                              Service Professor
  Graduate School of                                                   of Finance,
  Business                                                             University of
  1101 East 58th                                                       Chicago, Graduate
  Street                                                               School of Business.
  Chicago, IL 60637                                                    Founding Partner,
  Age: 43                                                              LSV Asset
                                                                       Management
----------------------------------------------------------------------------------------------------------------------------

  INTERESTED TRUSTEES AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------
  John H. Biggs(1)       Chairman of          Term as Trustee is       Chairman, President    51             Director, The
  TIAA-CREF              Board, President     indefinite. Trustee      and Chief Executive                   Boeing Company
  730 Third Avenue       and Chief            since 2001. Chairman,    Officer of
  New York, NY           Executive Officer    Chief Executive          TIAA-CREF Life
  10017-3206                                  Officer and President    Funds, TIAA, CREF,
  Age: 66                                     since 2001.              TIAA-CREF Mutual
                                              Indefinite term as       Funds and TIAA-CREF
                                              officer.                 Institutional
                                                                       Mutual Funds and
                                                                       Chairman of the
                                                                       Management
                                                                       Committee,
                                                                       President and Chief
                                                                       Executive Officer
                                                                       of TIAA Separate
                                                                       Account VA-1.
                                                                       Trustee of
                                                                       TIAA-CREF
                                                                       Individual &
                                                                       Institutional
                                                                       Services, Inc.
                                                                       ("Services").
                                                                       Member of Board of
                                                                       Managers of
                                                                       TIAA-CREF
                                                                       Investment
                                                                       Management LLC
                                                                       ("Investment
                                                                       Management").
                                                                       Director of
                                                                       Teachers Personal
                                                                       Investors Services,
                                                                       Inc. ("TPIS"),
                                                                       Teachers Advisors,
                                                                       Inc. ("Advisors")
                                                                       and TIAA-CREF Trust
                                                                       Company, FSB
                                                                       ("TIAA-CREF Trust
                                                                       Company")
----------------------------------------------------------------------------------------------------------------------------


B-10
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
  Martin L.              Vice Chairman and    Term as Trustee is       Vice Chairman and      51             None
  Leibowitz(1)           Chief Investment     indefinite. Trustee      Chief Investment
  TIAA-CREF              Officer              since 2001. Vice         Officer of
  730 Third Avenue                            Chairman and Chief       TIAA-CREF Life
  New York, NY                                Investment Officer       Funds, CREF,
  10017-3206                                  since 2001. Chief        TIAA-CREF Mutual
  Age: 66                                     Investment Officer       Funds and TIAA-CREF
                                              since 1998.              Institutional
                                              Indefinite term as       Mutual Funds and
                                              officer.                 Vice Chairman of
                                                                       the Management
                                                                       Committee and Chief
                                                                       Investment Officer
                                                                       of TIAA Separate
                                                                       Account VA-1 (these
                                                                       funds are
                                                                       collectively
                                                                       referred to as the
                                                                       TIAA-CREF Funds).
                                                                       Vice Chairman and
                                                                       Chief Investment
                                                                       Officer of TIAA.
                                                                       Member of Board of
                                                                       Managers and
                                                                       President of
                                                                       Investment
                                                                       Management.
                                                                       Director and
                                                                       President of
                                                                       Advisors. Director
                                                                       of TIAA-CREF Life
                                                                       Insurance Company
                                                                       (TIAA-CREF Life)
----------------------------------------------------------------------------------------------------------------------------
  Bevis Longstreth(2)    Trustee              Indefinite term.         Retired Partner,       51             Member of the
  Debevoise &                                 Trustee since 2001.      Debevoise &                           Board of
  Plimpton                                                             Plimpton. Formerly,                   Directors of
  919 Third Avenue                                                     Partner and Of                        AMVESCAP, PLC
  New York, NY                                                         Counsel of                            and Chairman of
  10022-6225                                                           Debevoise &                           the Finance
  Age: 68                                                              Plimpton, Adjunct                     Committee of
                                                                       Professor at                          the Rockefeller
                                                                       Columbia University                   Family Fund
                                                                       School of Law and
                                                                       Commissioner of the
                                                                       Securities and
                                                                       Exchange Commission
----------------------------------------------------------------------------------------------------------------------------
  Richard J.             Vice President       Indefinite term.         Vice President and     N/A            N/A
  Adamski(1)             and Treasurer        Vice President and       Treasurer of the
  TIAA-CREF                                   Treasurer since 1998.    TIAA-CREF Funds and
  730 Third Avenue                                                     TIAA. Vice
  New York, NY                                                         President and
  10017-3206                                                           Treasurer of
  Age: 60                                                              Investment
                                                                       Management,
                                                                       Services, TPIS,
                                                                       Advisors, TIAA-CREF
                                                                       Life, and TIAA-CREF
                                                                       Tuition Financing,
                                                                       Inc. (Tuition
                                                                       Financing)
----------------------------------------------------------------------------------------------------------------------------
  C. Victoria            Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  Apter(1)               President            Executive Vice           President of the
  TIAA-CREF                                   President since 2001.    TIAA-CREF Funds and
  730 Third Avenue                                                     TIAA
  New York, NY
  10017-3206
  Age: 60
----------------------------------------------------------------------------------------------------------------------------
  Scott C. Evans(1)      Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Executive
  10017-3206                                                           Vice President of
  Age: 43                                                              Investment
                                                                       Management and
                                                                       Advisors and
                                                                       Director of
                                                                       TIAA-CREF Life
----------------------------------------------------------------------------------------------------------------------------
  Martin E. Galt,        Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  III(1)                 President            Served since 2000.       President of the
  TIAA-CREF                                                            TIAA-CREF Funds and
  730 Third Avenue                                                     TIAA and President,
  New York, NY                                                         TIAA-CREF
  10017-3206                                                           Investment
  Age: 60                                                              Products. Formerly,
                                                                       Executive Vice
                                                                       President and
                                                                       President,
                                                                       Institutional
                                                                       Investments, Bank
                                                                       of America, and
                                                                       Principal
                                                                       Investment Officer,
                                                                       NationsBank.
                                                                       Director and
                                                                       President of
                                                                       Tuition Financing
                                                                       and TPIS and
                                                                       Director of
                                                                       TIAA-CREF Life and
                                                                       TIAA-CREF Trust
                                                                       Company
----------------------------------------------------------------------------------------------------------------------------
  Richard L. Gibbs(1)    Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Executive
  10017-3206                                                           Vice President of
  Age: 55                                                              Investment
                                                                       Management,
                                                                       Advisors and
                                                                       Tuition Financing
                                                                       and Director of
                                                                       TIAA-CREF Life and
                                                                       Tuition Financing
----------------------------------------------------------------------------------------------------------------------------
  Don W. Harrell(1)      Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Director of
  10017-3206                                                           TIAA-CREF Life
  Age: 64
----------------------------------------------------------------------------------------------------------------------------


                                                                            B-11
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
  Ira J. Hoch(1)         Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Formerly,
  10017-3206                                                           Vice President,
  Age: 52                                                              Retirement
                                                                       Services, CREF and
                                                                       TIAA
----------------------------------------------------------------------------------------------------------------------------
  Matina S. Horner(1)    Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Director of
  10017-3206                                                           TIAA-CREF Life
  Age: 63
----------------------------------------------------------------------------------------------------------------------------
  E. Laverne Jones(1)    Vice President       Indefinite term.         Vice President and     N/A            N/A
  TIAA-CREF              and Corporate        Vice President and       Corporate Secretary
  730 Third Avenue       Secretary            Corporate Secretary      of the TIAA-CREF
  New York, NY                                since 2001.              Funds and TIAA
  10017-3206
  Age: 53
----------------------------------------------------------------------------------------------------------------------------
  Harry I.               Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  Klaristenfeld(1)       President and        Executive Vice           President and Chief
  TIAA-CREF              Chief Actuary        President and Chief      Actuary of the
  730 Third Avenue                            Actuary since 2001.      TIAA-CREF Funds and
  New York, NY                                                         TIAA. Formerly,
  10017-3206                                                           Vice President and
  Age: 52                                                              Chief Actuary,
                                                                       Retirement
                                                                       Services, CREF and
                                                                       TIAA. Executive
                                                                       Vice President and
                                                                       Chief Actuary of
                                                                       Services
----------------------------------------------------------------------------------------------------------------------------
  Frances Nolan(1)       Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Formerly,
  10017-3206                                                           Vice President,
  Age: 45                                                              Retirement
                                                                       Services, CREF and
                                                                       TIAA
----------------------------------------------------------------------------------------------------------------------------
  Bertram L. Scott(1)    Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA and Chairman
  10017-3206                                                           of the Board,
  Age: 51                                                              President and Chief
                                                                       Executive Officer
                                                                       of TIAA-CREF Life.
                                                                       Formerly, President
                                                                       and Chief Executive
                                                                       Officer, Horizon
                                                                       Mercy
----------------------------------------------------------------------------------------------------------------------------
  Deanne J.              Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  Shallcross(1)          President            Executive Vice           President of the
  TIAA-CREF                                   President since 2001.    TIAA-CREF Funds and
  730 Third Avenue                                                     TIAA. Formerly,
  New York, NY                                                         Vice President,
  10017-3206                                                           Marketing, CREF and
  Age: 53                                                              TIAA. Executive
                                                                       Vice President of
                                                                       Services
----------------------------------------------------------------------------------------------------------------------------
  David A. Shunk(1)      Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Formerly,
  10017-3206                                                           Vice President,
  Age: 55                                                              Institutional &
                                                                       Individual
                                                                       Consulting
                                                                       Services, CREF and
                                                                       TIAA. President and
                                                                       Chief Executive
                                                                       Officer of Services
                                                                       and Director of
                                                                       TIAA-CREF Trust
                                                                       Company
----------------------------------------------------------------------------------------------------------------------------
  John A. Somers(1)      Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 1998.    TIAA-CREF Funds and
  New York, NY                                                         TIAA. Executive
  10017-3206                                                           Vice President of
  Age: 58                                                              Investment
                                                                       Management and
                                                                       Advisors and
                                                                       Director of
                                                                       TIAA-CREF Life
----------------------------------------------------------------------------------------------------------------------------
  Charles H. Stamm(1)    Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President and
  730 Third Avenue                            President since 1998.    General Counsel of
  New York, NY                                                         the TIAA-CREF Funds
  10017-3206                                                           and TIAA. Trustee
  Age: 63                                                              of Services.
                                                                       Director of TPIS,
                                                                       Advisors, TIAA-CREF
                                                                       Trust Company,
                                                                       Tuition Financing
                                                                       and TIAA-CREF Life.
                                                                       Member of Board of
                                                                       Managers of
                                                                       Investment
                                                                       Management
----------------------------------------------------------------------------------------------------------------------------


B-12
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                            POSITION(S)          TERM OF OFFICE             PRINCIPAL           COMPLEX           OTHER
                             HELD WITH            AND LENGTH OF           OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND                TIME SERVED         DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
  Mary Ann Werner(1)     Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA and President,
  10017-3206                                                           TIAA Shared
  Age: 57                                                              Services. Formerly,
                                                                       Vice President,
                                                                       CREF and TIAA.
                                                                       Executive Vice
                                                                       President of
                                                                       Services and
                                                                       Director of
                                                                       TIAA-CREF Life
----------------------------------------------------------------------------------------------------------------------------
  James A. Wolf(1)       Executive Vice       Indefinite term.         Executive Vice         N/A            N/A
  TIAA-CREF              President            Executive Vice           President of the
  730 Third Avenue                            President since 2001.    TIAA-CREF Funds and
  New York, NY                                                         TIAA and President,
  10017-3206                                                           TIAA Retirement
  Age: 57                                                              Services. Formerly,
                                                                       Vice President,
                                                                       Corporate MIS, CREF
                                                                       and TIAA. Trustee
                                                                       of Services and
                                                                       Director of
                                                                       TIAA-CREF Life
----------------------------------------------------------------------------------------------------------------------------


(1) The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of the TIAA-CREF Life
    Funds: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Biggs, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

(2) Mr. Longstreth may be an "interested person" under the Act because he is associated with a law firm that has acted as counsel to the TIAA-CREF Life Funds or their affiliates.

EQUITY OWNERSHIP OF TIAA-CREF LIFE FUNDS TRUSTEES


The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Life Funds Trustees in the TIAA-CREF Life Funds and in all registered investment companies in the same "family of investment companies" as the TIAA-CREF Life Funds.(3) The TIAA-CREF Life Funds' family of investment companies includes TIAA-CREF Life Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1.



  DISINTERESTED TRUSTEES



NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-----------------------------------------------------------------
  Robert H. Atwell                None
-----------------------------------------------------------------
  Elizabeth E.                    None
  Bailey
-----------------------------------------------------------------
  Joyce A. Fecske                 None
-----------------------------------------------------------------
  Edes P. Gilbert                 None
-----------------------------------------------------------------
  Martin J. Gruber                None
-----------------------------------------------------------------
  Nancy L. Jacob                  None
-----------------------------------------------------------------
  Marjorie Fine                   None
  Knowles
-----------------------------------------------------------------
  Stephen A. Ross                 None
-----------------------------------------------------------------
  Nestor V. Santiago              None
-----------------------------------------------------------------
  Eugene C. Sit                   None
-----------------------------------------------------------------
  Maceo K. Sloan                  None
-----------------------------------------------------------------
  David K. Storrs                 None
-----------------------------------------------------------------
  Robert W. Vishny                None
-----------------------------------------------------------------

                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF TRUSTEE                     OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------  ----------------------------------------------------------------------------------
  Robert H. Atwell                    Over $100,000
-----------------------------------------------------------------
  Elizabeth E.                        Over $100,000
  Bailey
-----------------------------------------------------------------
  Joyce A. Fecske                     Over $100,000
-----------------------------------------------------------------
  Edes P. Gilbert                  $50,001 - $100,000
-----------------------------------------------------------------
  Martin J. Gruber                    Over $100,000
-----------------------------------------------------------------
  Nancy L. Jacob                      Over $100,000
-----------------------------------------------------------------
  Marjorie Fine                       Over $100,000
  Knowles
-----------------------------------------------------------------
  Stephen A. Ross                     Over $100,000
-----------------------------------------------------------------
  Nestor V. Santiago               $50,001 - $100,000
-----------------------------------------------------------------
  Eugene C. Sit                    $50,001 - $100,000
-----------------------------------------------------------------
  Maceo K. Sloan                   $50,001 - $100,000
-----------------------------------------------------------------
  David K. Storrs                     Over $100,000
-----------------------------------------------------------------
  Robert W. Vishny                  $10,001 - $50,000
-----------------------------------------------------------------



(3) Beneficial ownership information is as of December 31, 2001.



  INTERESTED TRUSTEES



NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-----------------------------------------------------------------
  John H. Biggs                   None
-----------------------------------------------------------------
  Martin L.                       None
  Leibowitz
-----------------------------------------------------------------
  Bevis Longstreth                None
-----------------------------------------------------------------

                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF TRUSTEE                     OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------  ----------------------------------------------------------------------------------
  John H. Biggs                       Over $100,000
-----------------------------------------------------------------
  Martin L.                           Over $100,000
  Leibowitz
-----------------------------------------------------------------
  Bevis Longstreth                    Over $100,000
-----------------------------------------------------------------

3
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

COMPENSATION OF TIAA-CREF LIFE FUNDS TRUSTEES

The following table sets forth the compensation paid to the TIAA-CREF Life Funds' trustees for the year ended December 31, 2001. All of these individuals are considered "disinterested" under the Investment Company Act. Note that, as of November 9, 2001, the individuals listed below no longer served as trustees of the TIAA-CREF Life Funds. The current trustees were not compensated for their limited service in 2001.

                              (2) AGGREGATE         (3) PENSION OR
                               COMPENSATION           RETIREMENT           (4) ESTIMATED        (5) TOTAL
                              FROM TIAA-CREF       BENEFITS ACCRUED       ANNUAL BENEFITS      COMPENSATION
(1) NAME OF PERSON, POSITION    LIFE FUNDS     AS PART OF FUND EXPENSES   UPON RETIREMENT   FROM FUND COMPLEX*
--------------------------------------------------------------------------------------------------------------
  Laurence W. Franz, Trustee       $2,433                $-0-                  $-0-               $10,500
--------------------------------------------------------------------------------------------------------------
  Jeanmarie C. Grisi,              $2,433                $-0-                  $-0-               $10,500
  Trustee
--------------------------------------------------------------------------------------------------------------
  Richard M. Norman, Trustee       $2,433                $-0-                  $-0-               $10,500
--------------------------------------------------------------------------------------------------------------

* For purposes of this information, the Fund Complex consists of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

Trustees who are active officers of TIAA do not receive any additional compensation for their services as trustees.

B-14
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

BOARD COMMITTEES


Every year the board appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Life Funds' operations. Included among these are:


 1. An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which audits and examines the records and affairs of the Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2001, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber, Mr. Santiago and Mr. Storrs.



 2. A Finance Committee, which oversees the management of the TIAA-CREF Life Funds investments subject to appropriate oversight by the full board. During 2001, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Biggs (chair), Dr. Gruber, Dr. Jacob, Ms. Knowles, Mr. Leibowitz, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sit, Mr. Sloan, Mr. Storrs, and Dr. Vishny.



 3. A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which addresses all corporate social responsibility and corporate governance issues including the voting of the TIAA-CREF Life Funds shares and the initiation of appropriate shareholder resolutions. During 2001, the committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Ms. Knowles (chair), Dr. Bailey, Ms. Fecske, Ms. Gilbert, Mr. Longstreth and Mr. Storrs.



 4. An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2001, the committee held five meetings. The current members of the Executive Committee are Mr. Biggs (chair), Dr. Bailey, Ms. Fecske, Dr. Gruber, Ms. Knowles, Mr. Leibowitz and Mr. Longstreth.



 5. A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which nominates certain TIAA-CREF Life Funds officers and the standing committees of the board, and recommends candidates for election as trustees. During 2001, the committee held five meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Ms. Gilbert, Dr. Jacob, Mr. Sit and Dr. Vishny.


   The Nominating and Personnel Committee will consider potential nominees for trustees recommended by investors. Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Life Funds. The Secretary's address is 730 Third Avenue, New York, New York 10017-3206.


RESPONSIBILITIES OF THE BOARD


TIAA-CREF Life Funds' Board is responsible for overseeing the TIAA-CREF Life Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the TIAA-CREF Life Funds' investment management agreement with Teachers Advisors, Inc. ("Advisors"). Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the TIAA-CREF Life Funds all of the services necessary for their ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the TIAA-CREF Life Funds in light of a variety of factors, including (a) the nature and quality of the services provided by Advisors under the agreement; and (b) the reasonableness of the investment management fees and how such fees compared to fees paid to other advisors for managing similar funds.
   As part of its consideration of the quality of services provided by Advisors to the TIAA-CREF Life Funds, the Board reviewed the relative performance of each fund. In comparing the expense ratio of each fund to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other similar funds.


PRINCIPAL HOLDERS OF SECURITIES



TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of each fund as of September 30, 2002:



----------------------------------------
  Growth Equity Fund          50.73%
----------------------------------------
  Growth & Income Fund        61.89%
----------------------------------------
  International Equity
  Fund                        69.37%
----------------------------------------
  Stock Index Fund            23.74%
----------------------------------------
  Social Choice Equity
  Fund                        76.24%
----------------------------------------
  Large-Cap Value Fund          100%
----------------------------------------
  Small-Cap Equity
  Fund                          100%
----------------------------------------
  Real Estate
  Securities Fund               100%
----------------------------------------



   The TIAA-CREF Life Separate Account VA-1 owns substantially all of the balance of the outstanding shares. The TIAA-CREF Life Separate Account VLI-1 owns less than 1% of the shares.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORY SERVICES


As explained in the prospectus, investment advisory services and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF Life Funds' board of trustees. Advisors' will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.
   Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the prospectus.
   For the years ended December 31, 1999, 2000 and 2001 the total dollar amount of investment management fees for each fund (if applicable), before and after the waiver of the portion of the investment management fee attributable to each fund, was as follows:

                                                                            B-15
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

                                                GROSS                                 WAIVED                           NET
-----------------------------------------------------------------------------------------------------------------------------------
                                    1999         2000         2001        1999         2000         2001        1999         2000
-----------------------------------------------------------------------------------------------------------------------------------
  Growth Equity Fund                   N/A     $229,251     $239,761         N/A     $104,658     $109,456         N/A     $124,593
-----------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund                 N/A     $209,097     $260,103         N/A     $ 99,796     $124,140         N/A     $109,301
-----------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund            N/A     $190,109     $194,598         N/A     $ 86,087     $ 88,120         N/A     $104,022
-----------------------------------------------------------------------------------------------------------------------------------
  Stock Index Fund                $101,980     $234,542     $267,146     $78,185     $179,816     $204,812     $23,795     $ 54,726
-----------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund            N/A     $ 86,500     $ 96,723         N/A     $ 46,577     $ 52,082         N/A     $ 39,923
-----------------------------------------------------------------------------------------------------------------------------------

                                NET
----------------------------  --------
                                2001
----------------------------  --------
  Growth Equity Fund          $130,305
-----------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund        $135,963
-----------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund   $106,478
-----------------------------------------------------------------------------------------------------------------------------------
  Stock Index Fund            $ 62,334
-----------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund   $ 44,641
-----------------------------------------------------------------------------------------------------------------------------------

PERSONAL TRADING POLICY

TIAA-CREF Life Funds has adopted a personal trading policy under Rule 17j-1 of the Investment Company Act of 1940. Under the policy, personnel of Advisors and members of their households are limited in trading for their own accounts. The policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by the TIAA-CREF Life Funds. The policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the policy may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.3 million people. As of December 31, 2001, TIAA's assets were approximately $127.0 billion; the combined assets for TIAA and CREF totaled approximately $266.7 billion.
   TIAA owns all of the shares of TIAA-CREF Enterprises, Inc., which in turn owns all the shares of Advisors, TIAA-CREF Life Insurance Company, and Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF, TIAA's companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.

CUSTODIAN


Under the terms of a contract with Advisors, JPMorgan Chase Bank ("JPMorgan"), 4 Chase MetroTech Center, Brooklyn, NY 11245 acts as custodian for the TIAA-CREF Life Funds. JPMorgan is responsible for the safekeeping of the funds' portfolio securities. Advisors has agreed to pay JPMorgan for these services.


AUDITORS


The financial statements of TIAA-CREF Life Funds are audited by Ernst & Young LLP. The principal business address of Ernst & Young LLP is 5 Times Square, New York, New York 10036.


FUND HISTORY AND DESCRIPTION OF THE FUND

TIAA-CREF Life Funds is a Delaware business trust organized on August 13, 1998, and is registered with the U.S. Securities and Exchange Commission (SEC) as a diversified "open-end" management investment company. It currently has five investment portfolios (funds). As a Delaware business trust, the fund's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration). A copy of the fund's Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

SHAREHOLDERS MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, and therefore, we do not anticipate that the fund will hold shareholders' meetings unless required by law. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.
   With regard to matters for which the Investment Company Act of 1940 requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds, as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate prospectus, which accompanies this prospectus, describing your contract and the separate account, for more information on your voting rights.

SHARES

The fund is authorized to issue an unlimited number of shares of beneficial interest in the fund, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund's investment portfolios. There is currently five series of shares and five investment portfolios.
   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.
   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

B-16
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

ADDITIONAL PORTFOLIOS


The TIAA-CREF Life Funds currently consists of eight investment portfolios, or funds. Pursuant to the Declaration, the Trustees may establish additional investment funds (technically "series" of shares).


VALUATION OF ASSETS

The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:
   Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. eastern time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith under the direction of the board of trustees if events materially affecting its value occur between the time its price is determined and the time a fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the board of trustees.

DEBT SECURITIES AND MONEY MARKET INSTRUMENTS

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when we believe the prices don't accurately reflect the security's fair value.
   Values for money market instruments with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.
   All debt securities may also be valued at fair value as determined in good faith by the board of trustees.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.
   For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, a fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.
   A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.
   Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the board of trustees.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the fund as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account that it may be managing, or at the same time as for a CREF account or other account that it may also be managing on behalf of Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.
   Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.
   Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not

                                                                            B-17
                    Life Funds -- STATEMENT OF ADDITIONAL INFORMATION providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.
   The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2001. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

                               AGGREGATE $ AMOUNT OF
                                  COMMISSIONS PAID
                                   TO FIRMS THAT
FUND                         PROVIDED RESEARCH SERVICES
-------------------------------------------------------
  Growth Equity Fund                  $21,683
-------------------------------------------------------
  Growth & Income Fund                $63,403
-------------------------------------------------------
  International Equity Fund           $92,775
-------------------------------------------------------
  Stock Index Fund                    $   323
-------------------------------------------------------

   Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors' fiduciary duty to the funds.
   The aggregate amount of brokerage commissions paid by the Funds for the years ending December 31, 1999, 2000, and 2001 were as follows:

FUND                              1999        2000        2001
----------------------------------------------------------------
  Growth Equity Fund               N/A      $ 32,798    $ 26,562
----------------------------------------------------------------
  Growth & Income Fund             N/A      $ 39,605    $ 73,346
----------------------------------------------------------------
  International Equity Fund        N/A      $206,256    $112,000
----------------------------------------------------------------
  Stock Index Fund               $7,098     $ 15,136    $  7,566
----------------------------------------------------------------
  Social Choice Equity Fund        N/A      $ 12,892    $  2,240
----------------------------------------------------------------

   During 2001, the funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of the each of the fund's aggregate holdings in the securities of those entities are set forth below:

   Regular Broker or Dealer based on brokerage commissions paid:

                                                                                                                         HOLDINGS
                                                                                                                         AT
                                                                                                                         12/31/01
FUND                             BROKER                                 PARENT                                           (US$)
---------------------------------------------------------------------------------------------------------------------------------
  Growth Equity Fund             Morgan Stanley & Co., Inc.             Morgan Stanley, Dean Witter & Co.                $ 11,188
                                 Instinet Group, Inc.                   Instinet Group, Inc.                             $  1,005
                                 Investment Technology Group            Investment Technology Group, Inc.                $  5,861
                                 Lehman Brothers, Inc.                  Lehman Brothers Holdings, Inc.                   $ 80,160
---------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund           Bear, Stearns & Co., Inc.              The Bear Stearns Companies Inc.                  $ 10,203
                                 Morgan (JP) Securities Inc.            Morgan (JP) Chase & Co.                          $158,341
                                 Lehman Brothers, Inc.                  Lehman Brothers Holdings, Inc.                   $585,769
                                 Merrill Lynch                          Merrill Lynch & Co, Inc.                         $ 94,546
                                 Morgan Stanley & Co., Inc.             Morgan Stanley, Dean Witter & Co.                $133,529
                                 Charles Schwab                         Charles Schwab Corp.                             $ 45,698
---------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund      ABN Amro Holdings                      ABN Amro Holdings                                $134,814
                                 Credit Suisse First Boston             Credit Suisse Group                              $290,441
                                 Daiwa Securities America               Daiwa Securities Group, Inc.                     $ 24,157
                                 HSBC Holdings                          HSBC Holdings                                    $558,549
---------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund      Morgan (JP) Securities Inc.            Morgan (JP) Chase & Co.                          $234,857
---------------------------------------------------------------------------------------------------------------------------------

   Regular Broker or Dealer based on entities acting as principal:

                                                                                                                         HOLDINGS
                                                                                                                         AT
                                                                                                                         12/31/01
FUND                             BROKER                                 PARENT                                           (US$)
---------------------------------------------------------------------------------------------------------------------------------
  Growth Equity Fund             Morgan Stanley & Co., Inc.             Morgan Stanley, Dean Witter & Co.                $ 11,188
                                 Lehman Brothers, Inc.                  Lehman Brothers Holdings, Inc.                   $ 80,160
---------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund           Bear, Stearns & Co., Inc.              The Bear Stearns Companies Inc.                  $ 10,203
                                 Morgan (JP) Securities Inc.            Morgan (JP) Chase & Co.                          $158,341
                                 Lehman Brothers, Inc.                  Lehman Brothers Holdings, Inc.                   $585,769
                                 Merrill Lynch                          Merrill Lynch & Co, Inc.                         $ 94,546
                                 Morgan Stanley & Co., Inc.             Morgan Stanley, Dean Witter & Co.                $133,529
---------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund      ABN Amro Holdings                      ABN Amro Holdings                                $134,814
                                 Credit Suisse First Boston             Credit Suisse Group                              $290,441
---------------------------------------------------------------------------------------------------------------------------------
  Stock Index Fund               Morgan (JP) Securities Inc.            Morgan (JP) Chase & Co.                          $591,705
---------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund      Morgan (JP) Securities Inc.            Morgan (JP) Chase & Co.                          $234,857
---------------------------------------------------------------------------------------------------------------------------------

B-18
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

PERFORMANCE INFORMATION

From time to time, we will advertise the total return and average annual total return of the fund. Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
   Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the fund's performance will include the fund's average annual total return for one-, five-and ten-year periods (and occasionally other periods as well).
   All performance figures are based on past investment results. They aren't a guarantee that the fund will perform equally or similarly in the future. Write or call us for current performance figures for the fund.

CALCULATION OF PERFORMANCE DATA

We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. Performance of the funds will be presented net of any separate account fees and charges.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

         P (1 + T)(n) = ERV
where:   P     =     the hypothetical initial payment
                     average annual total return
         T     =
                     number of years in the period
         n     =
                     Ending redeemable value of the hypothetical
                     payment made at the beginning of the one-, five-,
                     or 10-year period at the end of the one-, five-,
                     or 10-year period (or fractional portion
                     thereof).
         ERV   =

   For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
   In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

PERFORMANCE RETURNS


Set forth below is the calculation of each fund's performance, which reflects all expense deductions from fund assets, applied to a hypothetical investment of $1,000 in each fund (certain funds were introduced in 2002 and do not have performance history). The returns do not reflect the deduction of any separate account charges.


GROWTH EQUITY FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (October 1, 2001 to
  September 30, 2002)      (24.54)%
------------------------------------
  Since Inception
  (April 3, 2000 to
  September 30, 2002)      (33.09)%
------------------------------------


GROWTH & INCOME FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (October 1, 2001 to
  September 30, 2002)      (29.19)%
------------------------------------
  Since Inception
  (April 3, 2000 to
  September 30, 2002)      (21.42)%
------------------------------------


INTERNATIONAL EQUITY FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (October 1, 2001 to
  September 30, 2002)      (19.72)%
------------------------------------
  Since Inception
  (April 3, 2000 to
  September 30, 2002)      (26.47)%
------------------------------------


STOCK INDEX FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (October 1, 2001 to
  September 30, 2002)      (18.68)%
------------------------------------
  Since Inception
  (January 4, 1999 to
  September 30, 2002)       (8.26)%
------------------------------------


                                                                            B-19
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

SOCIAL CHOICE EQUITY FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (October 1, 2001 to
  September 30, 2002)      (26.88)%
------------------------------------
  Since Inception
  (April 3, 2000 to
  September 30, 2002)      (19.53)%
------------------------------------


PERFORMANCE COMPARISONS

Performance information for the funds, may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index and Morgan Stanley REIT Index, (14) Kinder, Lydenberg, Domini & Co., Inc.'s Broad Market Social Index, and (15) NAREIT Equity REIT Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.
   The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.
   We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.
   The Stock Index Fund is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the fund literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the fund or the separate account contractowners into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

We may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the TIAA-CREF Life Funds. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.
   We may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the TIAA-CREF Life Funds' expense charges to those of other investment products.

NET ASSET VALUE

Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return.

MOVING AVERAGES

We may illustrate the fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

TAX STATUS

Although the TIAA-CREF Life Funds are organized as a Delaware business trust, neither the TIAA-CREF Life Funds nor any of the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a "regulated investment company" ("RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.
   Each fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its

B-20
         STATEMENT OF ADDITIONAL INFORMATION -- Life Funds business of investing in securities; (b) the fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the fund level) and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and
(ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.
   If a fund fails to qualify as a RIC, the fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the fund's available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.
   Each fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed in prior years in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to each fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31.
   This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contractowners should consult their tax advisers to determine the tax treatment of their investment.

UNDERWRITERS

The shares of the TIAA-CREF Life Funds are offered continuously by Teachers Personal Investors Services, Inc. (TPIS), which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the shares of the fund. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

All matters of applicable state law have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The financial statements of the TIAA-CREF Life Funds incorporated by reference into this registration statement have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing in the financial statements, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the TIAA-CREF Life Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which the fund has filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS


The audited financial statements of the existing TIAA-CREF Life Funds are incorporated herein by reference to the TIAA-CREF Life Funds' Annual Report for the year ended December 31, 2001, which has been filed with the SEC and provided to separate account contractowners. In addition, the unaudited financial statements of the existing TIAA-CREF Life Funds are incorporated herein by reference to the TIAA-CREF Life Funds' Semi-Annual Report for the six months ended June 30, 2002, which has been filed with the SEC and provided to separate account contractowners. We will furnish you, without charge, another copy of the Annual Report and Semi-Annual Report upon request. The audited financial statements for the Large-Cap Value, Small-Cap Equity and Real Estate Securities Funds follow.


   For ease of presentation, we have grouped a number of industry classification categories together in the Statements of Investments that follow. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.


                                                                            B-21
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

       Statement of Investments - LARGE-CAP VALUE FUND - October 11, 2002
--------------------------------------------------------------------------------


   SHARES                                                  VALUE
   ------                                                  -----
COMMON STOCK--99.69%
AEROSPACE AND DEFENSE--1.72%
     1,400     Boeing Co..............................  $    44,800
       700     General Dynamics Corp..................       55,965
       500     Goodrich Corp..........................        9,065
     1,400     Lockheed Martin Corp...................       87,430
       400     Northrop Grumman Corp..................       47,000
       300     Precision Castparts Corp...............        5,280
     1,700     Raytheon Co............................       48,620
       800     Rockwell Collins, Inc..................       17,888
                                                        -----------
               TOTAL AEROSPACE AND DEFENSE                  316,048
                                                        -----------
BASIC INDUSTRIES--9.29%
    16,600     (b)*Bethlehem Steel Corp...............        1,826
       300     Centex Corp............................       12,870
       400     Clayton Homes, Inc.....................        4,400
       500     D.R. Horton, Inc.......................        8,995
     4,800     Du Pont (E.I.) de Nemours & Co.........      190,272
       300     Fluor Corp.............................        6,447
       100     *Jacobs Engineering Group, Inc.........        2,912
       200     KB Home................................        8,940
       200     Lafarge North America, Inc.............        5,702
       200     Lennar Corp............................       10,870
       200     Martin Marietta Materials, Inc.........        6,046
     1,300     Masco Corp.............................       24,258
    24,200     Monsanto Co............................      398,574
     3,800     Newmont Mining Corp....................       90,060
       200     Pulte Homes, Inc.......................        8,120
     6,300     Rohm & Haas Co.........................      211,932
       100     Ryland Group, Inc......................        3,521
       100     Stanley Works..........................        2,954
       200     *Toll Brothers, Inc....................        3,844
       400     Vulcan Materials Co....................       14,100
    16,300     Weyerhaeuser Co........................      682,318
       200     York International Corp................        5,630
                                                        -----------
               TOTAL BASIC INDUSTRIES                     1,704,591
                                                        -----------
CONSUMER CYCLICAL--9.25%
       100     *American Axle & Manufacturing
                 Holdings, Inc........................        2,238
     7,100     *AOL Time Warner, Inc..................       83,709
    13,600     Autoliv, Inc...........................      250,920
     8,300     *Clear Channel Communications, Inc.....      277,635
       100     Donaldson Co, Inc......................        3,391
     1,400     Eastman Kodak Co.......................       39,844
     1,000     *Federated Department Stores, Inc......       28,670
       400     *Foot Locker, Inc......................        3,692
     1,300     Gannett Co, Inc........................       95,550
       500     Hilton Hotels Corp.....................        5,125
       400     Johnson Controls, Inc..................       30,996
       500     *Jones Apparel Group, Inc..............       15,605
       400     Knight Ridder, Inc.....................       22,072
    31,300     *Liberty Media Corp (Class A)..........      229,742
     1,300     Limited Brands, Inc....................       19,175
       500     Liz Claiborne, Inc.....................       13,390
       100     *Mandalay Resort Group.................        3,019
       400     Marriott International, Inc (Class
                 A)...................................       11,552
    16,800     McDonald's Corp........................      301,896
       200     McGraw-Hill Cos, Inc...................       12,034
       300     *MGM Mirage............................       10,275
       200     *Neiman Marcus Group, Inc (Class A)....        5,330
       200     New York Times Co (Class A)............        8,882
       100     Nike, Inc (Class B)....................        4,186
       500     Nordstrom, Inc.........................        9,305
       300     Pier 1 Imports, Inc....................        5,535
       100     *Polo Ralph Lauren Corp................        1,774
       300     Reader's Digest Association, Inc (Class
                 A)...................................        4,455


   SHARES                                                  VALUE
   ------                                                  -----
       200     *Reebok International Ltd..............  $     4,920
     1,400     Sears Roebuck & Co.....................       45,808
       400     VF Corp................................       14,188
     2,300     *Viacom, Inc (Class B).................       94,300
     1,500     Walt Disney Co.........................       24,000
       100     Wendy's International, Inc.............        3,259
       300     *Yum! Brands, Inc......................        6,843
       100     *Zale Corp.............................        2,848
                                                        -----------
               TOTAL CONSUMER CYCLICAL                    1,696,163
                                                        -----------
CONSUMER NON-CYCLICAL--8.95%
       200     Alberto-Culver Co (Class B)............       10,264
     1,400     Anheuser-Busch Cos, Inc................       73,738
     1,100     Avon Products, Inc.....................       51,590
       400     *Borders Group, Inc....................        6,620
     3,600     Bunge Ltd..............................       87,300
     1,100     Campbell Soup Co.......................       24,849
       100     Church & Dwight Co, Inc................        3,400
       400     Clorox Co..............................       16,840
     1,500     Coca-Cola Co...........................       77,175
       300     Colgate-Palmolive Co...................       16,920
       400     Conagra Foods, Inc.....................        9,612
       100     *Costco Wholesale Corp.................        3,381
     1,900     CVS Corp...............................       51,680
       200     Dial Corp..............................        4,284
       300     *Energizer Holdings, Inc...............        8,733
       100     Estee Lauder Cos (Class A).............        2,786
     7,500     General Mills, Inc.....................      311,250
     2,100     Gillette Co............................       64,827
       900     H.J. Heinz Co..........................       28,944
       200     Hershey Foods Corp.....................       12,466
       200     International Flavors & Fragrances,
                 Inc..................................        6,750
       600     Kellogg Co.............................       20,670
       900     *Kroger Co.............................       11,709
       100     Lancaster Colony Corp..................        4,271
       200     Mattel, Inc............................        3,188
     1,200     Newell Rubbermaid, Inc.................       37,200
     1,500     *Office Depot, Inc.....................       18,690
     9,900     Philip Morris Cos, Inc.................      366,399
     2,600     Procter & Gamble Co....................      234,624
     1,400     *Safeway, Inc..........................       30,968
     1,900     Sara Lee Corp..........................       41,230
                                                        -----------
               TOTAL CONSUMER NON-CYCLICAL                1,642,358
                                                        -----------
ENERGY--10.31%
     8,200     Baker Hughes, Inc......................      224,516
     6,900     Burlington Resources, Inc..............      254,058
     3,300     ChevronTexaco Corp.....................      237,534
     1,300     ConocoPhillips.........................       59,475
    28,400     Exxon Mobil Corp.......................      980,936
     4,100     Noble Energy, Inc......................      134,521
                                                        -----------
               TOTAL ENERGY                               1,891,040
                                                        -----------
FINANCIAL SERVICES--29.89%
       400     A.G. Edwards, Inc......................       12,060
     3,800     AMB Property Corp......................       99,826
       400     Ambac Financial Group, Inc.............       22,864
     2,100     American Express Co....................       64,827
       100     *AmeriCredit Corp......................          709
       400     Annaly Mortgage Management, Inc........        6,608
       400     Astoria Financial Corp.................        9,460
    11,200     Bank Of America Corp...................      665,280
       800     Bank Of New York Co, Inc...............       19,008
     8,200     Bank One Corp..........................      298,070
       700     BB&T Corp..............................       23,926
       500     Bear Stearns Cos, Inc..................       28,945

B-22
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - LARGE-CAP VALUE FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
FINANCIAL SERVICES--(CONTINUED)
       100     Capitol Federal Financial..............  $     2,162
       100     *Catellus Development Corp.............        1,700
     6,000     Charter One Financial, Inc.............      171,180
       800     Chubb Corp.............................       46,088
    13,900     Citigroup, Inc.........................      422,838
       900     Comerica, Inc..........................       35,793
       500     Countrywide Credit Industries, Inc.....       23,765
       100     Doral Financial Corp...................        2,632
       100     Downey Financial Corp..................        3,480
     4,600     Duke Realty Corp.......................      110,032
       700     *E*trade Group, Inc....................        2,842
     5,700     Equity Office Properties Trust.........      142,614
       500     Fidelity National Financial, Inc.......       14,505
     9,600     FleetBoston Financial Corp.............      192,480
       200     FNB Corp...............................        5,614
       800     Franklin Resources, Inc................       24,752
     5,800     Freddie Mac............................      338,082
       300     Golden State Bancorp, Inc..............        9,858
       600     Golden West Financial Corp.............       37,638
       400     Greenpoint Financial Corp..............       16,840
       800     Hartford Financial Services Group,
                 Inc..................................       34,616
       200     HCC Insurance Holdings, Inc............        4,716
     5,700     Hibernia Corp (Class A)................      105,051
     1,800     Household International, Inc...........       50,760
       200     Instinet Group, Inc....................          516
       700     Jefferson-Pilot Corp...................       28,574
     1,400     John Hancock Financial Services, Inc...       39,760
       200     *LaBranche & Co, Inc...................        4,190
       100     Legg Mason, Inc........................        4,215
       200     Marsh & McLennan Cos, Inc..............        8,570
    15,000     Max Re Capital Ltd.....................      150,150
       700     MBIA, Inc..............................       28,406
     2,900     Mercantile Bankshares Corp.............      104,168
       400     MGIC Investment Corp...................       16,300
     2,500     Morgan Stanley.........................       83,500
     2,600     National City Corp.....................       70,772
       300     New York Community Bancorp, Inc........        8,268
       600     Old Republic International Corp........       18,060
       400     PMI Group, Inc.........................       11,520
     1,500     *Principal Financial Group.............       38,235
       400     Progressive Corp.......................       21,440
       300     Protective Life Corp...................        9,135
       400     Radian Group, Inc......................       13,796
       200     Raymond James Financial, Inc...........        5,070
     1,100     Regions Financial Corp.................       34,045
       400     Roslyn Bancorp, Inc....................        6,740
     5,900     Safeco Corp............................      197,237
     1,300     Sovereign Bancorp, Inc.................       17,316
     1,100     St. Paul Cos, Inc......................       34,562
       100     Stancorp Financial Group, Inc..........        5,498
       900     Stilwell Financial, Inc................        9,639
       300     T Rowe Price Group, Inc................        7,458
       100     Transatlantic Holdings, Inc............        6,340
     4,600     *Travelers Property Casualty Corp
                 (Class B)............................       68,540
    14,300     U.S. Bancorp...........................      263,692
     4,500     Union Planters Corp....................      119,340
     9,800     UnumProvident Corp.....................      186,298
    10,900     Wachovia Corp..........................      357,193
       300     Washington Federal, Inc................        6,654
       200     Webster Financial Corp.................        6,578
     9,400     Wells Fargo & Co.......................      440,390
                                                        -----------
               TOTAL FINANCIAL SERVICES                   5,483,786
                                                        -----------

   SHARES                                                  VALUE
   ------                                                  -----
HEALTH CARE--6.71%
    13,300     Aetna, Inc.............................  $   488,775
       100     *Anthem, Inc...........................        6,780
     1,100     Becton Dickinson & Co..................       32,142
     9,900     Bristol-Myers Squibb Co................      214,236
       600     Cigna Corp.............................       36,990
       100     *Community Health Systems, Inc.........        2,600
       100     *Coventry Health Care, Inc.............        3,341
       400     *Health Net, Inc.......................        9,480
     1,800     *Healthsouth Corp......................        6,480
       200     Hillenbrand Industries, Inc............       10,740
       800     *Humana, Inc...........................       10,384
       300     *Manor Care, Inc.......................        5,481
     3,700     Merck & Co, Inc........................      175,010
       200     Omnicare, Inc..........................        3,904
       200     Pall Corp..............................        3,240
       100     *Renal Care Group, Inc.................        3,225
    11,600     Schering-Plough Corp...................      209,844
       200     *Triad Hospitals, Inc..................        7,630
                                                        -----------
               TOTAL HEALTH CARE                          1,230,282
                                                        -----------
OTHER--2.36%
    19,000     *Cendant Corp..........................      209,000
       200     Crane Co...............................        3,988
       600     Dover Corp.............................       15,504
       100     *Dun & Bradstreet Corp.................        3,489
       100     *GTECH Holdings Corp...................        2,398
     3,600     Honeywell International, Inc...........       77,328
       300     ITT Industries, Inc....................       18,510
       100     Manpower, Inc..........................        2,797
       200     Pentair, Inc...........................        7,208
       300     Pittston Brink's Group.................        6,351
       100     *SPX Corp..............................       10,058
     1,400     United Technologies Corp...............       77,084
                                                        -----------
               TOTAL OTHER                                  433,715
                                                        -----------
PRODUCER DURABLES--1.87%
       200     American Water Works Co, Inc...........        8,972
     4,200     Deere & Co.............................      188,034
       600     Emerson Electric Co....................       27,678
       600     Illinois Tool Works, Inc...............       36,078
       600     Parker Hannifin Corp...................       22,302
       200     Philadelphia Suburban Corp.............        3,956
       400     W.W. Grainger, Inc.....................       17,664
     1,600     Waste Management, Inc..................       37,856
                                                        -----------
               TOTAL PRODUCER DURABLES                      342,540
                                                        -----------
TECHNOLOGY--3.44%
        40     *Atmel Corp............................           40
       400     Autodesk, Inc..........................        5,132
       100     *Citrix Systems, Inc...................          619
       300     *Computer Sciences Corp................        7,902
     5,600     Hewlett-Packard Co.....................       67,312
     4,400     International Business Machines Corp...      281,248
       200     *Intersil Corp (Class A)...............        2,944
    13,600     Motorola, Inc..........................      135,592
       100     *Novellus Systems, Inc.................        2,339
     9,700     *ON Semiconductor Corp.................       12,707
    23,800     *Solectron Corp........................       35,224
    29,100     *Sun Microsystems, Inc.................       80,607
                                                        -----------
               TOTAL TECHNOLOGY                             631,666
                                                        -----------

                                                                            B-23
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - LARGE-CAP VALUE FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
  TRANSPORTATION--0.60%
       200     Burlington Northern Santa Fe Corp......  $     5,098
     2,400     Canadian National Railway Co...........       96,024
       200     CNF, Inc...............................        6,156
       100     Skywest, Inc...........................        1,231
       100     *Swift Transportation Co, Inc..........        1,707
                                                        -----------
               TOTAL TRANSPORTATION                         110,216
                                                        -----------
UTILITIES--15.30%
    54,100     A T & T Corp...........................      647,577
    26,200     *A T & T Wireless Services, Inc........      106,372
       700     Ameren Corp............................       28,700
     1,600     American Electric Power Co, Inc........       33,824
     9,000     BellSouth Corp.........................      210,330
       800     Cinergy Corp...........................       24,000
     3,200     Consolidated Edison, Inc...............      134,400
       800     Constellation Energy Group, Inc........       17,040
       600     DPL, Inc...............................        9,072
       800     DTE Energy Co..........................       33,320
     1,600     *Edison International..................       14,400
       700     Energy East Corp.......................       14,350
     1,100     Entergy Corp...........................       43,153
     2,800     Equitable Resources, Inc...............       95,228
     1,600     Exelon Corp............................       73,168
     1,300     FirstEnergy Corp.......................       37,700
       800     FPL Group, Inc.........................       42,344
       200     Hawaiian Electric Industries, Inc......        9,028
       700     KeySpan Corp...........................       23,366
    16,612     *Level 3 Communications, Inc...........       71,930
       200     Nicor, Inc.............................        5,542

   SHARES                                                  VALUE
   ------                                                  -----
       300     NSTAR..................................  $    11,970
     1,800     *P G & E Corp..........................       16,542
       700     Pepco Holdings, Inc....................       13,468
       400     Pinnacle West Capital Corp.............        9,900
       800     PPL Corp...............................       23,016
     1,100     Progress Energy, Inc...................       40,227
     1,000     Public Service Enterprise Group, Inc...       25,150
       400     Puget Energy, Inc......................        8,056
        46     *Reliant Resources, Inc................           72
    16,100     SBC Communications, Inc................      361,445
       900     Sempra Energy..........................       16,605
     3,400     Southern Co............................       98,124
       700     TECO Energy, Inc.......................        8,323
     1,300     TXU Corp...............................       24,375
    13,100     Verizon Communications, Inc............      460,989
       600     Wisconsin Energy Corp..................       14,046
                                                        -----------
               TOTAL UTILITIES                            2,807,152
                                                        -----------
               TOTAL COMMON STOCK
                 (Cost $19,282,877)                      18,289,557
                                                        -----------
               TOTAL PORTFOLIO--99.69%
                 (Cost $19,282,877)                      18,289,557
               OTHER ASSETS & LIABILITIES, NET--0.31%        55,941
                                                        -----------
               NET ASSETS--100.00%                      $18,345,498
                                                        ===========

------------
*  Non-income producing

(b)In bankruptcy


B-24
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------


   SHARES                                                  VALUE
   ------                                                  -----
COMMON STOCK--99.85%
AEROSPACE AND DEFENSE--0.68%
       900     AAR Corp...............................  $     3,735
       100     *Armor Holdings, Inc...................        1,325
       600     *Aviall, Inc...........................        5,310
       100     *DRS Technologies, Inc.................        3,221
       200     *Ducommun, Inc.........................        3,380
       300     *Dynamics Research Corp................        3,885
       200     Engineered Support Systems, Inc........        9,934
       400     Heico Corp.............................        3,624
       100     *Herley Industries, Inc................        1,473
     1,300     *Hexcel Corp...........................        2,054
       300     *Integrated Defense Technology, Inc....        4,485
       800     Kaman Corp (Class A)...................        8,672
       600     *Moog, Inc (Class A)...................       17,039
       700     *Orbital Sciences Corp.................        2,065
     1,400     *Remec, Inc............................        3,570
       300     *Sequa Corp (Class A)..................       14,745
       800     *Teledyne Technologies, Inc............       12,280
       500     *Triumph Group, Inc....................       14,150
       300     *United Defense Industries, Inc........        6,765
                                                        -----------
               TOTAL AEROSPACE AND DEFENSE                  121,712
                                                        -----------
BASIC INDUSTRIES--8.64%
       500     *Aaon, Inc.............................        8,100
       200     *AEP Industries, Inc...................        2,430
     1,800     *Airgas, Inc...........................       23,850
       900     Albany International Corp (Class A)....       16,173
       100     Alico, Inc.............................        2,864
       600     Amcol International Corp...............        3,180
       200     American Woodmark Corp.................        9,376
       200     Ameron International Corp..............        9,400
     1,100     Arch Chemicals, Inc....................       18,590
     2,100     Arch Coal, Inc.........................       33,915
       200     *Avatar Holdings, Inc..................        4,300


   SHARES                                                  VALUE
   ------                                                  -----
       100     *Baker (Michael) Corp..................  $       993
       500     *Brush Engineered Materials, Inc.......        3,460
       300     *Buckeye Technologies, Inc.............        1,620
       800     *Building Materials Holding Corp.......        8,648
       500     Butler Manufacturing Co................       10,050
       300     *BWAY Corp.............................        5,775
     1,300     *Cabot Microelectronics Corp...........       48,841
       700     Calgon Carbon Corp.....................        4,123
       800     Cambrex Corp...........................       21,000
       800     *Caraustar Industries, Inc.............        6,720
     1,100     Carlisle Cos, Inc......................       39,435
       600     Carpenter Technology Corp..............        6,354
       400     Castle (A.M.) & Co.....................        2,624
       500     Centex Construction Products, Inc......       17,350
     2,400     *Champion Enterprises, Inc.............        5,400
       400     Chemed Corp............................       12,200
       400     ChemFirst, Inc.........................       11,672
       200     Chesapeake Corp........................        2,870
       900     Clarcor, Inc...........................       26,865
       300     *Cleveland-Cliffs, Inc.................        5,340
       200     *Collins & Aikman Corp.................          594
     2,200     *Comfort Systems U.S.A., Inc...........        6,028
     1,300     Commercial Metals Co...................       23,543
     3,600     Crompton Corp..........................       22,752
     3,800     *Crown Cork & Seal Co, Inc.............       17,670
     1,200     *Cytec Industries, Inc.................       25,968
       200     Deltic Timber Corp.....................        4,460
     1,300     *Dionex Corp...........................       34,869
       100     *Drew Industries, Inc..................        1,565
       700     *Earthshell Corp.......................          490
       600     ElkCorp................................        9,456
       800     *EMCOR Group, Inc......................       38,856
       100     *Encore Wire Corp......................          820
       700     *Energy Conversion Devices, Inc........        5,936
       900     Ferro Corp.............................       21,015
     1,100     *Fleetwood Enterprises, Inc............        6,435
       700     Florida Rock Industries, Inc...........       22,071
       300     *FMC Corp..............................        8,358
     1,500     *Foamex International, Inc.............        6,150
     1,000     Georgia Gulf Corp......................       23,100
       300     Glatfelter.............................        3,438
     1,300     Granite Construction, Inc..............       21,164
     1,100     Great Lakes Chemical Corp..............       27,236
       500     Greif Brothers Corp (Class A)..........       11,915
     1,000     H.B. Fuller Co.........................       27,970
     2,600     *Hecla Mining Co.......................        9,282
       600     *Hovnanian Enterprises, Inc (Class
                 A)...................................       19,740
       500     *Imco Recycling, Inc...................        2,575
       700     *Insituform Technologies, Inc (Class
                 A)...................................        9,975
     1,600     *Integrated Electrical Services, Inc...        6,528
       300     *International Specialty Products,
                 Inc..................................        2,832
       200     Interpool, Inc.........................        2,318
       400     *Jarden Corp...........................       10,060
     1,300     Lennox International, Inc..............       16,120
       400     *Liquidmetal Technologies..............        2,780
       400     *Lone Star Technologies, Inc...........        4,272
     1,700     *Longview Fibre Co.....................       11,050
     3,200     *Louisiana-Pacific Corp................       19,168
       200     LSI Industries, Inc....................        1,938
       400     *Lydall, Inc...........................        4,280
       700     M/I Schottenstein Homes, Inc...........       20,300
       800     MacDermid, Inc.........................       15,872
     1,900     Massey Energy Co.......................        9,500
       200     *Material Sciences Corp................        1,932
       200     *Mattson Technology, Inc...............          360
       100     *Maui Land & Pineapple Co..............        1,775
       600     MDC Holdings, Inc......................       20,928
       100     *Mestek, Inc...........................        1,822
     2,000     Millennium Chemicals, Inc..............       17,100
       700     Minerals Technologies, Inc.............       27,370
       100     *Mobile Mini, Inc......................        1,015
       200     *Modtech Holdings, Inc.................        1,920
       700     *Mueller Industries, Inc...............       17,570
       700     *NCI Building Systems, Inc.............       12,838
       300     NL Industries, Inc.....................        4,524
       400     *Nortek, Inc...........................       17,288
       100     *Northwest Pipe Co.....................        1,771
       500     *NS Group, Inc.........................        2,880
       400     Octel Corp.............................        7,620
     1,028     Olin Corp..............................       15,759
     1,200     *Omnova Solutions, Inc.................        4,656
     1,600     *Oregon Steel Mills, Inc...............        8,880
       400     *Osmonics, Inc.........................        4,380
       400     *Palm Harbor Homes, Inc................        4,540
       200     Penford Corp...........................        2,142
       200     Penn Engineering & Manufacturing
                 Corp.................................        2,558
       400     Penn Virginia Corp.....................       12,280
       500     *Penwest Pharmaceuticals Co............        3,600
       500     Pope & Talbot, Inc.....................        5,075
     1,000     Potlatch Corp..........................       27,110
       200     Quaker Chemical Corp...................        3,800
       200     Quanex Corp............................        7,060
       700     Reliance Steel & Aluminum Co...........       14,245
       300     Roanoke Electric Steel Corp............        3,291

                                                                            B-25
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------


   SHARES                                                  VALUE
   ------                                                  -----
BASIC INDUSTRIES--(CONTINUED)
       100     Rock-Tenn Co (Class A).................  $     1,507
       700     Royal Gold, Inc........................       11,935
       600     *RTI International Metals, Inc.........        6,420
       200     Ryerson Tull, Inc......................        1,200
       100     Schnitzer Steel Industries, Inc (Class
                 A)...................................        1,800
       800     Schulman (A.), Inc.....................       12,776
       400     *Silgan Holdings, Inc..................       10,572
       500     *Simpson Manufacturing Co, Inc.........       15,600
       300     Skyline Corp...........................        8,190
     3,200     Solutia, Inc...........................       13,440
       400     Southern Peru Copper Corp..............        5,552
       400     Spartech Corp..........................        8,300
     1,000     Standard-Pacific Corp..................       22,090
     1,000     *Steel Dynamics, Inc...................       12,420
     1,200     *Stillwater Mining Co..................        5,832
     1,700     *Terra Industries, Inc.................        3,179
       600     Texas Industries, Inc..................       14,160
       800     Tredegar Corp..........................       12,240
       100     Tremont Corp...........................        3,120
       300     *Trex Co, Inc..........................        7,215
       600     *U.S. Concrete, Inc....................        2,970
     1,000     Universal Forest Products, Inc.........       16,802
       200     *URS Corp..............................        3,330
     2,500     USEC, Inc..............................       16,500
     5,100     (b)*USG Corp...........................       18,462
       200     *Water Pik Technologies, Inc...........        1,892
       900     Watsco, Inc............................       12,330
     1,100     Wausau-Mosinee Paper Corp..............        9,790
       300     *WCI Communities, Inc..................        3,789
       600     WD-40 Co...............................       17,100
     1,000     Wellman, Inc...........................       10,850
       500     West Pharmaceutical Services, Inc......        8,945
       100     *William Lyon Homes, Inc...............        2,147
     2,100     Worthington Industries, Inc............       40,467
    17,800     (b)*WR Grace & Co......................       25,810
                                                        -----------
               TOTAL BASIC INDUSTRIES                     1,540,788
                                                        -----------
CONSUMER CYCLICAL--11.63%
       400     Aaron Rents, Inc.......................        8,440


   SHARES                                                  VALUE
   ------                                                  -----
     1,100     *Acclaim Entertainment, Inc............  $     1,364
       300     *Acme Communication, Inc...............        2,355
       500     Action Performance Cos, Inc............       10,915
       400     Advanced Marketing Services, Inc.......        5,648
       400     *Aeropostale, Inc......................        2,732
       300     *AFC Enterprises, Inc..................        5,964
       100     *Aftermarket Technology Corp...........        1,053
     1,300     *Alliance Gaming Corp..................       18,408
       300     *AMC Entertainment, Inc................        2,085
       400     *Amerco................................        3,020
       400     Angelica Corp..........................        8,424
     1,300     *AnnTaylor Stores Corp.................       30,862
       900     Apogee Enterprises, Inc................       10,251
       800     Arctic Cat, Inc........................       10,480
       900     *Argosy Gaming Co......................       16,263
     1,000     *Aztar Corp............................       11,650
       700     *Bally Total Fitness Holding Corp......        4,606
       600     Bandag, Inc............................       17,838
       300     Barnes Group, Inc......................        5,595
       200     Bassett Furniture Industries, Inc......        2,618
       200     *Beasley Broadcast Group, Inc (Class
                 A)...................................        2,000
       100     *Bebe Stores, Inc......................        1,237
       100     *Benihana, Inc (Class A)...............        1,255
       600     Blair Corp.............................       11,220
     1,100     Bob Evans Farms, Inc...................       25,421
       900     *Boca Resorts, Inc (Class A)...........        9,000
     1,400     Bowne & Co, Inc........................       12,390
       900     *Boyd Gaming Corp......................       14,274
       500     *Boyds Collection Ltd..................        3,440
       200     *Brookstone, Inc.......................        2,580
     2,000     Brown Shoe Co, Inc.....................       30,400
       200     *Buca, Inc.............................        1,576
       200     *Buckle, Inc...........................        3,300
       500     Burlington Coat Factory Warehouse
                 Corp.................................        8,550
       500     Bush Industries, Inc (Class A).........        3,195
       400     *California Pizza Kitchen, Inc.........        8,420
       200     *Carmike Cinemas, Inc..................        3,500
       400     *Cascade Corp..........................        5,352
       400     Cato Corp (Class A)....................        6,600
       300     *Central Garden & Pet Co...............        5,361
       300     *Championship Auto Racing Teams, Inc...        1,335
       200     *Charlotte Russe Holding, Inc..........        1,802
     3,800     *Charming Shoppes, Inc.................       18,392
       900     *Checkers Drive-In Restaurant..........        5,805
       100     *Cherokee, Inc.........................        1,598
       300     *Children's Place Retail Stores, Inc...        2,394
       800     *Choice Hotels International, Inc......       16,600
       700     *Christopher & Banks Corp..............       16,450
       300     Churchill Downs, Inc...................       11,607
     1,100     *CKE Restaurants, Inc..................        3,630
     1,500     Claire's Stores, Inc...................       34,350
       400     Coachmen Industries, Inc...............        5,740
       400     *Cole National Corp....................        4,440
       300     CPI Corp...............................        3,690
       300     *Cross Media Marketing Corp............          210
       200     *CSS Industries, Inc...................        6,960
       200     *Culp, Inc.............................          872
       800     *Dave & Buster's, Inc..................        8,560
     2,200     *Department 56, Inc....................       21,560
       200     *DHB Industries, Inc...................          358
       300     *Dollar Thrifty Automotive Group,
                 Inc..................................        4,734
       300     Dover Downs Gaming & Entertainment,
                 Inc..................................        2,412
       400     *Dress Barn, Inc.......................        6,012
       400     *Dura Automotive Systems, Inc..........        3,759
       300     *Elizabeth Arden, Inc..................        3,324
       400     Equity Inns, Inc.......................        2,168
       100     *Escalade, Inc.........................        1,803
       700     *EUniverse, Inc........................        1,729
       700     Factset Research Systems, Inc..........       17,794
       600     *Finish Line, Inc (Class A)............        5,190
       100     *Fisher Communications, Inc............        4,700
       600     *Footstar, Inc.........................        4,050
       600     *Fossil, Inc...........................       10,014
       300     Fred's, Inc............................        8,406
       700     G & K Services, Inc (Class A)..........       21,378
       900     *Gaylord Entertainment Co..............       16,020
       300     GenCorp, Inc...........................        2,250
       600     *Genesco, Inc..........................        7,224
     1,700     *Goody's Family Clothing, Inc..........        7,622
       200     Gray Television, Inc (Class A).........        2,338
       200     *Group 1 Automotive, Inc...............        4,390
       300     *GSI Commerce, Inc.....................        1,227
       200     *Guess?, Inc...........................          722
       400     *Guitar Center, Inc....................        6,920
       100     *Gulfmark Offshore, Inc................        1,294
       800     *Gymboree Corp.........................       14,088
       400     Hancock Fabrics, Inc...................        5,600
     1,500     *Handleman Co..........................       12,255
       500     Haverty Furniture Cos, Inc.............        5,050

B-26
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
CONSUMER CYCLICAL--(CONTINUED)
       300     *Hibbett Sporting Goods, Inc...........  $     6,324
     1,200     Hollinger International, Inc...........       11,436
       300     *Hollywood Casino Corp (Class A).......        3,645
     1,600     *Hollywood Entertainment Corp..........       31,168
     1,000     *Hot Topic, Inc........................       18,890
       700     *iDine Rewards Network, Inc............        6,034
       700     *IHOP Corp.............................       15,400
       400     *Information Holdings, Inc.............        4,900
     1,200     *Insight Communications Co, Inc........        9,564
     1,000     Intermet Corp..........................        3,880
       700     *Intertan, Inc.........................        3,430
       400     *Isle Of Capri Casinos, Inc............        6,080
     1,100     *Jack In The Box, Inc..................       22,176
       300     *Jakks Pacific, Inc....................        3,126
       700     *Jo-Ann Stores, Inc (Class A)..........       16,674


   SHARES                                                  VALUE
   ------                                                  -----
       100     *Johnson Outdoors, Inc (Class A).......  $       703
       800     *Journal Register Co...................       14,792
    15,100     (b)*Kmart Corp.........................        7,097
       500     *K2, Inc...............................        3,355
     1,000     Kellwood Co............................       21,700
       200     *Kenneth Cole Productions, Inc (Class
                 A)...................................        3,702
       100     *Keystone Automotive Industries, Inc...        1,690
     1,000     Kimball International, Inc (Class B)...       13,800
       700     *Kirby Corp............................       15,400
       800     *Kroll, Inc............................       14,008
       500     K-Swiss, Inc (Class A).................       11,051
       100     Landry's Restaurants, Inc..............        2,025
       200     LaSalle Hotel Properties...............        2,382
       600     Libbey, Inc............................       17,358
       100     *Liberty Livewire Corp (Class A).......          139
       600     *Linens 'n Things, Inc.................       11,082
       200     *Lodgenet Entertainment Corp...........        1,032
       500     Lone Star Steakhouse & Saloon, Inc.....        9,990
       700     *Luby's, Inc...........................        2,800
       600     Marcus Corp............................        7,230
       200     Marine Products Corp...................        2,040
       400     *Maxwell Shoe Co, Inc (Class A)........        4,372
     2,300     *Mediacom Communications Corp..........        9,453
       300     *Medis Technologies Ltd................        1,446
       900     *Men's Wearhouse, Inc..................       11,565
       600     *Metro One Telecommunications, Inc.....        5,070
       600     *Micros Systems, Inc...................       13,051
       200     *Midas, Inc............................        1,030
       400     *Midway Games, Inc.....................        1,984
     1,000     Modine Manufacturing Co................       17,460
       100     *Monaco Coach Corp.....................        1,820
       100     *Monro Muffler Brake, Inc..............        1,701
       300     *Mossimo, Inc..........................        1,890
     1,600     *Movie Gallery, Inc....................       28,768
       600     *MTR Gaming Group, Inc.................        4,926
       200     *Multimedia Games, Inc.................        4,220
       500     Myers Industries, Inc..................        6,300
       100     National Presto Industries, Inc........        2,720
       800     *Nautica Enterprises, Inc..............        7,592
       900     *Nautilus Group, Inc...................       18,306
       200     *Netratings, Inc.......................        1,126
       800     *Oakley, Inc...........................        7,600
       600     *O'Charley's, Inc......................       10,518
       300     Oshkosh B'gosh, Inc (Class A)..........        9,789
       500     Oshkosh Truck Corp.....................       26,925
       300     Oxford Industries, Inc.................        6,270
       600     *P.F. Chang's China Bistro, Inc........       18,678
       900     *Pacific Sunwear Of California, Inc....       17,055
       400     *Panera Bread Co (Class A).............       11,052
     1,400     *Papa John's International, Inc........       40,418
       500     *Parkervision, Inc.....................        4,080
       800     *Payless Shoesource, Inc...............       40,000
       900     *Penn National Gaming, Inc.............       16,011
       500     *Penton Media, Inc.....................          150
       700     Phillips-Van Heusen Corp...............        8,155
       700     *Pinnacle Entertainment, Inc...........        4,375
     1,600     *Pinnacle Systems, Inc.................       16,160
       400     *Playboy Enterprises, Inc (Class B)....        3,240
       900     *Presstek, Inc.........................        2,691
       100     *Pricesmart, Inc.......................        1,746
       100     *Prime Hospitality Corp................          793
     2,100     *Primedia, Inc.........................        3,549
       400     *Private Media Group, Inc..............          908
       400     Pulitzer, Inc..........................       17,712
       400     *Quaker Fabric Corp....................        2,411
       700     *Quiksilver, Inc.......................       15,106
       100     *Racing Champions Ertl Corp............        1,525
       700     *Rare Hospitality International, Inc...       16,548
     1,400     *Raytech Corp..........................        8,190
       800     *Regent Communications, Inc............        4,720
     1,300     Regis Corp.............................       36,468
       700     *Resources Connection, Inc.............        9,597
       200     *Rex Stores Corp.......................        1,946
       100     Riviana Foods, Inc.....................        2,397
       700     Russell Corp...........................        9,590
     1,400     *Ryan's Family Steak Houses, Inc.......       15,148
       400     *Saga Communications, Inc (Class A)....        7,360
       200     *Salem Communications Corp (Class A)...        4,500
       200     *Salton, Inc...........................        1,700
       200     Schawk, Inc............................        2,010
     1,100     *Scientific Games Corp (Class A).......        7,282
       600     *SCP Pool Corp.........................       15,798
       200     *Shoe Carnival, Inc....................        2,360
     2,300     *ShopKo Stores, Inc....................       27,140
       300     *Shuffle Master, Inc...................        6,030
       900     *Sinclair Broadcast Group, Inc (Class
                 A)...................................       10,935
       700     *Sirius Satellite Radio, Inc...........          481
       500     Smith (A.O.) Corp......................       13,675
     1,000     *Sonic Corp............................       25,030
     1,400     *Sotheby's Holdings, Inc (Class A).....        9,842
     1,100     *Spanish Broadcasting System, Inc
                 (Class A)............................        7,964
       400     Spartan Motors, Inc....................        4,484
       500     Speedway Motorsports, Inc..............       12,425
       700     *Sports Resorts International, Inc.....        2,905
       600     *Stage Stores, Inc.....................       10,908
       200     Standard Motor Products, Inc...........        1,940
       200     *Stanley Furniture Co, Inc.............        4,040
     1,200     *Station Casinos, Inc..................       19,320
       700     *Stein Mart, Inc.......................        3,836
       200     *Steven Madden Ltd.....................        2,860
       500     *Stoneridge, Inc.......................        6,825
     1,200     Stride Rite Corp.......................        8,688
       400     Sturm Ruger & Co, Inc..................        4,600
       800     Superior Industries International,
                 Inc..................................       32,072
     1,000     *Sylvan Learning Systems, Inc..........        9,900
       200     Tanger Factory Outlet Centers, Inc.....        5,032
       500     *TBC Corp..............................        5,225
     2,200     *Tenneco Automotive, Inc...............       10,450
     1,000     *The Sports Authority, Inc.............        5,070
       700     *The Steak n Shake Co..................        7,420
       400     *Thomas Nelson, Inc....................        2,208
       600     Thor Industries, Inc...................       19,782
       800     *THQ, Inc..............................       16,528
     1,000     *Too, Inc..............................       22,550


                                                                            B-27
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
CONSUMER CYCLICAL--(CONTINUED)
     1,100     *Topps Co, Inc.........................  $     8,855
     1,000     *Tower Automotive, Inc.................        6,620
     1,000     *Tyler Technologies, Inc...............        4,100
     1,900     *Unifi, Inc............................       10,089
       200     *Universal Electronics, Inc............        1,650
       300     *Urban Outfitters, Inc.................        6,423
       200     *Vail Resorts, Inc.....................        2,574
       400     *Vans, Inc.............................        1,920
     2,500     *Wabash National Corp..................        9,700
       100     *West Marine, Inc......................        1,201
     3,700     *Westpoint Stevens, Inc................        2,960
       300     *Wet Seal, Inc (Class A)...............        3,003
       500     Winnebago Industries, Inc..............       21,160
     2,400     *WMS Industries, Inc...................       31,320
     1,300     Wolverine World Wide, Inc..............       19,955
       400     Woodward Governor Co...................       16,788
       300     *World Wrestling Federation
                 Entertainment, Inc...................        2,220
       900     *XM Satellite Radio Holdings, Inc......        2,880
       200     *Young Broadcasting, Inc (Class A).....        1,642
       900     *Zomax, Inc............................        3,285
                                                        -----------
               TOTAL CONSUMER CYCLICAL                    2,072,412
                                                        -----------
CONSUMER NON-CYCLICAL--5.65%
       400     *1-800-Flowers.com, Inc (Class A)......        2,536

   SHARES                                                  VALUE
   ------                                                  -----
       700     *7-Eleven, Inc.........................  $     5,698
       500     *AC Moore Arts & Crafts, Inc...........        8,375
       300     *American Italian Pasta Co (Class A)...       10,530
       500     *Applica, Inc..........................        2,550
       200     *Asbury Automotive Group, Inc..........        1,690
     3,100     *Aurora Foods, Inc.....................        1,364
     1,300     Blyth, Inc.............................       35,698
       400     *Boston Beer Co, Inc (Class A).........        5,400
       400     *Cadiz, Inc............................          104
     1,200     Casey's General Stores, Inc............       12,624
     1,000     *Chiquita Brands International, Inc....       14,550
       200     Coca-Cola Bottling Co Consolidated.....        9,450
     1,200     Corn Products International, Inc.......       32,796
       700     *Cost Plus, Inc........................       17,955
       200     Deb Shops, Inc.........................        3,938
       200     *DEL Laboratories, Inc.................        3,490
     1,900     *Del Monte Foods Co....................       13,946
     1,500     Delta & Pine Land Co...................       27,375
     1,200     DIMON, Inc.............................        6,960
     1,400     *Drugstore.Com, Inc....................        1,904
       800     *Duane Reade, Inc......................       13,224
       300     *Electronics Boutique Holdings Corp....        6,990
       400     *Factory 2-U Stores, Inc...............          504
       500     *FAO, Inc..............................        1,325
       100     Farmer Brothers Co.....................       31,300
       200     *Finlay Enterprises, Inc...............        3,110
     1,000     Fleming Cos, Inc.......................        4,150
     1,600     *Flowers Foods, Inc....................       35,520
       700     *FTI Consulting, Inc...................       24,318
       100     *Gaiam, Inc............................          959
       300     *Galyans Trading Co, Inc...............        2,409
       100     *Gart Sports Co........................        1,503
       500     *Great Atlantic & Pacific Tea Co,
                 Inc..................................        3,410
       600     *Hain Celestial Group, Inc.............        8,803
       300     *Horizon Organic Holding Corp..........        4,830
     1,000     Hughes Supply, Inc.....................       27,120
       300     Ingles Markets, Inc (Class A)..........        3,027
       300     *Insight Enterprises, Inc..............        3,060
       100     Inter Parfums, Inc.....................          600
     1,900     Interface, Inc (Class A)...............        5,415
     1,100     *International Multifoods Corp.........       19,910
     1,900     Interstate Bakeries Corp...............       48,336
       300     *J & J Snack Foods Corp................       11,130
       600     J.M. Smucker Co........................       20,484
       500     *Jill (J.) Group, Inc..................        9,810
       700     Lance, Inc.............................        8,589
       900     Longs Drug Stores Corp.................       18,855
       200     *MarineMax, Inc........................        1,520
       700     *Marvel Enterprises, Inc...............        4,480
       400     *Monterey Pasta Co.....................        2,172
       300     Movado Group, Inc......................        4,530
       300     Nash Finch Co..........................        3,942
       200     *National Beverage Corp................        2,670
       300     Nature's Sunshine Products, Inc........        3,237
     1,200     *NBTY, Inc.............................       15,396
       200     *NetFlix, Inc..........................        1,318
     1,200     Nu Skin Enterprises, Inc (Class A).....       14,676
     3,500     *OfficeMax, Inc........................       12,810
       400     Oneida Ltd.............................        4,792
       100     *Overstock.com, Inc....................          470
       200     *Party City Corp.......................        2,444
       900     *Pathmark Stores, Inc..................        6,948
       200     *PC Connection, Inc....................        1,018
       300     *Penn Traffic Co.......................        1,110
     1,500     Pep Boys-Manny Moe & Jack..............       16,275
     1,900     *Perrigo Co............................       20,026
       600     Pilgrim's Pride Corp (Class B).........        4,206
       800     *Playtex Products, Inc.................        5,984
     3,800     *Priceline.com, Inc....................        5,016
       900     *Ralcorp Holdings, Inc.................       18,810
       100     *Revlon, Inc (Class A).................          270
       400     *Robert Mondavi Corp (Class A).........       11,500
       900     Ruddick Corp...........................       12,933
       300     Russ Berrie & Co, Inc..................        8,418
       100     Sanderson Farms, Inc...................        1,650
       600     Schweitzer-Mauduit International,
                 Inc..................................       13,662
        30     Seaboard Corp..........................        6,296
       600     *Seminis, Inc (Class A)................        1,554
     1,300     Sensient Technologies Corp.............       26,624
       400     *Sharper Image Corp....................        8,024
       500     *Shop At Home, Inc.....................        1,185
       200     *Skechers U.S.A., Inc (Class A)........        1,610
       600     *Smart & Final, Inc....................        2,988
     1,400     *Stamps.com, Inc.......................        5,572
       300     Standard Commercial Corp...............        4,830
       200     *Steinway Musical Instruments, Inc.....        3,500
       300     Stepan Co..............................        8,337
       200     Tasty Baking Co........................        2,160
     1,000     *The Bombay Co, Inc....................        2,620
       400     Thomas Industries, Inc.................        9,880
       500     *Tractor Supply Co.....................       16,199
       700     *Trans World Entertainment Corp........        2,156
       500     *Triarc Cos, Inc.......................       11,325
       900     *Tuesday Morning Corp..................       16,975
     1,600     Tupperware Corp........................       26,000
       400     *Tweeter Home Entertainment Group,
                 Inc..................................        2,728
       800     *United Auto Group, Inc................        9,656
       400     *United Natural Foods, Inc.............        9,096
       900     Universal Corp.........................       30,204
       600     *Valuevision International, Inc (Class
                 A)...................................        6,252
       500     Vector Group Ltd.......................        6,355
       300     *Virbac Corp...........................        1,320
       400     Weis Markets, Inc......................       12,884
       300     *Whitehall Jewellers, Inc..............        2,595
       600     *Wild Oats Markets, Inc................        6,354

B-28
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
CONSUMER NON-CYCLICAL--(CONTINUED)
     1,500     *Yankee Candle Co, Inc.................  $    21,750
                                                        -----------
               TOTAL CONSUMER NON-CYCLICAL                1,006,936
                                                        -----------
ENERGY--3.59%
       600     *3TEC Energy Corp......................        8,196
       100     *Atwood Oceanics, Inc..................        2,885
       900     Berry Petroleum Co (Class A)...........       14,625
       800     Cabot Oil & Gas Corp (Class A).........       16,720
       500     *Cal Dive International, Inc...........       10,320
       300     CARBO Ceramics, Inc....................        9,960
     4,500     Chesapeake Energy Corp.................       29,115
       700     *Comstock Resources, Inc...............        5,215
       700     *Denbury Resources, Inc................        7,217
       900     *Dril-Quip, Inc........................       15,525
       200     *Encore Acquisition Co.................        2,914

   SHARES                                                  VALUE
   ------                                                  -----
       600     *Energy Partners Ltd...................  $     4,800
       700     *Evergreen Resources, Inc..............       28,140
       500     *Exploration Co Of Delaware, Inc.......        1,615
       900     Frontier Oil Corp......................       10,035
       800     Getty Realty Corp......................       14,968
     1,000     *Global Industries Ltd.................        4,210
     6,600     *Grey Wolf, Inc........................       23,430
       300     *Gulf Island Fabrication, Inc..........        3,042
     1,300     *Hanover Compressor Co.................       10,647
     1,300     *Harvest Natural Resources, Inc........        7,540
       400     Holly Corp.............................        6,060
       200     *Horizon Offshore, Inc.................          982
       400     *Houston Exploration Co................       11,820
       200     *Hydril Co.............................        5,134
     4,800     *Input/Output, Inc.....................       21,840
     2,900     *Key Energy Services, Inc..............       22,533
       200     Lufkin Industries, Inc.................        5,110
       400     *Magnum Hunter Resources, Inc..........        2,036
       600     *Maverick Tube Corp....................        5,214
     1,000     *Meridian Resource Corp................        2,000
       600     *Nuevo Energy Co.......................        7,800
       700     *Oceaneering International, Inc........       18,844
     2,300     *Parker Drilling Co....................        4,600
     1,000     Patina Oil & Gas Corp..................       27,700
       100     *Petroleum Helicopters (Vote)..........        2,652
     1,300     *Plains Resources, Inc.................       31,811
       300     *Prima Energy Corp.....................        6,696
       400     *Pure Resources, Inc...................        8,720
     1,900     *Range Resources Corp..................        8,246
       400     *Remington Oil & Gas Corp..............        5,684
       300     RPC, Inc...............................        2,835
       600     *Seacor Smit, Inc......................       23,550
       400     *Spinnaker Exploration Co..............       10,480
     1,100     St. Mary Land & Exploration Co.........       26,083
       700     *Stone Energy Corp.....................       22,330
     1,500     *Superior Energy Services, Inc.........       10,335
       500     *Swift Energy Co.......................        3,400
     1,300     *Tesoro Petroleum Corp.................        2,275
     1,200     *Tom Brown, Inc........................       26,724
       800     *Transmontaigne, Inc...................        3,000
       700     *Trico Marine Services, Inc............        2,086
     1,300     *Unit Corp.............................       23,075
       500     *Universal Compression Holdings, Inc...        7,995
       700     *Veritas DGC, Inc......................        6,370
     1,500     Vintage Petroleum, Inc.................       13,650
       200     *Westport Resources Corp...............        3,380
       500     *W-H Energy Services, Inc..............        8,200
       400     World Fuel Services Corp...............        8,164
                                                        -----------
               TOTAL ENERGY                                 640,533
                                                        -----------
FINANCIAL SERVICES--24.47%
       200     1st Source Corp........................        2,386
       300     ABC Bancorp............................        3,996
       400     Acadia Realty Trust....................        3,000
       700     Advanta Corp (Class A).................        6,503
       400     Alabama National Bancorp...............       17,600
       300     Alexandria Real Estate Equities, Inc...       11,967
       900     Alfa Corp..............................       11,466
       100     Allegiant Bancorp, Inc.................        1,674
       900     Amcore Financial, Inc..................       20,097
     1,000     American Capital Strategies Ltd........       18,440
       800     American Financial Holdings, Inc.......       23,968
       100     American National Bankshares, Inc......        2,645
     1,000     *American Physicians Capital, Inc......       15,930
     1,800     *Ameritrade Holding Corp...............        6,698
       400     AMLI Residential Properties Trust......        8,080
       500     Anchor Bancorp Wisconsin, Inc..........       10,000
       500     Anthracite Capital, Inc................        5,480
     2,600     Anworth Mortgage Asset Corp............       28,912
     2,000     Apex Mortgage Capital, Inc.............       18,180
       700     Argonaut Group, Inc....................       10,934
       300     Arrow Financial Corp...................        7,917
       300     Associated Estates Realty Corp.........        1,902
       200     Baldwin & Lyons, Inc (Class B).........        4,400
       300     *Banc Corp.............................        2,196
       200     Bancfirst Corp.........................       10,348
       300     Bank Mutual Corp.......................        6,381
       500     Bank Of Granite Corp...................        8,870
       400     BankAtlantic Bancorp, Inc (Class A)....        3,352
       600     *Bankunited Financial Corp (Class A)...        8,472
       400     Banner Corp............................        6,960
     1,400     *Bay View Capital Corp.................        7,756
       100     *Beazer Homes U.S.A., Inc..............        5,899
       400     Bedford Property Investors, Inc........        9,412
       400     Berkshire Hills Bancorp, Inc...........        9,300
       300     *BKF Capital Group, Inc................        5,466
       100     Boston Private Financial Holdings,
                 Inc..................................        1,873
       200     Bostonfed Bancorp, Inc.................        5,510
       200     Boykin Lodging Co......................        1,600
       800     Brandywine Realty Trust................       15,808
     2,400     Brookline Bancorp, Inc.................       27,360
       300     BSB Bancorp, Inc.......................        5,487
       200     California First National Bancorp......        2,478
       200     Camden National Corp...................        4,740
     1,300     Capital Automotive REIT................       30,550
       100     Capital City Bank Group, Inc...........        2,950
       100     Capitol Bancorp Ltd....................        1,717
       500     Capstead Mortgage Corp.................        9,550
       700     Cascade Bancorp........................        9,807
       900     Cash America International, Inc........        7,200
       700     Cathay Bancorp, Inc....................       23,100
       200     CB Bancshares, Inc.....................        7,540
       400     CBL & Associates Properties, Inc.......       14,380
       300     CCBT Financial Cos, Inc................        7,500
       100     *CCC Information Services Group, Inc...        1,688
       600     Centennial Bancorp.....................        4,968
       100     Center Trust, Inc......................          573
       300     *Central Coast Bancorp.................        5,340
       200     Century Bancorp, Inc (Class A).........        5,300
       500     *Ceres Group, Inc......................          635
       600     CFS Bancorp, Inc.......................        8,250
       100     Charter Financial Corp.................        2,658
       500     Charter Municipal Mortgage Acceptance
                 Co...................................        8,345
       300     Chateau Communities, Inc...............        6,897
       500     Chelsea Property Group, Inc............       15,690

                                                                            B-29
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
FINANCIAL SERVICES--(CONTINUED)
       700     Chemical Financial Corp................  $    20,139
       900     Chittenden Corp........................       24,660
       400     Citizens First Bancorp, Inc............        7,104
       500     *Citizens, Inc.........................        3,995
       300     City Bank..............................        8,214
       600     City Holding Co........................       14,370
       100     *Clark/Bardes, Inc.....................        1,614
       600     CNA Surety Corp........................        7,728
       200     Coastal Bancorp, Inc...................        5,500
       200     Coastal Financial Corp.................        2,720
       100     CoBiz, Inc.............................        1,598
       400     Colonial Properties Trust..............       13,604
       100     Columbia Bancorp.......................        1,827
       300     *Columbia Banking System, Inc..........        3,357
       900     Commerce Group, Inc....................       29,979


   SHARES                                                  VALUE
   ------                                                  -----
     1,700     Commercial Federal Corp................  $    35,275
     1,900     Commercial Net Lease Realty, Inc.......       29,830
       400     Commonwealth Bancorp, Inc..............       18,400
       300     Community Banks, Inc...................        7,899
     1,400     Community First Bankshares, Inc........       36,610
       400     Community Trust Bancorp, Inc...........       11,100
       200     *CompuCredit Corp......................        1,012
       400     Connecticut Bancshares, Inc............       14,212
     1,100     Cornerstone Realty Income Trust, Inc...        8,250
       400     Corporate Office Properties Trust......        5,236
       500     Correctional Properties Trust..........       10,020
       500     *Corrections Corp Of America...........        7,575
       600     Corus Bankshares, Inc..................       25,530
       300     CPB, Inc...............................       13,869
       500     Crawford & Co (Class B)................        3,140
       400     *Credit Acceptance Corp................        3,220
       800     Crown American Realty Trust............        6,856
       300     *CSK Auto Corp.........................        3,501
       500     CVB Financial Corp.....................       11,000
       500     Delphi Financial Group, Inc (Class
                 A)...................................       18,000
       800     Dime Community Bancshares..............       16,866
       800     East West Bancorp, Inc.................       24,688
       400     Eastgroup Properties, Inc..............        9,216
       500     *Electro Rent Corp.....................        4,625
       100     EMC Insurance Group, Inc...............        1,436
       600     Entertainment Properties Trust.........       12,588
       300     Equity One, Inc........................        3,720
       500     Essex Property Trust, Inc..............       23,400
     2,800     *Euronet Worldwide, Inc................       13,720
       400     F & M Bancorp..........................       12,508
       200     Farmers Capital Bank Corp..............        6,638
       400     FBL Financial Group, Inc (Class A).....        7,740
     1,500     FBR Asset Investment Corp..............       43,605
       100     *Federal Agricultural Mortgage Corp
                 (Class C)............................        2,765
       700     Federal Realty Investment Trust........       17,934
       300     FelCor Lodging Trust, Inc..............        3,225
       400     Fidelity Bankshares, Inc...............        7,160
       300     *Financial Federal Corp................        8,451
       200     Financial Industries Corp..............        2,822
       200     Financial Institutions, Inc............        5,460
       300     First Bancorp (North Carolina).........        6,768
     1,200     First Bancorp Puerto Rico..............       29,100
       100     *First Banks America, Inc..............        4,031
       400     First Busey Corp (Class A).............        9,076
       900     First Charter Corp.....................       14,715
       400     First Citizens Bancshares, Inc (Class
                 A)...................................       41,096
     1,900     First Commonwealth Financial Corp......       21,565
       200     First Community Bancorp................        5,670
       400     First Community Bancshares, Inc........       11,960
       200     First Defiance Financial Corp..........        3,300
       300     First Essex Bancorp, Inc...............       11,496
       500     First Federal Capital Corp.............        9,365
       700     First Financial Bancorp................       12,530
       500     First Financial Bankshares, Inc........       17,870
       300     First Financial Corp (Indiana).........       15,147
       500     First Financial Holdings, Inc..........       13,640
       300     First Indiana Corp.....................        5,157
       100     First Merchants Corp...................        2,272
       300     First National Corp....................        7,125
       300     First Niagara Financial Group, Inc.....        9,420
       200     First Oak Brook Bancshares, Inc........        6,040
       100     First Of Long Island Corp..............        3,121
       400     First Place Financial Corp.............        5,744
       700     *First Republic Bank...................       12,880
       500     First Sentinel Bancorp, Inc............        6,465
       100     First South Bancorp, Inc...............        3,400
       100     First State Bancorp....................        2,442
       700     *FirstFed Financial Corp...............       17,969
     1,500     Flagstar Bancorp, Inc..................       29,925
       300     Flushing Financial Corp................        4,854
       200     FNB Corp (Virginia)....................        6,088
       300     *FPIC Insurance Group, Inc.............        1,980
       100     Franklin Financial Corp................        2,424
     6,100     Fremont General Corp...................       28,121
     2,000     *Friedman, Billings, Ramsey Group,
                 Inc..................................       18,760
       600     Frontier Financial Corp................       15,354
       200     *Gabelli Asset Management, Inc (Class
                 A)...................................        5,880
       900     Gables Residential Trust...............       20,961
     2,500     *Gartner, Inc (Class A)................       16,900
       100     GBC Bancorp............................        1,868
       400     German American Bancorp................        6,240
       600     Glacier Bancorp, Inc...................       12,372
       300     Gladstone Capital Corp.................        4,530
       600     Glenborough Realty Trust, Inc..........       11,340
       400     Glimcher Realty Trust..................        6,804
     1,100     Gold Banc Corp, Inc....................        9,724
       200     Granite State Bankshares, Inc..........        6,276
       400     Great American Financial Resources,
                 Inc..................................        6,000
       400     Great Lakes REIT, Inc..................        6,816
       200     Great Southern Bancorp, Inc............        7,266
       500     Hancock Holding Co.....................       23,095
       200     *Hanmi Financial Corp..................        3,000
       800     Harbor Florida Bancshares, Inc.........       17,088
       700     Harleysville Group, Inc................       17,913
       700     Harleysville National Corp.............       16,548
       200     *Hawthorne Financial Corp..............        5,190
     1,400     Health Care REIT, Inc..................       36,400
     1,800     Healthcare Realty Trust, Inc...........       52,380
       400     Heritage Property Investment Trust.....        9,396
       600     Hilb, Rogal & Hamilton Co..............       25,500
       900     Home Properties Of New York, Inc.......       27,594
       800     *Homestore, Inc........................          288
     1,600     Hooper Holmes, Inc.....................        9,632
     1,000     Horace Mann Educators Corp.............       14,470
     4,400     HRPT Properties Trust..................       35,860
       700     Hudson River Bancorp, Inc..............       15,225
       400     Humboldt Bancorp.......................        4,375
       200     IBERIABANK Corp........................        7,392
     1,000     IMPAC Mortgage Holdings, Inc...........       10,170
       100     Independence Holding Co................        2,094
       400     Independent Bank Corp
                 (Massachusetts)......................        8,400
       525     Independent Bank Corp (Michigan).......       16,616
       200     *Insurance Auto Auctions, Inc..........        2,974
       600     Integra Bank Corp......................        9,630


B-30
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
FINANCIAL SERVICES--(CONTINUED)
       200     Interchange Financial Services Cp......  $     3,380
       800     International Bancshares Corp..........       29,184
       700     Investors Real Estate Trust............        7,140
     1,000     IRT Property Co........................       11,180
       200     Irwin Financial Corp...................        2,998
       100     *Itla Capital Corp.....................        2,700
     1,300     *ITT Educational Services, Inc.........       21,086
     1,100     JDN Realty Corp........................       11,550
       400     Jefferies Group, Inc...................       14,540
       800     *Jones Lang LaSalle, Inc...............       15,552
       200     Kansas City Life Insurance Co..........        7,552
     1,200     Keystone Property Trust................       19,872
       700     Kilroy Realty Corp.....................       14,875
     3,300     *Knight Trading Group, Inc.............       14,124
       600     Koger Equity, Inc......................        9,630

   SHARES                                                  VALUE
   ------                                                  -----
       600     Kramont Realty Trust...................  $     7,794
     3,500     *La Quinta Corp........................       16,450
       200     Lakeland Bancorp, Inc..................        3,398
       300     Lakeland Financial Corp................        7,197
     1,800     Landamerica Financial Group, Inc.......       55,890
       100     Leeds Federal Bankshares, Inc..........        3,162
       500     *LendingTree, Inc......................        6,755
       900     Lexington Corporate Properties Trust...       14,085
       600     Liberty Corp...........................       21,210
       600     LNR Property Corp......................       20,760
       700     *Local Financial Corp..................        9,800
       300     LSB Bancshares, Inc....................        4,302
       200     LTC Properties, Inc....................        1,644
     1,200     Macerich Co............................       34,500
       900     MAF Bancorp, Inc.......................       27,810
       200     Main Street Banks, Inc.................        3,580
       200     MainSource Financial Group, Inc........        4,652
       500     Manufactured Home Communities, Inc.....       14,625
       200     Marshall & Ilsley Corp.................        5,394
       200     MASSBANK Corp..........................        5,720
       100     MB Financial, Inc......................        3,408
       700     MCG Capital Corp.......................        9,107
       400     Medford Bancorp, Inc...................       13,996
       100     *MEEMIC Holdings, Inc..................        2,880
       100     Merchants Bancshares, Inc..............        2,250
       600     Meristar Hospitality Corp..............        4,500
       100     *Meritage Corp.........................        3,250
       900     Metris Cos, Inc........................        1,557
     1,300     MFA Mortgage Investments, Inc..........       10,049
       400     Mid Atlantic Realty Trust..............        6,160
       500     Mid-America Apartment Communities,
                 Inc..................................       11,615
       300     Midland Co.............................        5,316
       500     Mid-State Bancshares...................        8,155
       400     Midwest Banc Holdings, Inc.............        7,560
       700     Mills Corp.............................       19,670
       300     Mission West Properties, Inc...........        3,045
       100     Nara Bancorp, Inc......................        1,750
       200     NASB Financial, Inc....................        4,402
       700     National Health Investors, Inc.........       10,080
       100     National Health Realty, Inc............        1,420
       300     National Penn Bancshares, Inc..........        7,367
       100     *National Western Life Insurance Co
                 (Class A)............................        9,325
     1,800     Nationwide Health Properties, Inc......       29,070
       200     *Navigators Group, Inc.................        4,000
       200     NBC Capital Corp.......................        4,990
       700     NBT Bancorp, Inc.......................       11,851
       600     *NetBank, Inc..........................        5,609
     1,800     New Century Financial Corp.............       32,400
       300     Northwest Bancorp, Inc.................        3,870
       900     Novastar Financial, Inc................       18,450
       100     *NYMAGIC, Inc..........................        1,471
       800     OceanFirst Financial Corp..............       15,200
       800     *Ocwen Financial Corp..................        2,320
       300     Odyssey Re Holdings Corp...............        5,355
     1,600     *Ohio Casualty Corp....................       26,752
       300     Old Second Bancorp, Inc................       11,697
       200     Omega Financial Corp...................        6,804
       500     Oriental Financial Group, Inc..........       10,270
     1,100     Pacific Capital Bancorp................       27,500
       600     Pacific Northwest Bancorp..............       14,688
       400     *Pacific Union Bank....................        4,616
     1,300     Pan Pacific Retail Properties, Inc.....       42,731
       200     Parkvale Financial Corp................        4,676
       300     Parkway Properties, Inc................        9,630
       200     Partners Trust Financial Group, Inc....        2,670
       100     Peapack Gladstone Financial Corp.......        6,100
       100     Pennfed Financial Services, Inc........        2,525
       300     Pennrock Financial Services Corp.......        8,280
       500     Pennsylvania Real Estate Investment
                 Trust................................       11,860
       300     Peoples Bancorp, Inc...................        7,575
       200     Peoples Holding Co.....................        8,148
       400     PFF Bancorp, Inc.......................       10,960
       300     *Philadelphia Consolidated Holding
                 Corp.................................        8,073
       200     *Pico Holdings, Inc....................        1,774
       600     PMA Capital Corp (Class A).............        8,454
       800     Port Financial Corp....................       30,288
     1,200     Post Properties, Inc...................       29,028
     1,100     Prentiss Properties Trust..............       29,205
       600     Presidential Life Corp.................        7,219
       200     PrivateBancorp, Inc....................        6,336
       300     *ProAssurance Corp.....................        5,010
       400     Prosperity Bancshares, Inc.............        6,624
       100     Provident Bancorp, Inc.................        2,818
       700     Provident Bankshares Corp..............       14,098
       400     PS Business Parks, Inc.................       12,800
       100     *Quaker City Bancorp, Inc..............        3,583
       100     R & G Financial Corp (Class B).........        2,148
     2,000     RAIT Investment Trust..................       39,200
       200     Ramco-Gershenson Properties............        3,602
       600     Realty Income Corp.....................       19,284
       500     Redwood Trust, Inc.....................       13,025
     1,500     Republic Bancorp, Inc..................       18,855
       200     Republic Bancorp, Inc (Kentucky) (Class
                 A)...................................        2,220
       200     *Republic Bancshares, Inc..............        3,860
       500     Resource America, Inc (Class A)........        4,155
       900     RFS Hotel Investors, Inc...............        9,450
       300     Riggs National Corp....................        4,056
       400     RLI Corp...............................       21,040
       200     Royal Bancshares Of Pennsylvania (Class
                 A)...................................        3,628
       900     S & T Bancorp, Inc.....................       24,127
       200     S.Y. Bancorp, Inc......................        6,998
       300     Sandy Spring Bancorp, Inc..............        8,736
       400     Santander Bancorp......................        4,864
       300     Saul Centers, Inc......................        6,915
       800     *Saxon Capital, Inc....................        8,080
       400     Seacoast Banking Corp Of Florida.......        6,920
       700     Seacoast Financial Services Corp.......       14,029
       300     Second Bancorp, Inc....................        7,635
       800     Selective Insurance Group, Inc.........       16,834
     1,600     Senior Housing Properties Trust........       16,320
       300     Simmons First National Corp (Class
                 A)...................................       10,950
       300     Sizeler Property Investors.............        2,895
       146     Sky Financial Group, Inc...............        2,773
       900     SL Green Realty Corp...................       25,956

                                                                            B-31
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------


   SHARES                                                  VALUE
   ------                                                  -----
FINANCIAL SERVICES--(CONTINUED)
     1,100     *SoundView Technology Group, Inc.......  $     1,232
     1,200     South Financial Group, Inc.............       24,372
       900     *Southwest Bancorp Of Texas, Inc.......       24,786
       200     Southwest Bancorp, Inc.................        4,286
       500     Sovran Self Storage, Inc...............       14,175
       300     St. Francis Capital Corp...............        6,795
       300     State Auto Financial Corp..............        4,635
       200     State Bancorp, Inc.....................        3,476
     2,100     Staten Island Bancorp, Inc.............       32,340
       100     Sterling Bancorp.......................        2,777
       700     Sterling Bancshares, Inc...............        7,736
       500     Sterling Financial Corp
                 (Pennsylvania).......................       12,445
       300     *Sterling Financial Corp (Spokane).....        5,486
       600     *Stewart Information Services Corp.....       12,108
       500     Suffolk Bancorp........................       15,750
       100     Summit Bancshares, Inc.................        2,030
       600     Summit Properties, Inc.................       10,488
       100     Sun Bancorp, Inc (Pennsylvania)........        2,094
       100     *Sun Bancorp, Inc (New Jersey).........        1,330
       500     Sun Communities, Inc...................       17,240
       300     Superior Financial Corp................        5,670
     1,200     Susquehanna Bancshares, Inc............       25,920
       200     SWS Group, Inc.........................        2,140
       200     *Syntroleum Corp.......................          304
     2,200     Taubman Centers, Inc...................       29,172
       800     Texas Regional Bancshares, Inc (Class
                 A)...................................       26,000
     2,700     Thornburg Mortgage, Inc................       48,196
       200     Tompkins Trustco, Inc..................        8,280
       400     Town & Country Trust...................        7,720
       200     *Trammell Crow Co......................        1,902
       100     *Transcontinental Realty Investors,
                 Inc..................................        1,688
       300     *Triad Guaranty, Inc...................        9,960
       200     Trico Bancshares.......................        4,586
       700     Troy Financial Corp....................       18,319
       600     Trust Co Of New Jersey.................       14,118
     2,100     Trustco Bank Corp NY...................       21,189
       600     U.S. Restaurant Properties, Inc........        7,728
       400     U.S.B. Holding Co, Inc.................        7,068
       200     UCBH Holdings, Inc.....................        7,834
     2,500     *UICI..................................       38,625
       600     UMB Financial Corp.....................       22,608
       500     Umpqua Holdings Corp...................        7,210
       300     *Union Acceptance Corp (Class A).......        1,065
       300     Union Bankshares Corp..................        7,065
     1,300     United Bankshares, Inc.................       36,543
       500     United Community Banks, Inc............       11,600
       900     United Community Financial Corp........        7,695
       300     United Fire & Casualty Co..............       10,074
       600     United National Bancorp................       12,588
       700     *Universal American Financial Corp.....        3,143
       400     Universal Health Realty Income Trust...        9,820
       800     Unizan Financial Corp..................       15,400
       100     Urstadt Biddle Properties, Inc (Class
                 A)...................................        1,130
       100     Value Line, Inc........................        3,887
     1,100     Vesta Insurance Group, Inc.............        2,431
       100     *VIB Corp..............................        1,497
       200     Virginia Financial Group, Inc..........        6,058
     1,400     W Holding Co, Inc......................       24,640
       200     Warwick Community Bancorp..............        5,344
     1,300     Washington Real Estate Investment
                 Trust................................       31,395
       300     Washington Trust Bancorp, Inc..........        5,739
     1,100     Waypoint Financial Corp................       18,988
       100     *Wellsford Real Properties, Inc........        1,538
       300     Wesbanco, Inc..........................        6,030



   SHARES                                                  VALUE
   ------                                                  -----
       500     West Coast Bancorp.....................  $     7,500
       400     Westcorp...............................        7,404
       100     Westfield Financial, Inc...............        1,454
       300     *WFS Financial, Inc....................        5,322
       500     Willow Grove Bancorp, Inc..............        5,875
       500     Winston Hotels, Inc....................        3,335
       300     Wintrust Financial Corp................        8,958
       500     *World Acceptance Corp.................        3,560
       400     WSFS Financial Corp....................       11,400
     9,600     *Wyndham International, Inc (Class
                 A)...................................        2,880
       200     Yardville National Bancorp.............        3,384
       200     Zenith National Insurance Corp.........        5,560
                                                        -----------
               TOTAL FINANCIAL SERVICES                   4,361,675
                                                        -----------
HEALTH CARE--13.45%
       300     *aaiPharma, Inc........................        3,153
     2,700     *Abgenix, Inc..........................       18,522
     3,400     *Adolor Corp...........................       47,124
       100     *Advanced Neuromodulation Systems,
                 Inc..................................        3,641
     1,400     (b)*Advanced Tissue Sciences, Inc......          111
       200     *Advisory Board Co/The.................        5,540
       800     *Alaris Medical, Inc...................        4,000
       600     *Albany Molecular Research, Inc........        8,797
     1,500     *Alderwoods Group, Inc.................        9,375
     1,500     *Alexion Pharmaceuticals, Inc..........       18,030
     1,600     *Alkermes, Inc.........................       12,736
       300     *Alliance Imaging, Inc.................        3,720
       500     *Allos Therapeutics, Inc...............        4,375
       500     Alpharma, Inc (Class A)................        3,415
       300     *American Healthways, Inc..............        5,184
       600     *American Medical Security Group,
                 Inc..................................        8,418
       700     *American Medical Systems Holdings,
                 Inc..................................       13,643
       200     *American Pharmaceutical Partners,
                 Inc..................................        3,598
       400     *AMERIGROUP Corp.......................       12,260
       500     *Ameripath, Inc........................        6,505
       300     *Amsurg Corp...........................        9,075
     1,400     *Amylin Pharmaceuticals, Inc...........       23,730
     1,200     *Antigenics, Inc.......................        8,496
       200     *Aphton Corp...........................          410
     2,100     *Applera Corp (Celera Genomics
                 Group)...............................       15,645
       500     *Applied Molecular Evolution...........        1,500
     1,200     *Apria Healthcare Group, Inc...........       27,504
       600     *Arena Pharmaceuticals, Inc............        3,306
       600     *Arqule, Inc...........................        2,430
       400     *Array Biopharma, Inc..................        2,600
       400     Arrow International, Inc...............       13,012
       700     *Arthrocare Corp.......................        7,119
       800     *Atherogenics, Inc.....................        5,344
       600     *Atrix Laboratories, Inc...............        9,510
     1,800     *AVANIR Pharmaceuticals (Class A)......        1,764
       300     *Avigen, Inc...........................        2,163
       400     *Benthley Pharmaceuticals, Inc.........        2,792
     3,000     *Beverly Enterprises, Inc..............        6,240
       700     *BioMarin Pharmaceutical, Inc..........        4,046
       300     *Biopure Corp..........................        1,400
       600     *Bio-Rad Laboratories, Inc (Class A)...       23,160
       200     *Bio-Reference Labs, Inc...............        1,340
       200     *Bioreliance Corp......................        4,566
       400     *Biosite, Inc..........................       11,064
     1,800     *Bio-Technology General Corp...........        4,248
       300     *Bradley Pharmaceuticals, Inc..........        2,508
       400     *Britesmile, Inc.......................          360
       300     *Bruker AXS, Inc.......................          750
     1,200     *Caliper Technologies Corp.............        4,260
       400     *Cantel Medical Corp...................        4,324


B-32
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
HEALTH CARE--(CONTINUED)
       600     *Cardiodynamics International Corp.....  $     1,740
       700     *Cell Genesys, Inc.....................        7,938
     1,000     *Cell Therapeutics, Inc................        4,540
       100     *Centene Corp..........................        2,651
       400     *Cepheid, Inc..........................        1,564
     1,300     *Cerus Corp............................       16,809
       100     *Chattem, Inc..........................        4,299
       100     *Cholestech Corp.......................          620
       500     *Cima Labs, Inc........................       11,095
       600     *Ciphergen Biosystems, Inc.............        1,830
       100     *Closure Medical Corp..................          803
       400     *Cobalt Corp...........................        6,596
       900     *Coherent, Inc.........................       15,167
     1,800     *Columbia Laboratories, Inc............        5,850
       200     *Computer Programs & Systems, Inc......        4,314

   SHARES                                                  VALUE
   ------                                                  -----
       400     *Conceptus, Inc........................  $     6,036
       700     *Conmed Corp...........................       14,659
       900     *Connetics Corp........................        9,691
       600     Cooper Cos, Inc........................       33,468
     1,400     *Corixa Corp...........................        9,660
       500     *Corvel Corp...........................       15,005
     2,100     *Covance, Inc..........................       40,761
     1,000     *Cross County, Inc.....................       10,880
       800     *Cubist Pharmaceuticals, Inc...........        4,800
     3,800     *CuraGen Corp..........................       13,148
       100     *Curative Health Services, Inc.........        1,140
     1,100     *CV Therapeutics, Inc..................       22,330
       400     *Cyberonics, Inc.......................        6,868
       500     Datascope Corp.........................       12,500
       200     *Deltagen, Inc.........................          174
       700     *Dendrite International, Inc...........        4,319
       200     *Dianon Systems, Inc...................        7,434
       500     *Discovery Partners International,
                 Inc..................................        1,375
       700     *Diversa Corp..........................        5,705
       200     *DJ Orthopedics, Inc...................          710
     1,100     *Durect Corp...........................        4,147
       400     *DVI, Inc..............................        2,008
       100     *Dynacq International, Inc.............        1,320
     1,000     *Eclipsys Corp.........................        6,350
       800     *Embrex, Inc...........................        8,840
       600     *Endo Pharmaceuticals Holdings, Inc....        5,286
       100     *Endocare, Inc.........................        1,232
       500     *Enzo Biochem, Inc.....................        7,375
     1,300     *Enzon, Inc............................       21,320
       400     *Eon Labs, Inc.........................        8,724
       400     *EPIX Medical, Inc.....................        1,980
       300     *Esperion Therapeutics, Inc............        1,605
       500     *Exact Sciences Corp...................        6,955
       800     *Gene Logic, Inc.......................        5,064
       300     *Genencor International, Inc...........        2,622
     1,200     *Genesis Health Ventures, Inc..........       15,348
     1,300     *Genta, Inc............................        9,061
     1,100     *Genzyme Corp (Biosurgery Division)....        2,585
     1,200     *Geron Corp............................        4,452
       700     *Guilford Pharmaceuticals, Inc.........        2,842
       500     *Haemonetics Corp......................        9,505
       600     *Hanger Orthopedic Group, Inc..........        9,210
       500     *Harvard Bioscience, Inc...............        1,495
       200     *Healthcare Services Group.............        2,680
       500     *HealthExtras, Inc.....................        1,945
       900     *HealthTronics Surgical Services,
                 Inc..................................        8,622
       100     *Hologic, Inc..........................        1,115
       400     *ICU Medical, Inc......................       13,180
     1,100     *Idexx Laboratories, Inc...............       33,000
       300     *IDX Systems Corp......................        3,810
       300     *Igen International, Inc...............        8,919
       700     *Ilex Oncology, Inc....................        2,814
       900     *Illumina, Inc.........................        3,375
       400     *I-many, Inc...........................          476
     4,300     *ImClone Systems, Inc..................       30,311
       300     *Immucor, Inc..........................        5,581
     1,200     *Immunogen, Inc........................        3,408
     1,200     Immunomedics, Inc......................        6,636
       600     *Impath, Inc...........................        7,518
     1,000     *Impax Laboratories, Inc...............        4,900
       500     *Inamed Corp...........................       10,865
     2,000     *Incyte Genomics, Inc..................        6,302
     5,300     *Inhale Therapeutic Systems, Inc.......       28,567
       600     *Integra LifeSciences Holding..........        9,678
       800     *Integrated Silicon Solution, Inc......        2,480
       900     *InterMune, Inc........................       29,106
       900     *Intuitive Surgical, Inc...............        6,705
       900     Invacare Corp..........................       27,864
       200     *Inverness Medical Innovations, Inc....        1,804
       300     *Isis Pharmaceuticals, Inc.............        2,607
       300     *Kendle International, Inc.............        2,082
       500     *Kensey Nash Corp......................        7,300
       800     *Kindred Healthcare, Inc...............       12,672
       500     *Kosan Biosciences, Inc................        2,985
       700     *KV Pharmaceutical Co (Class A)........       11,802
       100     *Kyphon, Inc...........................        1,116
       100     *LabOne, Inc...........................        1,680
       200     Landauer, Inc..........................        6,698
     1,000     *Lexicon Genetics, Inc.................        4,000
       300     *Lifecore Biomedical, Inc..............        1,626
       400     *Ligand Pharmaceuticals, Inc (Class
                 B)...................................        2,700
       200     *Luminex Corp..........................        1,314
       700     *Magellan Health Services, Inc.........           28
       200     *Martek Biosciences Corp...............        3,174
       100     *Matria Healthcare, Inc................          889
       700     *MAXIMUS, Inc..........................       12,950
       900     *Maxygen, Inc..........................        5,427
     2,100     *Medarex, Inc..........................        6,279
       200     *Medcath Corp..........................        2,186
       300     *Medical Staffing Network Holdings,
                 Inc..................................        3,486
       300     *Medicines Co..........................        3,000
       400     *MedQuist, Inc.........................        7,140
       600     *MedSource Technologies, Inc...........        4,500
       900     Mentor Corp............................       30,359
       200     *Meridian Medical Technologies, Inc....        7,146
       100     *Merit Medical Systems, Inc............        2,125
       200     *MGI Pharma, Inc.......................        1,190
       500     *MIM Corp..............................        2,823
       600     *Molecular Devices Corp................        7,758
       100     *Mright Medical Group, Inc.............        1,892
     1,200     *Mykrolis Corp.........................        4,752
       700     *Myriad Genetics, Inc..................       10,689
     1,200     *Nabi Biopharmaceuticals...............        6,469
       300     *Napro Biotherapeutics, Inc............          348
       800     *Nastech Pharmaceutical Co.............        6,383
       200     *National Healthcare Corp..............        3,470
       700     *Neoforma, Inc.........................        5,663
       300     *Neose Technologies, Inc...............        1,839
       300     *Neurocrine Biosciences, Inc...........       11,997
       400     *Neurogen Corp.........................        2,732
       400     *Noven Pharmaceuticals, Inc............        5,220
     2,200     *NPS Pharmaceuticals, Inc..............       53,244
       600     *Ocular Sciences, Inc..................       12,402
       300     *Odyssey HealthCare, Inc...............       10,395

                                                                            B-33
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
HEALTH CARE--(CONTINUED)
       300     *On Assignment, Inc....................  $     1,785
       400     *Onyx Pharmaceuticals, Inc.............        1,580
     1,000     *Orthologic Corp.......................        3,340
     2,400     *OSI Pharmaceuticals, Inc..............       35,352
     1,000     Owens & Minor, Inc.....................       14,400
       900     *Pacificare Health Systems, Inc........       22,302
       500     *Pain Therapeutics, Inc................        2,325
       700     *Parexel International Corp............        6,041
       200     *PDI, Inc..............................          824
       800     *Pediatrix Medical Group, Inc..........       26,328
     2,900     *Peregrine Pharmaceuticals, Inc........        1,218
       600     *Per-Se Technologies, Inc..............        5,544
       500     *Pharmaceutical Resources, Inc.........       12,805
       500     *Pharmacopeia, Inc.....................        4,320
       300     *PolyMedica Corp.......................        7,980
       400     *Possis Medical, Inc...................        4,136
       200     *PracticeWorks, Inc....................        2,410
     2,200     *Praecis Pharmaceuticals, Inc..........        5,610
       400     *Prime Medical Services, Inc...........        3,560
       700     *Priority Healthcare Corp (Class B)....       16,772
       200     *Progenics Pharmaceuticals.............        1,040
     2,700     *Protein Design Labs, Inc..............       21,384
     1,600     *Province Healthcare Co................       29,904
       100     *Proxymed, Inc.........................        1,465
     2,200     *PSS World Medical, Inc................       15,983
       200     *QMed, Inc.............................        1,256
     2,700     *Quadramed Corp........................        3,510
       800     *Quidel Corp...........................        1,824
     1,000     *Radiologix, Inc.......................        5,610
     1,600     *Regeneron Pharmaceuticals, Inc........       20,576
       500     *RehabCare Group, Inc..................       10,690
       900     *Res-Care, Inc.........................        4,491
     1,100     *Resmed, Inc...........................       33,297
     1,100     *Respironics, Inc......................       34,375
       800     *Rigel Pharmaceuticals, Inc............        1,416
     1,600     *Sangamo Biosciences, Inc..............        2,496
       800     *Sangstat Medical Corp.................       17,200
     1,400     *Scios, Inc............................       37,366
     1,000     *Seattle Genetics, Inc.................        2,960
       500     *Select Medical Corp...................        6,250
     2,100     *Sepracor, Inc.........................       11,655
       800     *Serologicals Corp.....................       10,000
     9,400     *Service Corp International............       28,200
     1,100     *Sierra Health Services, Inc...........       20,020


   SHARES                                                  VALUE
   ------                                                  -----
       300     *Sola International, Inc...............  $     2,667
       300     *Sonic Innovations, Inc................        1,257
     1,100     *Stericycle, Inc.......................       37,479
     2,900     *Stewart Enterprises, Inc (Class A)....       13,630
       500     *Sunrise Assisted Living, Inc..........       10,375
       900     *SuperGen, Inc.........................        1,404
       500     *SurModics, Inc........................       15,855
     1,100     *Sybron Dental Specialties, Inc........       15,026
       600     *Syncor International Corp.............       20,622
     2,100     *Tanox, Inc............................       21,000
     1,300     *Techne Corp...........................       40,907
       800     *Telik, Inc............................       10,280
       500     *Texas Biotechnology Corp..............        1,085
       900     *Theragenics Corp......................        3,303
       700     *Therasense, Inc.......................        3,612
     1,200     *Thoratec Corp.........................        7,680
     1,000     *Transkaryotic Therapies, Inc..........       12,450
       500     *Triangle Pharmaceuticals, Inc.........        1,240
       800     *Trimeris, Inc.........................       36,480
     1,200     *Tularik, Inc..........................        8,340
     3,500     *U.S. Oncology, Inc....................       30,380
     1,500     *U.S. Physical Therapy, Inc............       14,565
       700     *Umilab Corp...........................       14,833
       500     *United Surgical Partners
                 International, Inc...................       10,964
       800     *United Therapeutics Corp..............       11,360
       400     *Urologix, Inc.........................        1,080
     1,000     *Varian, Inc...........................       27,512
       500     *VCA Antech, Inc.......................        7,025
       600     *Ventana Medical Systems, Inc..........        9,600
     1,700     Ventas, Inc............................       18,615
     1,500     *Versicor, Inc.........................       12,960
       800     *Viasys Healthcare, Inc................       11,920
       600     *Vical, Inc............................        1,884
     1,500     *Visx, Inc.............................       12,060
       300     Vital Signs, Inc.......................        9,253
     1,300     *VitalWorks, Inc.......................        9,372
     1,000     *Vivus, Inc............................        3,990
       100     *Watson Wyatt & Co Holdings............        1,837
       500     X-Rite, Inc............................        3,945
       200     *Young Innovations, Inc................        4,698
       300     *Zoll Medical Corp.....................       10,230
       300     *Zymogenetics, Inc.....................        2,028
                                                        -----------
               TOTAL HEALTH CARE                          2,397,219
                                                        -----------
OTHER--4.30%
       100     *4Kids Entertainment, Inc..............        2,727
     1,100     ABM Industries, Inc....................       14,883
     1,300     Acuity Brands, Inc.....................       16,263
       200     *Administaff, Inc......................        1,030
       600     *Advo, Inc.............................       17,070
     1,200     Alexander & Baldwin, Inc...............       25,836
     1,100     Banta Corp.............................       38,170
       400     *Bell Microproducts, Inc...............        1,578
       700     Brady Corp (Class A)...................       22,232
       400     *Bright Horizons Family Solutions,
                 Inc..................................       10,644
       600     *CDI Corp..............................       15,450
       400     Central Parking Corp...................        8,360
     3,000     *Century Business Services, Inc........        7,350
       200     *Charles River Associates, Inc.........        2,576
     1,300     *Corinthian Colleges, Inc..............       49,075
     1,300     *Corporate Executive Board Co..........       38,493
       300     *CoStar Group, Inc.....................        4,962
       100     Courier Corp...........................        3,748
       900     Curtiss-Wright Corp....................       49,635
       200     *Daisytek International Corp...........        2,320
       300     Ennis Business Forms, Inc..............        3,720
       400     *ESCO Technologies, Inc................       13,300
       900     *Exult, Inc............................        2,457
     1,100     *Fidelity National Information
                 Solutions, Inc.......................       18,337
       500     *First Consulting Group, Inc...........        2,810
       200     *Forrester Research, Inc...............        2,560
       200     *General Binding Corp..................        2,330
       200     Gentiva Health Services, Inc...........        1,478
       300     Hall Kinion & Associates, Inc..........        1,650
       900     Harland (John H.) Co...................       21,150
       500     *Heidrick & Struggles International,
                 Inc..................................        6,866
       200     *ICT Group, Inc........................        3,818
       800     *infoUSA, Inc..........................        2,648
       400     *Invision Technologies, Inc............       12,180
       200     *Itron, Inc............................        3,370
       500     Kelly Services, Inc (Class A)..........       10,150
       800     *Korn/Ferry International..............        6,440
     1,500     *Labor Ready, Inc......................        9,825
       100     *Lifeline Systems, Inc.................        2,000
       200     Matthews International Corp (Class
                 A)...................................        4,756


B-34
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
OTHER--(CONTINUED)
       400     McGrath RentCorp.......................  $     8,400
       400     *Memberworks, Inc......................        6,676
     2,800     *MPS Group, Inc........................       12,880
       100     *MSC.Software Corp.....................          482
     1,800     *Navigant Consulting, Inc..............        7,794
       700     *NCO Group, Inc........................        7,553
       500     New England Business Services, Inc.....       11,200
       700     *Offshore Logistics, Inc...............       12,614
     1,400     *Pre-Paid Legal Services, Inc..........       26,110
       100     *ProQuest Co...........................        2,825
       400     *Protection One, Inc...................        1,120
     1,100     *R.H. Donnelley Corp...................       28,325
       100     *Remedytemp, Inc (Class A).............        1,469
     1,400     *Rent-Way, Inc.........................        3,710
       400     *Right Management Consultants..........        8,996
       500     Rollins, Inc...........................        9,900
       400     *School Specialty, Inc.................       10,204
     1,800     *Spherion Corp.........................       10,242
       500     Standard Register Co...................       12,250
       300     Standex International Corp.............        5,820
       300     *Startek, Inc..........................        6,624
       500     Strayer Education, Inc.................       25,040
     1,800     *Symyx Technologies, Inc...............       18,270
       500     Talx Corp..............................        6,705
       100     *Tejon Ranch Co........................        2,435
     1,200     *TeleTech Holdings, Inc................        7,344
     2,000     *U.S. Industries, Inc..................        3,700
       300     Unifirst Corp..........................        6,663
       900     *United Stationers, Inc................       24,923
       200     *Wackenhut Corrections Corp............        2,134
       800     Walter Industries, Inc.................        9,216
                                                        -----------
               TOTAL OTHER                                  765,871
                                                        -----------
PRODUCER DURABLES--4.95%
     1,000     *Active Power, Inc.....................        1,950

   SHARES                                                  VALUE
   ------                                                  -----
     1,100     *Actuant Corp..........................  $    38,170
       300     Alamo Group, Inc.......................        3,525
       500     American States Water Co...............       12,565
     1,000     Ametek, Inc............................       28,770
       600     Applied Industrial Technologies, Inc...       10,260
       500     *Astec Industries, Inc.................        4,925
       900     Baldor Electric Co.....................       17,334
       800     Briggs & Stratton Corp.................       26,464
       500     California Water Service Group.........       12,250
     3,600     *Capstone Turbine Corp.................        2,520
       500     *Casella Waste Systems, Inc (Class
                 A)...................................        2,685
       300     CIRCOR International, Inc..............        3,720
       800     *Coinstar, Inc.........................       21,680
     1,000     *Columbus Mckinnon Corp................        5,030
       500     *Consolidated Graphics, Inc............        7,675
       200     *CTB International Corp................        2,542
       700     *Cuno, Inc.............................       21,875
     1,500     *Dycom Industries, Inc.................       14,400
     1,400     Federal Signal Corp....................       24,024
       900     *Flow International Corp...............        2,430
       300     Franklin Electric Co, Inc..............       12,747
       800     *FuelCell Energy, Inc..................        4,272
       300     *Gardner Denver, Inc...................        4,500
       500     *Genlyte Group, Inc....................       18,650
       700     *Global Power Equipment Group, Inc.....        2,856
       200     Gorman-Rupp Co.........................        4,340
       900     *Graphic Packaging International
                 Corp.................................        6,714
       800     *Headwaters, Inc.......................       12,024
       600     IDEX Corp..............................       17,334
       500     *Imagistics International, Inc.........        7,775
       400     *Ionics, Inc...........................        8,368
     1,300     JLG Industries, Inc....................        9,867
     1,300     *Joy Global, Inc.......................       10,673
       200     *Kadant, Inc...........................        2,650
       800     Kaydon Corp............................       14,152
       400     Kennametal, Inc........................       12,676
       200     Lawson Products, Inc...................        5,580
     1,000     Lincoln Electric Holdings, Inc.........       21,980
       100     Lindsay Manufacturing Co...............        2,385
       600     *Littelfuse, Inc.......................        9,036
       400     *Magna Entertainment Corp (Class A)....        2,028
        45     Magna International, Inc (Class A).....        3,803
       200     *Magnetek, Inc.........................          744
       700     Manitowoc Co, Inc......................       17,948
       900     Milacron, Inc..........................        3,195
       200     Mine Safety Appliances Co..............        7,320
       300     Nacco Industries, Inc (Class A)........       11,490
     2,200     *Newpark Resources, Inc................        7,260
       300     NN, Inc................................        2,130
       800     Nordson Corp...........................       18,608
       300     *Photon Dynamics, Inc..................        5,418
       500     *Plug Power, Inc.......................        2,110
    11,200     *Power-One, Inc........................       37,520
     2,200     *Quanta Services, Inc..................        4,884
     1,000     *Rayovac Corp..........................       13,370
       400     Regal-Beloit Corp......................        6,760
       200     Richardson Electronics Ltd.............        1,158
     1,000     Roper Industries, Inc..................       33,990
       300     Sauer-Danfoss, Inc.....................        2,385
       100     SJW Corp...............................        7,990
       200     *SPS Technologies, Inc.................        4,190
       300     Starrett (L.S.) Co (Class A)...........        4,635
       700     Stewart & Stevenson Services, Inc......        7,042
       200     *Strattec Security Corp................        9,730
       600     Tecumseh Products Co (Class A).........       23,292
       400     Tennant Co.............................       11,132
       200     *Terex Corp............................        3,110
     1,500     *Tetra Tech, Inc.......................        9,765
       400     *Tetra Technologies, Inc...............        9,128
     1,300     *Thomas & Betts Corp...................       17,732
       500     Toro Co................................       28,505
       100     *TRC Cos, Inc..........................        1,430
       200     Trinity Industries, Inc................        3,104
     4,000     *UNOVA, Inc............................       19,800
       600     Valhi, Inc.............................        5,988
       400     Valmont Industries, Inc................        8,752
     2,000     Wabtec Corp............................       27,900
     1,100     *Waste Connections, Inc................       35,013
       500     Watts Industries, Inc (Class A)........        8,375
                                                        -----------
               TOTAL PRODUCER DURABLES                      882,107
                                                        -----------
TECHNOLOGY--14.94%
       200     *3D Systems Corp.......................          996
       600     *Actel Corp............................        6,912
       800     *Acterna Corp..........................          400
     1,300     *Actuate Corp..........................        1,222
       300     *ADE Corp..............................          888
     1,500     *Adtran, Inc...........................       31,518
     1,000     *Advanced Digital Information Corp.....        5,470
       500     *Advanced Energy Industries, Inc.......        3,880
       200     *Advanced Power Technology, Inc........          614
     2,300     *Aeroflex, Inc.........................       11,500
       300     *Aether Systems, Inc...................          717
     1,100     *Agile Software Corp...................        5,819

                                                                            B-35
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
TECHNOLOGY--(CONTINUED)
     1,000     *Akamai Technologies, Inc..............  $       890
       700     *Alliance Semiconductor Corp...........        2,233
       100     *Alloy, Inc............................          892
       100     *Altiris, Inc..........................          956
     2,300     *American Management Systems, Inc......       28,198
       600     *American Superconductor Corp..........        1,674
       400     *Anadigics, Inc........................          892
       300     Analogic Corp..........................       12,252
       500     *Anaren Microwave, Inc.................        3,905
     1,200     *Anixter International, Inc............       24,420
     1,400     *Answerthink, Inc......................        2,800
     1,000     *Ansys, Inc............................       15,950
       600     *Anteon International Corp.............       16,476
     1,400     *APAC Customer Services, Inc...........        4,130
     1,600     *Arbitron, Inc.........................       53,760

   SHARES                                                  VALUE
   ------                                                  -----
     8,000     *Ariba, Inc............................  $    12,400
     3,300     *Arris Group, Inc......................       10,461
     2,100     *Artesyn Technologies, Inc.............        2,940
       200     *Artisan Components, Inc...............        1,730
     3,400     *Ascential Software Corp...............        5,576
       900     *Asiainfo Holdings, Inc................        3,015
     3,000     *Aspect Communications Corp............        3,360
     1,100     *Aspen Technology, Inc.................          881
       100     *AstroPower, Inc.......................          676
     1,200     *Asyst Technologies, Inc...............        5,520
       400     *At Road, Inc..........................        1,920
       800     *ATMI, Inc.............................       11,632
     1,100     *Audiovox Corp (Class A)...............        8,140
     1,800     *Avanex Corp...........................        1,258
     1,600     *Avenue A, Inc.........................        3,552
     1,000     *Avid Technology, Inc..................        9,829
     1,300     *Avocent Corp..........................       15,795
     3,000     *Axcelis Technologies, Inc.............       12,000
       600     *AXT, Inc..............................          600
       600     *Barra, Inc............................       16,309
       100     BEI Technologies, Inc..................          984
       400     Bel Fuse, Inc (Class B)................        6,808
       700     Belden, Inc............................        8,575
       700     *Benchmark Electronics, Inc............       12,684
       700     *Black Box Corp........................       22,876
     1,800     *Borland Software Corp.................       15,316
       200     *Boston Communications Group...........        1,956
     2,000     C&D Technologies, Inc..................       27,140
     1,100     *Cable Design Technologies Corp........        5,489
     1,000     *CACI International, Inc (Class A).....       36,300
     1,400     *Caminus Corp..........................        2,646
       600     *Carreker Corp.........................        3,241
       100     *Catapult Communications Corp..........          891
     1,000     *C-COR.net Corp........................        3,031
     6,400     *Centillium Communications, Inc........       11,200
     1,200     *Checkpoint Systems, Inc...............       12,540
     1,700     *Ciber, Inc............................        8,347
     1,500     *Cirrus Logic, Inc.....................        2,520
     3,800     *CNET Networks, Inc....................        3,952
     1,000     *Cognex Corp...........................       15,440
       300     *Cognizant Technology Solutions Corp...       17,535
       600     Cohu, Inc..............................        6,996
     1,000     *CommScope, Inc........................        6,980
       800     *Compucom Systems, Inc.................        4,280
     1,300     *Computer Horizons Corp................        4,784
       800     *Computer Network Technology Corp......        3,640
       100     Compx International, Inc...............          905
       700     *Concord Camera Corp...................        3,066
       500     *Concord Communications, Inc...........        3,110
     1,900     *Concurrent Computer Corp..............        2,812
       200     *CoorsTek, Inc.........................        2,840
     1,200     *Covansys Corp.........................        2,400
     1,100     *Cray, Inc.............................        4,081
     1,800     *Credence Systems Corp.................       13,284
     2,300     *Cree, Inc.............................       26,910
     1,300     CTS Corp...............................        5,655
       500     Cubic Corp.............................        7,620
       400     *Daktronics, Inc. .....................        3,556
       500     *Datastream Systems, Inc...............        2,550
     1,500     *DDI Corp..............................          210
     1,000     *dELiA*s Corp (Class A)................          530
       200     *Digimarc Corp.........................        2,242
       700     *Digital Insight Corp..................       10,493
     1,000     *Digital River, Inc....................        7,960
       300     *Digitas, Inc..........................          738
     1,200     *DocuCorp International, Inc...........        7,920
     1,200     *Documentum, Inc.......................       16,188
     3,800     *DoubleClick, Inc......................       22,382
       200     *Drexler Technology Corp...............        2,902
       800     *DSP Group, Inc........................       12,458
       400     *Dupont Photomasks, Inc................        7,012
     1,000     *E.piphany, Inc........................        3,300
     4,500     *Earthlink, Inc........................       23,040
       800     *Echelon Corp..........................        8,520
       100     EDO Corp...............................        1,777
     1,600     *eFunds Corp...........................       13,584
       800     *Electro Scientific Industries, Inc....       12,720
     2,200     *Electronics For Imaging, Inc..........       31,900
       200     *Embarcadero Technologies, Inc.........          910
       300     *EMS Technologies, Inc.................        3,786
     1,400     *Entegris, Inc.........................        8,176
     3,400     *Enterasys Networks, Inc...............        2,992
     1,100     *Entrust, Inc..........................        3,432
       400     *EPIQ Systems, Inc.....................        6,820
       300     *eSpeed, Inc (Class A).................        3,220
     4,400     *ESS Technology, Inc...................       21,428
       600     *Esterline Technologies Corp...........        9,960
     1,200     *Exar Corp.............................       14,280
       200     *Excel Technology, Inc.................        3,334
     3,300     *Extreme Networks, Inc.................       11,286
     1,000     *F5 Networks, Inc......................        7,460
       700     *FalconStor Software, Inc..............        2,919
       700     *FEI Co................................        9,261
     1,000     *Filenet Corp..........................        9,540
     4,000     *Finisar Corp..........................        2,400
       600     *Flir Systems, Inc.....................       19,583
     2,600     *Foundry Networks, Inc.................       13,234
       900     *Freemarkets, Inc......................        4,671
       300     *FSI International, Inc................          738
       300     General Cable Corp.....................          972
       600     *Genesis Microchip, Inc................        4,764
       300     *Global Imaging Systems, Inc...........        5,603
       900     *GlobespanVirata, Inc..................        1,656
     1,600     *GrafTech International Ltd............        8,400
     1,000     *Griffon Corp..........................       10,600
     1,800     *Harmonic, Inc.........................        2,214
       200     Helix Technology Corp..................        1,556
       800     *Hutchinson Technology, Inc............       12,800
     2,200     *Hypercom Corp.........................        3,740
     1,200     *Hyperion Solutions Corp...............       25,246
       600     *iGate Corp............................        1,566
       300     *Ii-Vi, Inc............................        3,930
     1,200     *Imation Corp..........................       42,120
       500     *Inet Technologies, Inc................        2,670

B-36
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
TECHNOLOGY--(CONTINUED)
     1,100     *InFocus Corp..........................  $     5,148
       200     *Infogrames, Inc.......................          288
     1,900     *Infonet Services Corp (Class B).......        3,781
     1,700     *Informatica Corp......................        5,772
     2,000     *Information Resources, Inc............        6,720
       200     *Inforte Corp..........................        1,420
     1,400     *Inktomi Corp..........................          434
       700     *Inrange Technologies Corp (Class B)...        1,848
       300     *Integral Systems, Inc.................        5,700
       100     *Intercept, Inc........................        1,047
     1,900     *Interdigital Communications Corp......       18,546
     2,400     *Intergraph Corp.......................       44,808
     2,000     *Interland, Inc........................        3,558
       400     *Intermagnetics General Corp...........        6,880
     1,200     *Internet Security Systems, Inc........       18,852
       700     Inter-Tel, Inc.........................       13,552

   SHARES                                                  VALUE
   ------                                                  -----
     3,000     *Intertrust Technologies Corp..........  $     8,970
     3,200     *Interwoven, Inc.......................        4,704
       200     *Intrado, Inc..........................        1,842
     2,000     *Iomega Corp...........................       18,200
       600     *ITXC Corp.............................        1,494
       700     *Ixia..................................        2,555
       200     *j2 Global Communications, Inc.........        4,880
       800     *JDA Software Group, Inc...............        5,680
     1,800     *Keane, Inc............................       10,800
       200     Keithley Instruments, Inc..............        1,898
       700     *Keynote Systems, Inc..................        4,452
     1,000     *Kforce, Inc...........................        2,800
     2,100     *Kopin Corp............................        6,825
       700     *Kronos, Inc...........................       19,558
     1,500     *Kulicke & Soffa Industries, Inc.......        3,165
     2,400     *Lattice Semiconductor Corp............       11,400
       400     *Lawson Software, Inc..................        1,640
       300     *Learning Tree International, Inc......        3,943
     2,900     *Lexar Media, Inc......................        7,308
     2,400     *Liberate Technologies.................        3,576
       900     *Lightbridge, Inc......................        4,725
     3,600     *Looksmart Ltd.........................        3,600
     1,000     *LTX Corp..............................        3,800
     1,300     *Macrovision Corp......................       15,626
       600     *Magma Design Automation, Inc..........        4,590
     2,200     *Mail-Well, Inc........................        2,904
       700     *Manhattan Associates, Inc.............       10,878
       300     *Mantech International Corp (Class
                 A)...................................        6,975
     1,100     *Manufacturers Services Ltd............        3,465
     1,800     *Manugistics Group, Inc................        3,096
       400     *MAPICS, Inc...........................        2,120
       500     *Mapinfo Corp..........................        2,685
     1,000     *Mastec, Inc...........................        2,730
     1,400     *Matrixone, Inc........................        2,800
     7,200     *Maxtor Corp...........................       16,560
     1,900     *McData Corp (Class A).................        9,690
     1,100     *MEMC Electronic Materials, Inc........        6,182
     2,000     *Mentor Graphics Corp..................       15,000
     1,100     *Mercury Computer Systems, Inc.........       24,418
       400     *Merix Corp............................        3,220
       900     *MetaSolv, Inc.........................          882
     1,600     Methode Electronics, Inc (Class A).....       13,136
     2,300     *Micromuse, Inc........................        3,381
       600     *Microsemi Corp........................        3,528
       700     *Microtune, Inc........................        1,190
     1,100     *MIPS Technologies, Inc (Class A)......        1,859
       500     *Monolithic System Technology, Inc.....        4,430
       500     *MRO Software, Inc.....................        3,100
       900     *MRV Communications, Inc...............          630
       900     MTS Systems Corp.......................        7,740
       200     *Nanometrics, Inc......................          468
       500     *Nassda Corp...........................        2,600
       500     *Navigant International, Inc...........        5,440
     1,000     NDCHealth Corp.........................       14,250
       600     *Netegrity, Inc........................        1,002
     1,200     *NETIQ Corp............................       15,948
       200     *Netscout Systems, Inc.................          738
       100     *NetScreen Technologies, Inc...........        1,241
     2,000     *New Focus, Inc........................        5,118
     1,100     *Newport Corp..........................       12,199
       500     *Next Level Communications, Inc........          380
       700     *NIC, Inc..............................        1,190
       400     *Novadigm, Inc.........................          748
    11,600     *Novell, Inc...........................       24,592
       600     *Nu Horizons Electronics Corp..........        3,269
     1,200     *Numerical Technologies, Inc...........        4,068
       800     *NYFIX, Inc............................        2,720
     3,200     *Oak Technology, Inc...................        3,744
       900     *Omnivision Technologies, Inc..........        6,975
       800     *ON Semiconductor Corp.................        1,048
     5,300     *Openwave Systems, Inc.................        3,392
     3,100     *Oplink Communications, Inc............        1,860
       300     *Opnet Technologies, Inc...............        1,674
       500     *Optical Communication Products, Inc...          375
       100     *OSI Systems, Inc......................        1,805
       200     *Overland Storage, Inc.................        2,032
     1,700     *Overture Services, Inc................       46,767
       700     *Packeteer, Inc........................        2,730
    17,400     *Palm, Inc.............................       12,006
       800     *Paradyne Networks, Inc................          848
    16,100     *Parametric Technology Corp............       31,073
       500     Park Electrochemical Corp..............        7,610
     1,300     *Paxar Corp............................       18,590
       300     *PC-Tel, Inc...........................        1,467
       200     *PEC Solutions, Inc....................        4,926
       700     *Pegasus Solutions, Inc................        7,917
       400     *Pegasystems, Inc......................        2,316
       600     *Pericom Semiconductor Corp............        4,254
       800     *Phoenix Technologies Ltd..............        2,592
       800     *Photronics, Inc.......................        6,808
     1,600     Pioneer-Standard Electronics, Inc......        8,960
     1,000     *Pixelworks, Inc.......................        3,990
       400     *Planar Systems, Inc...................        5,300
     1,100     *Plantronics, Inc......................       19,030
     3,400     *Plexus Corp...........................       30,736
     2,200     *PLX Technology, Inc...................        3,234
       400     *Pomeroy Computer Resources, Inc.......        3,972
     1,200     *Portal Software, Inc..................          384
       800     *Power Integrations, Inc...............        9,344
     3,600     *Powerwave Technologies, Inc...........       11,520
       300     *PRG-Schultz International, Inc........        2,664
       300     *Probusiness Services, Inc.............        1,860
       900     *Progress Software Corp................       10,872
       700     *Proton Energy Systems.................        1,484
     2,000     *Proxim Corp (Class A).................        1,060
     1,400     *PTEK Holdings, Inc....................        5,082
       700     *QRS Corp..............................        4,137
     5,200     *Quantum Corp..........................        9,048
     1,100     *Quest Software, Inc...................       10,395
       100     Quixote Corp...........................        1,700
       200     *Radiant Systems, Inc..................        1,830
       900     *Radisys Corp..........................        4,464
       700     *Rainbow Technologies, Inc.............        2,443

                                                                            B-37
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
TECHNOLOGY--(CONTINUED)
       600     *Raindance Communications, Inc.........  $     1,800
     2,900     *Rambus, Inc...........................       12,702
     1,200     *Read-Rite Corp........................          684
     3,600     *Red Hat, Inc..........................       14,832
     1,500     *Redback Networks, Inc.................          446
       900     *Register.com, Inc.....................        3,042
       300     *Renaissance Learning, Inc.............        5,434
     1,600     *Retek, Inc............................        2,992
     3,700     *Riverstone Networks, Inc..............        1,961
       500     *Rogers Corp...........................       10,960
       200     *Roxio, Inc............................          508
     1,400     *RSA Security, Inc.....................        4,102
       200     *Rudolph Technologies, Inc.............        2,348
       600     *S1 Corp...............................        2,220
     6,400     *Safeguard Scientifics, Inc............        6,400
       400     *Sanchez Computer Associates, Inc......          800
     1,900     *Sandisk Corp..........................       27,170
       400     *SBS Technologies, Inc.................        2,596
     2,700     *Scansoft, Inc.........................       10,773
       100     *Scansource, Inc.......................        4,738
       700     *SCM Microsystems, Inc.................        3,255
       500     *Semitool, Inc.........................        2,520
       700     *Serena Software, Inc..................        9,191
     8,300     *Silicon Graphics, Inc.................        5,229
     1,800     *Silicon Image, Inc....................        4,862
       800     *Silicon Laboratories, Inc.............       18,000
     2,300     *Silicon Storage Technology, Inc.......        7,360
       100     *Siliconix, Inc........................        1,948
       900     *Simpletech, Inc.......................        1,764
     3,500     *Sitel Corp............................        6,405
       900     *Somera Communications, Inc............        1,782
     2,600     *SONICblue, Inc........................          650
     1,500     *SonicWALL, Inc........................        3,450
     5,500     *Sonus Networks, Inc...................        1,320
       600     *Sourcecorp............................       11,610
       500     *Spectralink Corp......................        2,450
       300     *Spectrian Corp........................          600
       400     *SpeedFam-IPEC, Inc....................        1,664
       100     *SPSS, Inc.............................        1,033
       100     *SRA International, Inc (Class A)......        2,865
     1,200     *SS&C Technologies, Inc................       11,004
       400     *Standard Microsystems Corp............        5,168
     1,000     *StorageNetworks, Inc..................        1,350
     1,900     *Stratex Networks, Inc.................        2,090


   SHARES                                                  VALUE
   ------                                                  -----
       700     *Stratos Lightwave, Inc................  $       197
       100     *Suntron Corp..........................          374
       300     *Supertex, Inc.........................        3,000
     1,900     *Surebeam Corp (Class A)...............        3,078
     4,800     *Sycamore Networks, Inc................       11,328
     2,800     *Sykes Enterprises, Inc................       11,564
       200     *Synaptics, Inc........................          820
       300     *Synplicity, Inc.......................        1,287
       100     *Syntel, Inc...........................        1,217
       700     *Systems & Computer Technology Corp....        5,250
     1,100     *Take-Two Interactive Software, Inc....       31,681
     1,300     Technitrol, Inc........................       17,342
     1,600     *Tekelec...............................       13,840
     2,400     *Tellium, Inc..........................          888
       400     *Therma-Wave, Inc......................          152
       700     *Three-Five Systems, Inc...............        2,660
     2,400     *TIBCO Software, Inc...................        9,744
       200     *Tier Technologies, Inc (Class B)......        3,432
       400     *Tollgrade Communications, Inc.........        3,200
     3,100     *Touch America Holdings, Inc...........        1,488
     1,200     *Transaction Systems Architects, Inc
                 (Class A)............................        6,288
     3,300     *Transmeta Corp........................        2,805
       800     *Trimble Navigation Ltd................        7,520
     3,400     *Triquint Semiconductor, Inc...........       10,883
       500     *Trizetto Group, Inc...................        2,375
       500     *TTM Technologies, Inc.................          765
     1,400     *Turnstone Systems, Inc................        4,073
       300     *Ulticom, Inc..........................        1,716
       700     *Ultratech Stepper, Inc................        4,900
       300     United Industrial Corp.................        6,015
     2,200     *United Online, Inc....................       24,134
     1,100     *Universal Display Corp................        7,205
       900     *Varian Semiconductor Equipment
                 Associates, Inc......................       15,372
       600     *Veeco Instruments, Inc................        5,922
       100     *Verint Systems, Inc...................          970
       700     *Verity, Inc...........................        6,167
       600     *Vicor Corp............................        3,661
     1,100     *Viewpoint Corp........................        2,816
     7,100     *Vignette Corp.........................        6,312
       300     *Virage Logic Corp.....................        2,634
       200     Virco Manufacturing Corp...............        1,806
     4,900     *Vitesse Semiconductor Corp............        3,969
       700     *Vitria Technology, Inc................          504
     1,200     *Volt Information Sciences, Inc........       15,600
     1,300     Wallace Computer Services, Inc.........       22,217
       300     *WatchGuard Technologies, Inc..........        1,080
       700     *WebEx Communications, Inc.............        8,421
     1,400     *webMethods, Inc.......................        7,699
       600     *Websense, Inc.........................        7,747
       400     *WESCO International, Inc..............        1,460
     8,600     *Western Digital Corp..................       43,855
       600     *White Electronic Designs Corp.........        5,148
       600     *Wilson Greatbatch Technologies, Inc...       16,410
     2,100     *Wind River Systems, Inc...............        5,523
       700     *Wireless Facilities, Inc..............        3,213
       300     Woodhead Industries, Inc...............        3,060
       200     *Xicor, Inc............................          488
       800     *Zoran Corp............................        8,632
       500     *Zygo Corp.............................        2,025
                                                        -----------
               TOTAL TECHNOLOGY                           2,664,324
                                                        -----------
TRANSPORTATION--2.30%
     1,500     Airborne, Inc..........................       17,640
     1,900     *Airtran Holdings, Inc.................        5,700
       700     *Alaska Air Group, Inc.................       11,039
       500     *Arkansas Best Corp....................       14,835
       500     *ATA Holdings Corp.....................        1,790
     1,200     *Atlantic Coast Airlines Holdings,
                 Inc..................................       10,464
     1,000     *Atlas Air Worldwide Holdings, Inc.....        2,500
     1,400     *BE Aerospace, Inc.....................        5,992
       700     *Covenant Transport, Inc (Class A).....       12,075
     1,000     *EGL, Inc..............................       10,950
       900     *ExpressJet Holdings, Inc..............        7,020
       800     Florida East Coast Industries, Inc
                 (Class A)............................       18,904
       600     *Forward Air Corp......................       10,758
       200     *Frontier Airlines, Inc................          928
       900     *Heartland Express, Inc................       17,064
       800     *Hunt (J.B.) Transport Services, Inc...       18,800
     3,100     *Kansas City Southern Industries,
                 Inc..................................       44,237
       700     *Knight Transportation, Inc............       13,104
       600     *Landstar System, Inc..................       32,460
       900     *Mesa Air Group, Inc...................        2,664
       300     *Mesaba Holdings, Inc..................        1,911
       400     *Midwest Express Holdings, Inc.........        1,900
       800     Overseas Shipholding Group, Inc........       13,040


B-38
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

      Statement of Investments  - SMALL-CAP EQUITY FUND - October 11, 2002
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
   ------                                                  -----
TRANSPORTATION--(CONTINUED)
       100     *P.A.M. Transportation Services........  $     2,026
       200     *RailAmerica, Inc......................        1,584
       500     Roadway Corp...........................       18,195
       400     *SCS Transportation, Inc...............        2,764
     1,200     Shurgard Storage Centers, Inc (Class
                 A)...................................       35,880
       200     *U.S. Xpress Enterprises, Inc (Class)
                 A....................................        1,430
     1,700     *UAL Corp..............................        2,941
       800     USFreightways Corp.....................       23,496
     1,200     Werner Enterprises, Inc................       23,246
       800     *Yellow Corp...........................       22,272
                                                        -----------
               TOTAL TRANSPORTATION                         409,609
                                                        -----------
UTILITIES--5.25%
     2,100     AGL Resources, Inc.....................       46,620
       700     *AirGate PCS, Inc......................          301
     2,200     *Alamosa Holdings, Inc.................          726
       200     *Alaska Communications Systems Group,
                 Inc..................................          380
     1,700     *Allegiance Telecom, Inc...............        1,428
     1,100     *Allen Telecom, Inc....................        5,445
     3,400     *American Tower Corp (Class A).........        2,550
     1,400     Atmos Energy Corp......................       29,428
     1,500     Avista Corp............................       14,775
       300     Black Hills Corp.......................        6,258
     9,000     *Broadwing, Inc........................       11,250
       300     Cascade Natural Gas Corp...............        5,700
       300     *Centennial Communications Corp........          807
       300     Central Vermont Public Service Corp....        5,154
       900     CH Energy Group, Inc...................       41,400
     1,800     Cleco Corp.............................       19,782
       400     *Commonwealth Telephone Enterprises,
                 Inc..................................       14,516
       100     Connecticut Water Service, Inc.........        2,445
     6,200     *Crown Castle International Corp.......       12,090
       500     CT Communications, Inc.................        6,235
       600     *Dobson Communications Corp (Class
                 A)...................................          150
     1,100     DQE, Inc...............................       16,368
     1,400     *El Paso Electric Co...................       15,064
       100     Empire District Electric Co............        1,571
     1,000     Energen Corp...........................       23,960
       200     EnergySouth, Inc.......................        5,160
     1,700     *General Communication, Inc (Class
                 A)...................................        5,491
       300     *Golden Telecom, Inc...................        3,390
       400     Hickory Tech Corp......................        3,724
       700     Laclede Group, Inc.....................       15,806
       500     MGE Energy, Inc........................       13,075
       100     Middlesex Water Co.....................        2,153
       300     *NATCO Group, Inc (Class A)............        1,797
       800     New Jersey Resources Corp..............       24,896
     2,000     *Nextel Partners, Inc (Class A)........       10,300
       500     North Pittsburgh Systems, Inc..........        5,930
       800     Northwest Natural Gas Co...............       23,600
       600     Northwestern Corp......................        4,236
       200     NUI Corp...............................        4,106
       700     *Oil States International, Inc.........        8,120
     2,500     Oneok, Inc.............................       45,650
       900     Otter Tail Corp........................       24,272
       300     *Petroquest Energy, Inc................        1,350
     1,300     Piedmont Natural Gas Co, Inc...........       45,058
     1,100     PNM Resources, Inc.....................       22,605
     1,500     *Price Communications Corp.............       17,475
       400     *Quicksilver Resources, Inc............        7,172
     1,900     *RCN Corp..............................        1,102
       800     SEMCO Energy, Inc......................        6,240
       200     Shenandoah Telecom Co..................        9,296
     2,400     *Sierra Pacific Resources..............       11,760
     4,100     *Skyworks Solutions, Inc...............       19,680
       400     South Jersey Industries, Inc...........       13,040
     1,900     *Southern Union Co.....................       19,855
     1,600     Southwest Gas Corp.....................       33,040
       200     Southwest Water Co.....................        2,880
       700     *Southwestern Energy Co................        8,008
       400     SureWest Communications................        9,700
     1,600     *Talk America Holdings, Inc............        3,248
     1,300     *Time Warner Telecom, Inc (Class A)....        1,001
       600     *Triton PCS Holdings, Inc (Class A)....          660
     2,700     *U.S. Unwired, Inc (Class A)...........        1,215
     1,800     *Ubiquitel, Inc........................          432
     1,100     UGI Corp...............................       39,886
       700     UIL Holdings Corp......................       21,875
     1,800     Unisource Energy Corp..................       26,136
       100     Unitil Corp............................        2,690
     1,800     Westar Energy, Inc.....................       18,270
       700     Western Gas Resources, Inc.............       22,274
     3,600     *Western Wireless Corp (Class A).......        8,100
     1,700     WGL Holdings, Inc......................       40,647
     1,000     WPS Resources Corp.....................       35,780
                                                        -----------
               TOTAL UTILITIES                              936,584
                                                        -----------
               TOTAL COMMON STOCK
                 (Cost $19,689,531)                      17,799,770
                                                        -----------
               TOTAL PORTFOLIO--99.85%
                 (Cost $19,689,531)                      17,799,770

               OTHER ASSETS & LIABILITIES, NET--0.15%        26,295
                                                        -----------
               NET ASSETS--100.00%                      $17,826,065
                                                        ===========


------------
*  Non-income producing

(b)In bankruptcy


                                                                            B-39
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

   STATEMENT OF INVESTMENTS - REAL ESTATE SECURITIES FUND - October 11, 2002
--------------------------------------------------------------------------------


   SHARES                                                  VALUE
   ------                                                  -----
PREFERRED STOCK--6.08%
FINANCIAL SERVICES--6.08%
    30,000     *Boykin Lodging Co.....................  $   756,000
    15,000     *Mills Corp............................      381,000
                                                        -----------
               TOTAL FINANCIAL SERVICES                   1,137,000
                                                        -----------
               TOTAL PREFERRED STOCK
                 (Cost $1,125,000)                        1,137,000
                                                        -----------
COMMON STOCK--92.03%
CONSUMER CYCLICAL--0.84%
    15,400     Hilton Hotels Corp.....................      157,850
                                                        -----------
               TOTAL CONSUMER CYCLICAL                      157,850
                                                        -----------
FINANCIAL SERVICES--91.19%
     9,000     Alexandria Real Estate Equities, Inc...      359,010
    13,000     AMB Property Corp......................      341,510
    14,000     American Land Lease, Inc...............      197,960
    17,800     Apartment Investment & Management Co
                 (Class A)............................      658,600
    22,200     Archstone-Smith Trust..................      499,722
     8,400     AvalonBay Communities, Inc.............      325,332
    24,800     Boston Properties, Inc.................      902,968
    14,000     CarrAmerica Realty Corp................      328,720
    13,400     Chateau Communities, Inc...............      308,066
    13,700     Corporate Office Properties Trust......      179,333
    16,100     Cousins Properties, Inc................      346,150
    22,200     Duke Realty Corp.......................      531,024
    41,200     Equity Office Properties Trust.........    1,030,824
    27,900     Equity Residential.....................      662,067
    15,700     *Fairmont Hotels & Resorts.............      360,943
    14,000     Federal Realty Investment Trust........      358,680
    15,400     General Growth Properties, Inc.........      734,118
    11,200     Home Properties Of New York, Inc.......      343,392
    38,300     *Host Marriott Corp....................      312,145
    15,700     IRT Property Co........................      175,526
    19,700     iStar Financial, Inc...................      527,960
    12,100     Kimco Realty Corp......................      349,811


  SHARES/
 PRINCIPAL                                                 VALUE
------------                                            -----------
    22,900     Lexington Corporate Properties Trust...  $   358,385
    15,000     *Mid-America Apartment Communities,
                 Inc..................................      375,000
     6,200     Macerich Co............................      178,250
    11,600     Manufactured Home Communities, Inc.....      339,300
    16,000     Mission West Properties, Inc...........      162,400
    60,000     *Newcastle Investment Corp.............      742,800
    30,600     Prologis...............................      731,340
    11,000     PS Business Parks, Inc.................      352,000
    11,800     Public Storage, Inc....................      350,814
     9,700     Ramco-Gershenson Properties............      174,697
    16,200     Reckson Associates Realty Corp.........      343,440
    21,700     Simon Property Group, Inc..............      723,478
    11,700     SL Green Realty Corp...................      337,428
    12,400     Sovran Self Storage, Inc...............      351,540
    13,300     St. Joe Co.............................      363,622
    14,000     Starwood Hotels & Resorts Worldwide,
                 Inc..................................      299,740
    10,200     Sun Communities, Inc...................      351,696
    18,600     Vornado Realty Trust...................      687,270
                                                        -----------
               TOTAL FINANCIAL SERVICES                  17,057,061
                                                        -----------
               TOTAL COMMON STOCK
                 (Cost $18,756,499)                      17,214,911
                                                        -----------

SHORT TERM INVESTMENT--7.43%
U.S. GOVERNMENT AND AGENCY--7.43%
 $1,390,000    Federal Home Loan Bank (FHLB) 1.600%,
                 10/15/02.............................    1,389,744
                                                        -----------
               TOTAL SHORT TERM INVESTMENT
                 (Cost $1,389,744)                        1,389,744
                                                        -----------
               TOTAL PORTFOLIO--105.54%
                 (Cost $21,271,243)                      19,741,655
               OTHER ASSETS & LIABILITIES,
                 NET--(5.54%)                            (1,035,544)
                                                        -----------
               NET ASSETS--100.00%                      $18,706,111
                                                        ===========

------------
*  Non-income producing

B-40
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE FUNDS                        STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
October 11, 2002

                                                               LARGE-CAP     SMALL-CAP    REAL ESTATE
                                                                 VALUE        EQUITY      SECURITIES
                                                                 FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------

ASSETS
  Investments, at cost                                        $19,282,877   $19,689,531   $21,271,243
  Net unrealized depreciation of investments                     (993,320)   (1,889,761)   (1,529,588)
-----------------------------------------------------------------------------------------------------
  Investments, at value                                        18,289,557    17,799,770    19,741,655
  Cash                                                             28,635       113,738         6,590
  Receivable from securities transactions                         987,866     1,303,749     1,100,000
  Dividends and interest receivable                                27,138        20,712       117,925
-----------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                               19,333,196    19,237,969    20,966,170
-----------------------------------------------------------------------------------------------------

LIABILITIES
  Accrued expenses                                                  4,771         1,979         5,114
  Payable for securities transactions                             982,927     1,409,925     2,254,945
-----------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                             987,698     1,411,904     2,260,059
-----------------------------------------------------------------------------------------------------

NET ASSETS                                                    $18,345,498   $17,826,065   $18,706,111
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Paid in capital                                             $20,099,973   $20,099,973   $20,099,972
  Accumulated undistributed net investment income                  43,252        39,337       147,967
  Accumulated undistributed net realized loss on
    investments                                                  (804,407)     (423,484)      (12,240)
  Accumulated net unrealized depreciation on investments         (993,320)   (1,889,761)   (1,529,588)
-----------------------------------------------------------------------------------------------------

NET ASSETS                                                    $18,345,498   $17,826,065   $18,706,111
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, unlimited
    shares authorized ($.0001 par value)                          803,999       803,999       803,999
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                          $22.82        $22.17        $23.27
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                            B-41
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE FUNDS                                    STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------
For the Period September 4, 2002 (commencement of operations) to October 11,
2002

                                                               LARGE-CAP     SMALL-CAP    REAL ESTATE
                                                                 VALUE        EQUITY      SECURITIES
                                                                 FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                    $    11,783   $    8,522    $    13,739
  Dividends                                                        36,240       32,794        139,342
-----------------------------------------------------------------------------------------------------
    Total income                                                   48,023       41,316        153,081
-----------------------------------------------------------------------------------------------------

EXPENSES
  Management fees                                                   4,771        1,979          5,114
-----------------------------------------------------------------------------------------------------
  Net investment income                                            43,252       39,337        147,967
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investments                             (804,407)    (423,484)       (12,240)
    Net change in unrealized depreciation on investments         (993,320)  (1,889,761)    (1,529,588)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments              (1,797,727)  (2,313,245)    (1,541,828)
-----------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(1,754,475)  $(2,273,908)  $(1,393,861)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

B-42
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE FUNDS                         STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
For the Period September 4, 2002 (commencement of operations) to October 11,
2002

                                                               LARGE-CAP     SMALL-CAP    REAL ESTATE
                                                                 VALUE        EQUITY      SECURITIES
                                                                 FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM:

OPERATIONS:
  Net investment income                                       $    43,252   $    39,337   $   147,967
  Net realized loss on investments                               (804,407)     (423,484)      (12,240)
  Net change in unrealized depreciation on investments           (993,320)   (1,889,761)   (1,529,588)
-----------------------------------------------------------------------------------------------------
  Net decrease from operations                                 (1,754,475)   (2,273,908)   (1,393,861)
-----------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTIONS:
  Subscriptions                                                20,100,000    20,100,000    20,100,000
  Redemptions                                                         (27)          (27)          (28)
-----------------------------------------------------------------------------------------------------
    Net increase from shareholder transactions                 20,099,973    20,099,973    20,099,972
-----------------------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD                                     $18,345,498   $17,826,065   $18,706,111
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

CHANGE IN FUND SHARES:
  Seed money shares sold to TIAA                                  800,000       800,000       800,000
  Shares sold to the Account                                        4,000         4,000         4,000
  Shares redeemed by the Account                                       (1)           (1)           (1)
-----------------------------------------------------------------------------------------------------
  Shares outstanding, end of period                               803,999       803,999       803,999
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                            B-43
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION
                       SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE FUNDS                                        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
For the Period September 4, 2002 (commencement of operations) to October 11,
2002

                                                              LARGE-CAP   SMALL-CAP   REAL ESTATE
                                                                VALUE      EQUITY     SECURITIES
                                                                FUND        FUND         FUND
-------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
  Net asset value, beginning of period                         $ 25.00     $ 25.00      $ 25.00
-------------------------------------------------------------------------------------------------
  Gain (loss) from investment operations:
    Net investment income                                         0.05        0.05         0.18
    Net realized and unrealized loss on investments              (2.23)      (2.88)       (1.91)
-------------------------------------------------------------------------------------------------
    Total loss from investment operations                        (2.18)      (2.83)       (1.73)
-------------------------------------------------------------------------------------------------
  Net asset value, end of period                               $ 22.82     $ 22.17      $ 23.27
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

TOTAL RETURN                                                     (8.72)%    (11.32)%      (6.92)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period (in thousands)                   $18,345     $17,826      $18,706
  Ratio of expenses to average net assets                         0.03%       0.01%        0.03%
  Ratio of net investment income to average net assets            0.23%       0.21%        0.75%
  Portfolio turnover rate                                        24.47%      14.32%       15.45%

  The percentages shown above are not annualized.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

B-44
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
                       SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

TIAA-CREF Life Funds is a Delaware business trust that was organized on August 13, 1998 and is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 as an open-end management investment company. TIAA-CREF Life Separate Account VA-1 (the "Account"), which is registered with the Commission as a unit investment trust under the 1940 Act, has sub-accounts which correspond to and invest in each of the funds of the TIAA-CREF Life Funds. The Account is a separate account of TIAA-CREF Life Insurance Company ("TIAA-CREF Life"), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). These financial statements include the Large-Cap Value Fund, the Small-Cap Equity Fund and the Real Estate Securities Fund (the "Funds") which commenced operations on September 4, 2002 with a seed money investment of $20 million per Fund by TIAA and a $100,000 investment per Fund by the Account. There are five additional funds in the TIAA-CREF Life Funds, which are not included in these financial statements. At October 11, 2002, the Account and TIAA held the following amounts in the Funds:

                                                     ACCOUNT               TIAA
                                                     -------            -----------
Large-Cap Value Fund                                 $91,248            $18,254,250
Small-Cap Equity Fund                                 88,665             17,737,400
Real Estate Securities Fund                           93,042             18,613,069

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States which require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds.

VALUATION OF INVESTMENTS: Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sale price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. Money market instruments are valued at fair market value, except for such instruments within 60 days to maturity, which are valued at amortized cost, which approximates market value. The amortized cost method initially values securities at original cost and assumes a constant rate of amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Board of Trustees.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date. Realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated.


RESTRICTED SECURITIES: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.


DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income and realized gains, if any, are declared and paid annually. Undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary book and tax differences which will reverse in a subsequent period. Any permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among the respective components of net assets.


FEDERAL INCOME TAXES: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code ("Code"), and will not be subject to federal income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.


                                                                            B-45
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements -- (Concluded)

NOTE 2.  MANAGEMENT AGREEMENT


Teachers Advisors, Inc. ("Advisors"), a wholly-owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Management Agreement between Advisors and the Funds. Under the terms of the Investment Management Agreement, each Fund pays a fee for investment management services, based on the average daily net assets of each Fund. As a result, Advisors will receive the following annual percentages of each Fund's average daily net assets:


                                                                MANAGEMENT FEE
                                                                --------------
Large-Cap Value Fund                                                0.24%
Small-Cap Equity Fund                                               0.10%
Real Estate Securities Fund                                         0.25%

NOTE 3. INVESTMENTS

At October 11, 2002, the net unrealized appreciation (depreciation) of investments, consisting of gross unrealized appreciation and gross unrealized depreciation, for the Funds was as follows:

                                     GROSS UNREALIZED    GROSS UNREALIZED    NET UNREALIZED
                                       APPRECIATION        DEPRECIATION       DEPRECIATION
                                     ----------------    ----------------    --------------
Large-Cap Value Fund                     $204,108           $1,197,428        $  (993,320)
Small-Cap Equity Fund                     266,340            2,156,101         (1,889,761)
Real Estate Securities Fund                16,447            1,546,035         (1,529,588)

Purchases and sales of securities, other than short-term money market instruments, for the period September 4, 2002 (commencement of operations) to October 11, 2002 were as follows:


                            NON-GOVERNMENT    GOVERNMENT    NON-GOVERNMENT    GOVERNMENT
                              PURCHASES       PURCHASES         SALES           SALES
                            --------------    ----------    --------------    ----------
Large-Cap Value Fund         $27,109,534       $     --       $7,022,242       $     --
Small-Cap Equity Fund         24,069,949       $     --        3,947,211       $     --
Real Estate Securities
  Fund                        22,345,272       $     --        2,451,604       $     --


NOTE 4. TRUSTEE FEES

The Funds pay their Trustees, who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees.

B-46
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

  [ERNST & YOUNG LOGO]                               ERNST & YOUNG LLP             Phone: (212) 773-3000
                                                       5 Times Square                   www.ey.com
                                                     New York, NY 10036


--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of TIAA-CREF Life Funds:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Large-Cap Value Fund, Small-Cap Equity Fund and Real Estate Securities Fund (the "Funds", three of the Funds comprising TIAA-CREF Life Funds) as of October 11, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from September 4, 2002 (commencement of operations) to October 11, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.


We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 11, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the TIAA-CREF Life Funds referred to above at October 11, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the period from September 4, 2002 to October 11, 2002, in conformity with accounting principles generally accepted in the United States.

                                                  [/s/ ERNST & YOUNG LLP]

New York, New York
October 25, 2002

                                                                            B-47
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

PART C OTHER INFORMATION

ITEM 23. EXHIBITS


      (a) Amended and Restated Declaration of Trust (1) and instruments adding new funds*


      (b) N/A

      (c) N/A

      (d) Investment advisory contract(1), the Amendment thereto *

      (e) Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company and TPIS(1)


      (f) (1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan.*



          (2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan.*



      (g) Custodian agreement, as amended*


      (h) Participation/Distribution Agreement (see Exhibit (e) above)

      (i) Opinion and Consent of Charles H. Stamm, Esq. *

      (j) (1) Consent of Sutherland Asbill & Brennan LLP *

          (2) Consent of Ernst & Young LLP *

      (k) Omitted Financial Statements(2)


      (l)(1) Seed Money Agreements, dated November 30, 1998 and February 29, 2000(3)



         (2) Seed Money Agreement, dated as of August 1, 2002*


      (m) N/A

      (n) N/A

      (p) Code of Ethics (Policy Statement on Personal Trading)(3)

----------
(1) Filed on December 9, 1998 as an exhibit to Pre-Effective Amendment No. 1 to this Registration Statement.


(2) Filed February 28, 2002 as part of the TIAA-CREF Life Funds Annual Report and August 28, 2002 as part of the TIAA-CREF Life Funds Semi-Annual Report.


(3) Filed March 28, 2000 as an exhibit to Post-Effective Amendment No. 3 to this Registration Statement.


*     Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      As the ultimate parent (holding indirectly 100% of the voting securities) of Advisors, investment adviser of Registrant, Teachers Insurance and Annuity Association (TIAA) may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more series of Registrant's shares, TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

All TIAA subsidiary companies are Delaware corporations, except as indicated. All trusts are Pennsylvania business trusts.


      Bethesda ARC, LLC                                JWL Properties, Inc.
      BT Properties, Inc.
      College Credit Trust                             Liberty Place Retail, Inc.
      DAN Properties, Inc.                             Liberty Place Retail II, Inc.
      ETC Repackaging, Inc.                            Light St. Partners, LLP
      Illinois Teachers Properties, LLC                M.O.A. Enterprises, Inc.
      JV Florida One, Inc.                             MOA Investors I, Inc.
      JV Florida Four, Inc.                            NCDC Funding, LLC
      JV Georgia One, Inc.                             ND Properties, Inc.
      JV Minnesota One, Inc.                           Rouse-Teachers Holding Company
      JV North Carolina One, Inc.                      Savannah Teachers Properties, Inc.
      T-Investment Properties Corp.                    T114 Properties, Inc.
                                                       TIAA Financial Services, LLC
      T-Land Corp.                                     TIAA Florida Mall, LLC
                                                       TIAA Franklin Square, LLC
                                                       TIAA Global Markets, Inc.

      TCT Holdings, Inc.                               TIAA Lakepointe, LLC
                                                       TIAA Miami International Mall, LLC
      Teachers Advisors, Inc.                          TIAA SF One, LLC
      Teachers Boca Properties II, Inc.                TIAA Realty, Inc.
      Teachers Boca Properties III, Inc.               TIAA Retail Commercial, LLC
      Teachers Concourse, LLC                          TIAA Tri-State, LLC
      Teachers Mayflower, LLC                          TIAA Timberlands I, LLC
      Teachers Michigan Properties, Inc.               TIAA Timberlands II, LLC
                                                       TIAA West Town Mall, LLC
      Teachers Pennsylvania Realty, Inc.               TIAA-CREF Enterprises, Inc.
      Teachers Personal Investors Services, Inc.       TIAA-CREF Individual & Institutional Services, Inc.
      Teachers Properties, Inc.                        TIAA-CREF Investment Management, LLC
      Teachers REA, LLC                                TIAA-CREF Life Insurance Company
                                                       TIAA-CREF Trust Company, FSB
      Teachers REA II, LLC                             TIAA-CREF Tuition Financing, Inc.
      Teachers REA III, LLC                            TIAA-Fund Equities, Inc.
      Teachers REA IV, LLC                             Twenty West Port I, LLC
      Teachers Realty Corporation                      TPI Housing, Inc.

      Teachers West, LLC                               Washington Teachers Properties II, Inc.
      Ten Westpoint I, LLC                             WRC Properties, Inc.
      TEO-NP, LLC                                      730 Texas Forest Holdings, Inc.
      Three Trails Town Center, LLC                    485 Properties, LLC
      TIAA Advisory Services, LLC                      2 LPPA, LLC
      TIAA CMBS I, LLC
      TIAA Diamond Investor, LLC
      TIAA European Funding Trust


Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.

1)    All subsidiaries are Delaware corporations except as follows:

      A) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc. Teachers Realty Corporation

      B)    College Credit Trust, a New York Trust

      C)    TIAA-CREF Life Insurance Company is a New York Corporation

      D)    TIAA-CREF Trust Company, FSB is a Federal Savings Bank

      E)    TIAA European Funding Trust, a Delaware Trust

      F)    Light St. Partners, LLP, a Maryland Limited Liability Partnership

      G)    Rouse-Teachers Holding Company, a Nevada Corporation

2)    All subsidiaries are 100% owned directly by TIAA, except as follows:

      A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.

      B) TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company, FSB.

      C) Teachers Properties, Inc. owns 100% of the stock of TPI Housing, Inc. and 95% of the stock of Rouse-Teachers Holding Company. Rouse-Teachers Holding Company owns 100% of the stock of Rouse-Teachers Land Holdings, Inc.


      D) ND Properties, Inc. owns 100% of the stock of IMOR, S.A., a Portuguese corporation, TIAA Lux 1, Societe a responsabilite limitee, TIAA Lux 2, Societe a responsabilite limitee and TIAA Lux 3, Societe a responsabilite limitee, all Luxemburg corporations.


(3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

      A) Teachers Advisors, Inc., which provides investment advice for the Registrant and others.

      B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant and others.

      C) TIAA-CREF Investment Management, LLC, which provides investment advice for College Retirement Equities Fund.

      D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.

      E) TCT Holdings, Inc., which is a unitary thrift holding company, was formed for the sole purpose of holding stock of a federal chartered savings bank.

      F) TIAA-CREF Life Insurance Company, which is a subsidiary life insurance company of TIAA, is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.

      G) TIAA-CREF Trust Company, FSB which is a federal chartered savings bank.

      H) TIAA-CREF Tuition Financing, Inc. which was formed to administer tuition assistance plans.

ITEM 25. INDEMNIFICATION

      As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

      To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

      The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Teachers Advisors, Inc. (Advisors) also provides investment management services to TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA Separate Account VA-1. The trustees of Advisors are John H. Biggs, Martin
L. Leibowitz, and Charles H. Stamm. Other officers of Advisors are Richard J. Adamski and Richard L. Gibbs. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC ("Investment Management"), and are employees of TIAA.

      Mr. Biggs is also a trustee of TIAA, College Retirement Equities Fund
(CREF), TIAA-CREF Individual & Institutional Services, Inc. (Services), a manager of Investment Management, and a director of Teachers Personal Investor Services, Inc. (TPIS). He is Chief Executive Officer of TIAA and CREF. Mr. Biggs is also a director of The Boeing Company, 7755 East Marginal Way South, Seattle, WA 98108.

      Mr. Leibowitz is a trustee of TIAA and CREF and a manager of Investment Management. He is Vice Chairman and Chief Investment Officer of TIAA and CREF.

      Mr. Stamm is a trustee of Services, a manager of Investment Management, and a director of TPIS. He is Executive Vice President and General Counsel of TIAA and CREF.

      Mr. Adamski is Vice President and Treasurer of Services and TPIS.

      Mr. Gibbs is Executive Vice President of TPIS.

      The principal business address of TIAA, CREF, Services, Investment Management, and TPIS is 730 Third Avenue, New York, NY 10017-3206.

ITEM 27. PRINCIPAL UNDERWRITER

      Teachers Personal Investors Services, Inc. (TPIS) may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

ITEM 28. LOCATION OF TIAA-CREF LIFE FUNDS' ACCOUNTS AND RECORDS


      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.


ITEM 29. MANAGEMENT SERVICES

      Not applicable.

ITEM 30. UNDERTAKINGS

      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 25th day of October, 2002.



                                                     TIAA-CREF LIFE FUNDS

                                                     By: /s/ Martin E. Galt III
                                                         -----------------------
                                                     Name:    Martin E. Galt III
                                                     Title:   President

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated


SIGNATURE                       TITLE                           DATE
---------                       -----                           ----
/s/ Martin E. Galt, III         President                       October 25, 2002
-----------------------         (Principal Executive Officer)
Martin E. Galt III

/s/ Richard L. Gibbs            Executive Vice President        October 25, 2002
-----------------------         (Principal Financial and
Richard L. Gibbs                Accounting Officer)

Signature of Trustee            Date      Signature of Trustee            Date
--------------------            ----      --------------------            ----
/s/ Elizabeth E. Bailey       10/25/02    /s/ Bevis Longstreth          10/25/02
------------------------                  ------------------------
Elizabeth E. Bailey                       Bevis Longstreth

/s/ John H. Biggs             10/25/02
------------------------                  ------------------------
John H. Biggs                             Stephen A. Ross

/s/ Joyce A. Fecske           10/25/02    /s/ Nestor V. Santiago        10/25/02
------------------------                  ------------------------
Joyce A. Fecske                           Nestor V. Santiago

/s/ Edes P. Gilbert           10/25/02
------------------------                  ------------------------
Edes P. Gilbert                           Eugene C. Sit

/s/ Martin J. Gruber          10/25/02    /s/ Maceo K. Sloan            10/25/02
------------------------                  ------------------------
Martin J. Gruber                          Maceo K. Sloan

/s/ Nancy L. Jacob            10/25/02    /s/  David K. Storrs          10/25/02
------------------------                  ------------------------
Nancy L. Jacob                            David K. Storrs

                                          /s/ Robert W. Vishny          10/25/02
------------------------                  ------------------------
Marjorie Fine Knowles                     Robert W. Vishny

/s/ Martin L. Leibowitz       10/25/02
------------------------
Martin L. Leibowitz

                                  EXHIBIT INDEX


Exhibit No.       Exhibit Name
-----------       ------------
(a)               Amended and Restated Declaration of Trust(1) and instruments adding new funds

(d)               Investment advisory contract(1), the Amendment thereto

(f)(1)            TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF
                  Mutual Funds, TIAA-CREF Institutional Mutual Funds and
                  TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate
                  Account VA-1 Management Committee Member, Long-Term
                  Compensation Plan

(f)(2)            TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF
                  Mutual Funds, TIAA-CREF Institutional Mutual Funds and
                  TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate
                  Account VA-1 Management Committee Member, Deferred
                  Compensation Plan

(g)               Custodian agreement, as amended

(i)               Opinion and Consent of Charles H. Stamm, Esq.

(j)(1)            Consent of Sutherland Asbill & Brennan LLP

(j)(2)            Consent of Ernst & Young LLP

(l)(2)            Seed Money Agreement, dated as of August 1, 2002